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                             MASTER LEASE AGREEMENT


                                     BETWEEN


                     VARIOUS SUBSIDIARIES AND AFFILIATES OF
                              FRETUS INVESTORS LLC

                                       AND


                          EMERITUS PROPERTIES-NGH, LLC
                                   ESC-NGH, LP


                                   DATED AS OF
                                 OCTOBER 1, 2002

                             MASTER LEASE AGREEMENT


          This Master Lease Agreement ("Lease") is made effective as of October 1, 2002 (the "Effective Date") between FRETUS INVESTORS BIRMINGHAM LLC, FRETUS INVESTORS CHANDLER LLC, FRETUS INVESTORS GLENDALE LLC, FRETUS INVESTORS MESA LLC, FRETUS INVESTORS ORANGE PARK LLC, FRETUS INVESTORS JACKSONVILLE LLC, FRETUS INVESTORS MELBOURNE LLC, FRETUS INVESTORS ORLANDO LLC, FRETUS INVESTORS WINTER SPRINGS LLC, FRETUS INVESTORS FORT WAYNE LLC, FRETUS INVESTORS INDIANAPOLIS LLC, FRETUS INVESTORS GREENWOOD LLC, FRETUS INVESTORS LAS VEGAS LLC, FRETUS INVESTORS AUSTIN LP, FRETUS INVESTORS DALLAS LP, FRETUS INVESTORS EL PASO LLC, FRETUS INVESTORS FARMERS BRANCH LP, FRETUS INVESTORS FORT WORTH LP, FRETUS
INVESTORS HOLLYWOOD PARK LP, FRETUS INVESTORS HOUSTON LP, FRETUS INVESTORS MEMORIAL OAKS HOUSTON LP, FRETUS INVESTORS PLANO LP, FRETUS INVESTORS SAN ANTONIO LP AND FRETUS INVESTORS SUGAR LAND LP, each a Delaware limited liability company or limited partnership (collectively, "Landlord") and each acting by and through its manager, in the case of the Landlord entities which are limited liability companies and through the manager of its general partner, in the case of the Landlord entities which are limited partnerships, FRETUS INVESTORS LLC, a limited liability company organized under the laws of the State of Washington ("Fretus"), having its principal office located at 2025 First Avenue, Suite 890, Seattle, WA 98121, and EMERITUS PROPERTIES-NGH, LLC, a limited liability company organized under the laws of the State of Washington ("Properties") and ESC-NGH, LP, a limited partnership organized under the laws of the State of Washington ("ESC" and together with Properties, "Tenant"), having their chief executive offices located at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.
                                 R E C I T A L S
A.     As  of  the  date  hereof, Landlord acquired the Leased Property (defined below).
B. Landlord desires to lease the Leased Property to Tenant and Tenant desires to lease the Leased Property from Landlord upon the terms set forth in this Lease.
          NOW,  THEREFORE,  Landlord  and  Tenant  agree  as  follows:
    ARTICLE 1: LEASED PROPERTY, TERM, DEFINITIONS, RECOGNITION OF INDIVISIBLE MASTER LEASE AND IRREVOCABLE WAIVER OF CERTAIN RIGHTS
          1.1     Leased  Property.  Landlord hereby leases to Tenant and Tenant
                  ----------------
hereby leases from Landlord the Leased Property, subject, however, to the Permitted Exceptions and subject to the terms and conditions of this Lease.
          1.2     Term.  The  initial  term  ("Initial  Term")  of  this  Lease
                  ----
commences on the Effective Date and expires at 12:00 Midnight Eastern Time on the day before the 10th anniversary of the Commencement Date (the "Expiration Date"). Tenant shall have the option to renew the Lease beyond the expiration of the Initial Term for two consecutive renewal terms of five (5) years each (each a "Renewal Term") on the following terms and conditions: [i] Tenant shall provide Landlord with written notice of its intent to renew no later than one hundred eighty (180) days prior to the end of the Initial Term or the first
Renewal Term, as applicable and [ii] there shall be no Event of Default outstanding at the time such notice of renewal is delivered to Landlord or on the first day of any such Renewal Term. Any such renewal shall be on the same terms and conditions set forth in this Lease. Hereinafter the Initial Term and the Renewal Terms will collectively be referred to as the "Term."
          1.3     Definitions.  Except  as otherwise expressly provided, [i] the
                  -----------
terms defined in this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words "herein", "hereof", and "hereunder" and similar words refer to this Lease as a whole and not to any particular section.
          "ADA" means the federal statute entitled Americans with Disabilities Act, 42 U.S.C. 12101, et seq.
                          -------
          "Additional Rent" means the sum of all Percentage Rent and General Additional Rent.
          "Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Tenant. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. An Affiliate of Tenant shall specifically exclude Columbia Pacific Management, Inc., or any Affiliate thereof, Holiday Retirement Corporation, or any Affiliate thereof, and Alterra Healthcare Corporation or any Affiliate thereof.
          "Alteration"  has  the  meaning  set  forth  in  16.1.
          "Applicable Percentage" shall mean 7% in the First Percentage Rent Period, 7.5% in the Second Percentage Rent Period, 8.25% in the Third Percentage Rent Period and 8.5% in the Fourth Percentage Rent Period and each Subsequent Percentage Rent Period through the remainder of the Term.
          "Bankruptcy Code" means the United States Bankruptcy Code set forth in 11 U.S.C. 101 et. seq., as amended from time to time.
          "Base Rent" means the total of [i] the Part A Base Rent and [ii] the Part B Base Rent.
          "Base Rent Payment Date" has the meaning set forth in 2.1. "Baty" means Daniel R. Baty.
          "Binding  Purchase  Notice"  has  the  meaning  set  forth  in  13.2.
          "Business Day" means any day other than a Saturday, Sunday, or national holiday.
          "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.
          "Closing" means the closing of the lease of the Leased Property to Tenant.
          "Collateral"  has  the  meaning  set  forth  in  24.1.
          "Column"  has  the  meaning  set  forth  in  4.6.
          "Column Loan Agreement" has the meaning set forth in 4.6. "Commencement Date" means the Effective Date if such date is the first day of a month, and if it is not, the first day of the first month following the Effective Date.
          "Company"  means  Tenant.
          "Correction Period" has the meaning set forth in 7.1. "Deciding Court" has the meaning set forth in 13.5.
          "Default  Rate"  means  18%  per  annum.
          "Effective  Date"  means  the  date  of  this  Lease.
          "Emeritus" means Emeritus Corporation, a Washington corporation. "Emeritus Facility Names" means any of the Facility Names, other than the Initial Facility Names, which incorporate the name "Emeritus" or any variation thereof or use an Emeritus naming convention, including but not limited to the "Loyalton" naming convention, other than an Emeritus naming convention adopted for use solely with respect to the Leased Property.
          "Environmental Laws" means all federal, state, and local laws, ordinances and policies the purpose of which is to protect human health and the environment, as amended from time to time, including, but not limited to, [i] CERCLA; [ii] the Resource Conservation and Recovery Act; [iii] the Hazardous Materials Transportation Act; [iv] the Clean Air Act; [v] Clean Water Act; [vi] the Toxic Substances Control Act; [vii] the Occupational Safety and Health Act; [viii] the Safe Drinking Water Act; and [ix] analogous state laws and regulations including laws governing the presence, handling and remediation of mold.
          "Escrow  Agent"  has  the  meaning  set  forth  in  13.6.
          "Event  of  Default"  has  the  meaning  set  forth  in  8.1.
          "Excess Gross Revenues of the Facilities" shall mean the Gross Revenues of the Facilities in excess of the Gross Revenues Threshold.
          "Expiration  Date"  has  the  meaning  set  forth  in  1.3.
          "Facility" means each facility located on a portion of the Land, including the Facility Property associated with such Facility. References in this Lease to "the Facility" shall mean each Facility individually unless expressly stated otherwise but such individual references shall not affect the agreements and acknowledgements of Tenant set forth at the end of this Article I.
          "Facility Financial Reporting" means certain financial statements and reports with respect to the operating results and financial condition of the Facilities in the form attached hereto as Exhibit A and which are to be delivered to Landlord in accordance with the reporting requirements set forth in Exhibit A.
          "Facility Name" means the name under which a Facility has done business during the Term.
          "Facility Property" means the portion of the Land on which a Facility is located, the legal description of which is set forth beneath the applicable Facility Name on Exhibit B, the Improvements on such portion of the Land, the Related Rights with respect to such portion of the Land, and Landlord's Personal Property with respect to such Facility.
          "Facility State" means the State in which a respective Facility is located.
          "Facility States" means, collectively, the States in which the Leased Property is located.
          "Facility Uses" means the uses relating to the operation of a Facility as a facility of the type and operating the number of beds and units set forth on Exhibit C with respect to such Facility.
          "Fair  Market  Value"  has  the  meaning  set  forth  in   13.5.
          "Final Payment Period" has the meaning set forth in 2.2(b). "Financial Performance Minimum Targets" has the meaning set forth in
8.1(j).
          "Financing Limitations" has the meaning set forth in 13.6. "First Percentage Rent Period" means the period from the Percentage
Rent  Commencement  Date  through  December  31,  2004.
          "Fixtures" means all permanently affixed equipment, machinery, fixtures and other items of real and/or personal property (excluding Landlord's Personal Property), including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, built-in oxygen and vacuum systems, towers and other devices for the transmission of radio, television and other signals, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto.
          "Fourth Percentage Rent Period" means the period from January 1, 2007 though December 31, 2007.
          "Fretus"  has  the  meaning  set  forth in the introductory paragraph.
     "Fretus Operating Agreement" means the Amended and Restated Operating Agreement of Fretus dated September 26, 2002 among the members of Fretus, as the same may be amended, modified or restated from time to time in accordance with the terms thereof.
          "General Additional Rent" has the meaning set forth in 2.3. "Government Authorizations" means all permits, licenses, approvals, consents, and authorizations required to comply with all Legal Requirements, including, but not limited to, [i] zoning permits, variances, exceptions, special use permits, conditional use permits, and consents; [ii] the permits, licenses, provider agreements and approvals required for licensure and operation of each Facility in accordance with its respective Facility Uses and, if applicable, certified as a provider under the federal Medicare and state Medicaid programs; [iii] environmental, ecological, coastal, wetlands, air, and water permits, licenses, and consents; [iv] curb cut, subdivision, land use, and planning permits, licenses, approvals and consents; [v] building, sign, fire, health, and safety permits, licenses, approvals, and consents; and [vi] architectural reviews, approvals, and consents required under restrictive covenants.
          "Gross Revenues" shall mean all revenues received or receivable from or by reason of the operation of the Facilities including, without limitation, all resident revenues received or receivable for the use of or otherwise by reason of all rooms, beds and other facilities provided, meals service, services performed, space or facilities subleased or goods sold on the Leased Property, including without limitation, and except as provided below, any consideration received under any subletting, licensing or other arrangements with any person or entity relating to the possession or use of any portion of the Leased Property and all revenues from all ancillary services provided by Tenant; provided, however, that Gross Revenues shall not include non-operating revenues such as interest income or gain from the sale of assets not sold in the ordinary course of business; and provided, further, that there shall be deducted from such revenues:
(i) contractual allowances (relating to any period during the Term of this Lease) for billings not paid by or received from the appropriate governmental authority or third party payor;
(ii)     allowances  according  to  GAAP  for  uncollectible  accounts;
(iii) all proper resident billing credits and adjustments according to GAAP relating to health care accounting;
(iv) federal, state or local excise taxes and any tax based upon or measured by said Gross Revenues which is added to or made a part of the amount billed to the resident or other recipient of such services or goods, whether included in the billing or stated separately;
     ;and provided, further, that Gross Revenues shall include, as to residents or third party payors who receive discounts or as to residents who receive free care as a condition to Tenant's participation in any federal, state or local governmental program, only the revenues actually received or receivable from such residents. To the extent that the Leased Property is subleased by Tenant, Gross Revenues shall be calculated for all purposes of this Lease by including the Gross Revenues of such sublessees with respect to the affected portion of the Leased Property but excluding the rent received or receivable by Tenant from or under such sublease.
          "Gross Revenues Threshold" means Ten Million Eight Hundred Seventy Five Thousand and no/100 Dollars ($10,875,000) per quarter and Forty Three Million Five Hundred Thousand and no/100 Dollars ($43,500,000) per annum.
          "Guarantor" shall mean collectively, Baty and Emeritus. "Guaranty" shall mean the Guaranty of Guarantor of even date herewith with  respect  to  the  obligations  of  Tenant  hereunder.
          "Hazardous Materials" means any substance [i] the presence of which poses a hazard to the health or safety of persons on or about the Land, including, but not limited to, asbestos containing materials; [ii] which requires removal or remediation under any Environmental Law, including, without limitation, any substance which is toxic, explosive, flammable, radioactive, or otherwise hazardous; or [iii] which is regulated under or classified under any Environmental Law as hazardous or toxic, including, but not limited to, any substance within the meaning of "hazardous substance", "hazardous material", "hazardous waste", "toxic substance", "regulated substance", "solid waste", or "pollutant" as defined in any Environmental Law.
          "Impositions"  has  the  meaning  set  forth  in  3.4.
          "Imposition  Amounts"  has  the  meaning  set  forth  in  3.2.
          "Improvements" means all buildings, structures, Fixtures and other improvements of every kind on any portion of the Land, including, but not limited to, the Pre-Approved Improvements, alleys, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures, now or hereafter situated upon any portion of the Land.
          "Initial Equity" means the sum of [i] the amount invested by Landlord in connection with its acquisition and financing of the Leased Property in the amount of $26,646,425 and [ii] the Pre-Approved Improvements Budgeted Cost, which amounts are allocated among the Facilities in the manner set forth in Exhibit D.
     "Initial Facility Names" means with respect to each Facility, the Facility Name in use on the Effective Date as set forth on the attached Exhibit C.
          "Initial Financing"means debt secured by the Leased Property as of the Effective Date in the original principal amount of $45,000,000, which is allocated among the Facilities in the manner set forth in Exhibit D.
          "Initial  Term"  has  the  meaning  set  forth  in  1.2.
     "Interim Payment Periods" has the meaning set forth in 2.2(a). "Knowledge" means the actual knowledge of Raymond R. Brandstrom, Daniel R.
Baty and William M. Shorten based on information coming to their attention in the ordinary course of their capacities as directors, officers and/or employees of Tenant and/or Emeritus, without any duty of independent investigation.

          "Land" means the real property described in Exhibit B attached hereto. "Landlord" has the meaning set forth in the introductory paragraph. "Landlord Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Landlord. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity.
          "Landlord's Personal Property" means all Personal Property owned by Landlord on the Effective Date and located at the Facility, including, without limitation, all personal property listed on the attached Exhibit E, together with any and all replacements thereof, and all Personal Property that pursuant to the terms of this Lease becomes the property of Landlord during the Term.
          "Landlord Property Reports" means the structural and environmental reports prepared for Landlord and described in Exhibit F hereto.
          "Lease"  means  this  Master  Lease Agreement, as amended from time to time.
          "Lease  Documents"  means  this  Lease  and  all documents executed by
Landlord  and  Tenant  relating  to  this  Lease  or  the  Facility.
          "Lease  Termination  Cash Flow" means the (i) Portfolio Cash Flow less
(ii) Base Rent payments, in the twelve (12) calendar month period ending immediately prior to the Lease Termination Date.
          "Lease Termination Date" means the date this Lease terminates with respect to all or any portion of the Leased Property other than upon (i) the expiration of the Term or (ii) the earlier termination thereof by Landlord as a result of the occurrence of an Event of Default.
     "Lease  Termination  Fee"  means  (A) in the case of the termination of the
Lease  with  respect  to  all of the Leased Property, (i) zero, in the event the
Lease  Termination  Cash  Flow  is less than the Lease Termination Threshold and
(ii) in the event that the Lease Termination Cash Flow is equal to or greater than the Lease Termination Threshold, the sum of (X) Three Million Five Hundred Thousand and no/100 Dollars ($3,500,000) plus (Y) the product of (I) any Lease Termination Cash Flow in excess of the Lease Termination Threshold multiplied by
(II) five (5) and (B) in the case of the termination of the Lease with respect to less than all of the Leased Property such amount as may be agreed upon by Landlord and Tenant or as may be determined by arbitration in accordance with the terms of this Lease.
"Lease Termination Threshold" means, (A) in the case of the termination of the Lease as to all of the Leased Property, Three Million Five Hundred Thousand and no/100 Dollars ($3,500,000) and (B) in the case of the termination of the Lease with respect to less than all of the Leased Property such amount as may be agreed upon by Landlord and Tenant or as may be determined by arbitration in accordance with the terms of this Lease.
          "Lease Year" means each consecutive period of 365 or 366 days throughout the Term. The first Lease Year commences on the Commencement Date and expires on the day before the first anniversary of the Commencement Date.
          "Leased Property" means all of the Land, Improvements, Related Rights and Landlord's Personal Property from time to time leased by Landlord to Tenant under the terms of this Lease.
          "Legal Requirements" means all laws, regulations, rules, orders, writs, injunctions, decrees, certificates, requirements, agreements, conditions of participation and standards of any federal, state, county, municipal or other governmental entity, administrative agency, insurance underwriting board, architectural control board, private third-party payor, accreditation organization, or any restrictive covenants affecting a Facility or otherwise applicable to the development, construction, condition, use and operation of the Facility for the Facility Uses, including, but not limited to, [i] zoning, building, fire, health, safety, sign, and subdivision regulations and codes; [ii] certificate of need laws (if applicable); [iii] licensure to operate as each Facility in accordance with its respective Facility Uses; [iv] Medicare and Medicaid certification requirements (if applicable); [v] the ADA; [vi] any Environmental Laws; and [vii] requirements, conditions and standards for participation in third-party payor insurance programs (if applicable).
          "Lesser  Price  Offer"  has  the  meaning  set  forth  in  13.2.
          "MAI  Appraiser"  has  the  meaning  set  forth  in  13.5.
     "Marketing  Period"  has  the  meaning  set  forth  in  13.2.
"Material  Modification"  has  the  meaning  set  forth  in  13.7.
          "Material Obligation" means [i] any indebtedness in excess of $250,000.00 with respect to any equipment at the Facility secured by a security interest in or a lien, deed of trust or mortgage on any of the Leased Property (or any part thereof, including any Personal Property) and any agreement relating thereto; [ii] any obligation or agreement that is material to the construction or operation of the Facility or that is material to Tenant's business or financial condition and where a breach thereunder, if not cured within any applicable cure period, would have a material adverse affect on the financial condition of Tenant or the results of operations at the Facility; [iii] any unsecured indebtedness or lease of Tenant that has an outstanding principal balance or obligation of at least $250,000.00 and any agreement relating thereto.
          "Maximum Assumed Debt Service Amount" has the meaning set forth in 13.7(a).
          "Minimum Purchase Price" shall mean One Hundred Forty Two Million Eight Hundred Thousand and no/100 Dollars ($142,800,000).
     "Mold Remediation Reports" shall mean those reports dated September 25, 2002 and issued by EMG with respect to the mold located at certain of the Facilities.
          "Monetary  Liens"  has  the  meaning  set  forth  in  13.6.
          "Mortgage Debt" means the principal amount of the debt secured by the Leased Property.
          "New  Lease"  has  the  meaning  set  forth  in  13.4(c).
          "Non-Texas Facilities" means all of the Facilities located in [i] Chandler, Arizona, [ii] Mesa, Arizona, [iii] Birmingham, Alabama, [iv] Las Vegas, Nevada, [v] Ft. Wayne, Indiana, [vi] Indianapolis, Indiana, [vii] Orange Park, Florida, [viii] Jacksonville, Florida, [ix] Melbourne, Florida, [x] Orlando, Florida and [xi] Winter Springs, Florida.
          "Obligor Group Obligations" means all payment and performance obligations of Tenant to Landlord or any Landlord Affiliate, including, but not limited to, all obligations under this Lease, any loans extended to Tenant by Landlord or any Landlord Affiliate and all documents executed by Tenant in favor of Landlord or any Landlord Affiliate in connection with this Lease, any loan or any other obligation.
          "Offer  Notice"  has  the  meaning  set  forth  in  13.2.
          "Officer's Certificate" means a certificate of Tenant signed by an officer authorized to do so by the board of directors or bylaws of its general partner or member, as applicable.
          "Option Exercise Period" means the period commencing on October 1, 2005 and ending on September 30, 2007.
          "Option to Purchase" has the meaning set forth in 13.5. "Other Liens" has the meaning set forth in 13.6.
          "Organization State" means the State in which an entity is organized. "Organizational Documents" means [i] for a corporation, its Articles of Incorporation certified by the Secretary of State of the Organization State, as amended to date, and its Bylaws certified by such entity, as amended to date; [ii] for a partnership, its Partnership Agreement certified by such entity, as amended to date, and the Partnership Certificate, certified by the appropriate authority (if applicable), as amended to date; and [iii] for a limited liability company, its Articles of Organization certified by the Secretary of State of the Organization State, as amended to date, and its Operating Agreement certified by such entity, as amended to date.
          "Outstanding Equity" means the sum of [i] Initial Equity plus [ii] the Pre-Approved Improvements Cost Overruns, plus [iii] any additional capital contributions or loans made by the members of Landlord to cover the costs incurred by Landlord (A) to cure an Event of Default under this Lease, or (B) to cure a default under the documents evidencing the Mortgage Debt which arises from an Event of Default under this Lease, or (C) which Landlord reasonably determines is necessary to prevent the occurrence of a default under the documents evidencing the Mortgage Debt (other than a default caused solely by the acts or omissions of Landlord or its members) or (D) to fund any amounts due under the documents evidencing the Mortgage Debt, whether in the form of escrow payments or mandatory prepayments of principal (and not funded by Tenant pursuant to 15.4 or caused solely by the acts or omissions of Landlord or its members), in order to ensure compliance with the financial covenants contained therein or to pay any exit or termination fees due upon the prepayment or payment at maturity of the Mortgage Debt with respect to any or all of the Leased Property (and not funded either by Tenant pursuant to 15.4 or from the proceeds of any Mortgage Debt secured in connection with the refinancing of the then outstanding Mortgage Debt) less [iv] any portion of the Initial Equity or previously Outstanding Equity which (X) upon receipt by Fretus from Landlord has been paid by Fretus to its members as distributions of Adjusted Net Capital Proceeds (as defined in the Fretus Operating Agreement) under the terms of the Fretus Operating Agreement or (Y) is reimbursed to Landlord by Tenant, in the case of a payment made under clauses [iii](A), (B) or (C), or (Z) is returned to Landlord by the holder of the Mortgage Debt, in the case of a payment made under clause [iii](D) or in the case of any funds deposited into escrow with the holder  of  the  Mortgage  Debt  at  the  time of the closing of the transaction evidencing the Mortgage Debt; provided, however, that distributions to the members of Landlord of Net Ordinary Cash Flow (as defined in Landlord's Operating Agreement) pursuant to the terms of Landlord's Operating Agreement shall not serve to reduce Outstanding Equity and provided further, in the event the Leased Property or any portion thereof is sold and Tenant shall have elected under Section 13.3 to maintain its leasehold interest in said sold Leased Property or portion thereof pursuant to the Lease or a replacement lease [x] the determination of Outstanding Equity with respect to the sold Leased Property or portion thereof shall not include any amounts paid by the third party purchaser but instead shall remain, as to such purchaser, the Outstanding Equity of the sold Leased Property or portion thereof immediately prior to the closing of such sale, and [y] the determination of Outstanding Equity with respect to the portion of the Leased Property not so sold shall not include the Sales Profits in the calculation of Net Capital Proceeds under clause [iii](X) above. "Sales Profits" as used herein shall mean the amount by which the Net Capital Proceeds arising from such sale exceeds the Outstanding Equity of the sold Leased Property or portion thereof immediately prior to the closing of such sale.
          "Part A Base Rent" means an amount equal to the Landlord's debt service payments with respect to the Mortgage Debt; provided, however, in the case of the sale of less than all of the Leased Property, the amount of the Mortgage Debt used to calculate the Part A Base Rent with respect to the remaining portion of the Leased Property shall not be reduced by any prepayment premium which Landlord is required to pay at the time of such sale (even though such prepayment premium reduces the outstanding principal balance of the Mortgage Debt) and the Part A Base Rent due under any New Lease executed with respect to the sold portion of the Leased Property shall be determined in the manner set forth in 13.4(d); and provided, further, that in the case of the refinancing of less than all of the Leased Property and the concurrent execution of a Refinancing Lease with respect to the affected portion of the Leased Property, the amount of the Mortgage Debt used to calculate the Part A Base Rent with respect to the remaining portion of the Leased Property shall be reduced by any prepayment premium which Landlord is required to pay at the time of such refinancing transaction and the Part A Base Rent due under any Refinancing Lease shall be based upon the Mortgage Debt allocated in accordance with the terms of this Lease to the portion of the Leased Property subject to said Refinancing Lease, subject, however, to the limitations set forth in 13.7(a).
          "Part B Base Rent" means an amount sufficient to provide Landlord with a 12% annual return on the Outstanding Equity.
          "Partial Taking" has the meaning set forth in 10.2. "Percentage Rent" has the meaning set forth in 2.2. "Percentage Rent Calculation" has the meaning set forth in 2.2.
          "Percentage Rent Commencement Date" means October 1, 2003. "Percentage Rent Period" means, as applicable, the First Percentage Rent
Period, the Second Percentage Rent Period, the Third Percentage Rent Period, the Fourth Percentage Rent Period, the Fifth Percentage Rent Period or any Subsequent Percentage Rent Period.
          "Permitted Exceptions" means all easements, liens, encumbrances, restrictions, agreements and other title matters existing as of the Effective Date or thereafter created or consented to by Tenant, including, without limitation, the exceptions to title set forth on Exhibit G attached hereto, and any sublease of any portion of the Leased Property made in complete accordance with Article 18.
          "Permitted Liens" means [i] liens granted to Landlord; [ii] liens customarily incurred by Tenant in the ordinary course of business for items not delinquent, including mechanic's liens and deposits and charges under worker's compensation laws; [iii] liens for taxes and assessments not yet due and payable; [iv] any lien, charge, or encumbrance which is being contested in good faith pursuant to this Lease; [v] the Permitted Exceptions; and [vi] purchase money financing and capitalized equipment leases for the acquisition of personal property provided, however, that Landlord obtains a nondisturbance agreement from the purchase money lender or equipment lessor in form and substance as may be satisfactory to Landlord if the original cost of the equipment exceeds $250,000.00 per Facility.
          "Personal Property" means all machinery, equipment, furniture, furnishings, movable walls or partitions, computers (and all associated software), trade fixtures and other tangible personal property (but excluding consumable inventory and supplies owned by Tenant) used in connection with the Leased Property, together with all replacements and alterations thereof and additions thereto, except items, if any, included within the definition of Fixtures or Improvements.
          "Portfolio  Cash  Flow"  has  the  meaning  set  forth  in  15.7.1.
          "Portfolio Coverage Ratio" has the meaning set forth in 15.7.1. "Pre-Approved Improvements" means those improvements to the Facilities described  in  Exhibit  H.
          "Pre-Approved Improvements Budgeted Cost" means the cost of each of the Pre-Approved Improvements as set forth in Exhibit H.
          "Pre-Approved Improvements Cost Overruns" means the cost of each of the Pre-Approved Improvements in excess of the Pre-Approved Improvements Budgeted Cost, which Landlord agrees to fund in its sole discretion.
          "Protected Period" means the period from the Commencement Date to the last day of the sixtieth (60th) month after the Commencement Date.
          "Purchase Agreement" shall mean that Purchase and Sale Contract dated May 24, 2002 among Fretus Investors LLC, as Purchaser, and Seller, as amended.
          "Purchase  Notice"  has  the  meaning  set  forth  in  13.5.
     "Purchase Price Offset" means (i) zero, in the event the Lease Termination Cash Flow is less than the Lease Termination Threshold and (ii) in the event that the Lease Termination Cash Flow is equal to or greater than the Lease Termination Threshold, the sum of (A) Three Million Five Hundred Thousand and no/100 Dollars ($3,500,000) plus (B) the product of (I) any Lease Termination Cash Flow in excess of the Lease Termination Threshold multiplied by (II) five
(5).
          "Qualified Capital Expenditures" means the expenditures capitalized on the books of Tenant for any of the following: replacement of furniture, fixtures and equipment, including refrigerators, ranges, major appliances, bathroom fixtures, doors (exterior and interior), central air conditioning and heating systems (including cooling towers, water chilling units, furnaces, boilers and fuel storage tanks) and replacement of siding; roof replacements, including replacements of gutters, downspouts, eaves and soffits; repairs and replacements of plumbing and sanitary systems; overhaul of elevator systems; repaving, resurfacing and sealcoating of sidewalks, parking lots and driveways; repainting of entire building exterior and normal maintenance and repairs needed to maintain the quality and condition of the Facility in accordance with the requirements of this Lease, but excluding Alterations.
          "Receivables" means [i] all of Tenant's rights to receive payment for providing resident care and services at the Facility as set forth in any accounts, contract rights, and instruments, and [ii] those documents, chattel paper, inventory proceeds, provider agreements, participation agreements, ledger sheets, files, records, computer programs, tapes, and agreements relating to Tenant's rights to receive payment for providing resident care services at the Facility.
          "Reconciliation Report" has the meaning set forth in 2.2(b). "Refinancing Lease" has the meaning set forth in 13.7. "Related Rights" means all easements, rights (including bed operating rights)  and  appurtenances  relating  to  the  Land  and  the  Improvements.
          "Renewal  Term"  has  the  meaning  set  forth  in  1.2.
          "Rent" means Base Rent, General Additional Rent, Default Rent and Percentage Rent.
          "Rent Schedule" means the schedule issued by Landlord to Tenant showing the Base Rent to be paid by Tenant pursuant to the terms of this Lease, as such schedule is amended from time to time by Landlord. The initial Rent
Schedule is attached to this Lease as Schedule 1 or, after review and approval by Tenant, will be attached following Closing if the Rent Schedule cannot be determined until the day of Closing.
          "Replacement Operator" has the meaning set forth in 15.9.1. "Review Period" has the meaning set forth in 13.2.
          "Sale  Price"  has  the  meaning  set  forth  in  13.2.
          "Sale  Property"  has  the  meaning  set  forth  in  13.1.
          "Sales Profits" has the meaning set forth in the definition of Outstanding Equity.
          "Second Percentage Rent Period" means the period from January 1, 2005 through December 31, 2005.
          "Secured  Party"  has  the  meaning  set  forth  in  24.1.
          "Seller" means collectively, Forum-NGH, Inc., MSLS Investments 20, Inc. and Meridian-Indianapolis, L.L.C.
          "Subject  Property"  has  the  meaning  set  forth  in  13.1
          "Subsequent Percentage Rent Period" means each twelve month period commencing on January 1 and ending on December 31, with the first Subsequent Percentage Rent period commencing on January 1, 2008.
          "Tenant" has the meaning set forth in the introductory paragraph of this Lease.
          "Tenant and Guarantor Financial Reporting" means certain financial statements and reports with respect to the operating results and financial condition of Tenant and Guarantor in the form attached hereto as Exhibit I and which are to be delivered to Landlord in accordance with the reporting requirements set forth in Exhibit I.
          "Term"  has  the  meaning  set  forth  in  1.2.
          "Texas Facilities" means the Facilities located in [i] Houston, [ii] El Paso, [iii] Plano, [iv] Farmers Branch, [v] Hollywood Park, [vi] Austin, [vii] San Antonio, [viii] Sugar Land and [ix] Fort Worth, Texas
          "Third  Party  Offer"  has  the  meaning  set  forth  in  13.2.
          "Third Percentage Rent Period" means the period from January 1, 2006 through December 31, 2006.
     "Total  Taking"  has  the  meaning  set  forth  in  10.1.
          "Utility  Charges"  has  the  meaning  set  forth  in  3.7.
          "Valid  Contract"  has  the  meaning  set  forth  in  13.2.
          "WARN  Act"  means  the  Worker Adjustment and Retraining Notification
Act.
     1.4.     Master  Lease  Provisions. Tenant acknowledge and agrees that this
              -------------------------
Lease constitutes a single, indivisible lease of the entire Leased Property, and the Leased Property constitutes a single economic unit. Landlord acknowledges and agrees that the Texas Facilities shall be leased to ESC and the Non-Texas Facilities shall be leased to Properties and accordingly that any and all references herein to Tenant shall mean ESC with respect to the Texas Facilities and Properties with respect to the Non-Texas Facilities. Notwithstanding the foregoing, Tenant reaffirms and agrees that this Lease is a single, indivisible lease of the entire Leased Property and that ESC and Properties shall be jointly and severally liable with respect to each and every Tenant obligation under this Lease. The Rent payable hereunder and all other provisions contained herein have been negotiated and agreed upon based on the intent to lease the entirety of the Leased Property as a single and inseparable transaction, and such Rent and other provisions would have been materially different had the parties intended to enter into separate leases or a divisible lease. Any Event of Default under this Lease shall constitute an Event of Default as to the entire Leased Property.
     In order to induce Landlord to enter into this Lease, to the extent permitted by law, each of Tenant:
(a) Agrees, acknowledges and is forever estopped from asserting to the contrary that the statements set forth in the preceding paragraph of this section are true, correct and complete;
(b)     Agrees,  acknowledges  and  is  forever  estopped  from asserting to the contrary that this Lease is a single master lease pursuant to which the collective Leased Property are demised as a whole to Tenant;
(c) Agrees, acknowledges and is forever estopped from asserting to the contrary that if, notwithstanding the provisions of this Section, this Lease were determined or found to be in any proceeding, action or arbitration under state or federal bankruptcy, insolvency, debtor relief or other applicable laws to constitute multiple leases demising multiple properties, such multiple leases could not by the debtor, trustee, or any other party, be selectively or individually assumed, rejected or assigned;
(d) Forever knowingly waives and relinquishes any and all rights under or benefits of the provisions of the Federal Bankruptcy Code Section 365 (11 U.S.C.
     365) or any successor or replacement thereof or any analogous state law, to selectively or individually assume, reject or assign the multiple leases comprising this Lease following a determination or finding in the nature of that described in the foregoing clause (c).
     1.5.     Related  Party  Provisions.  Each  of  Tenant  and Emeritus hereby
              --------------------------
acknowledges that Baty has a direct or indirect ownership interest in the entity or entities comprising Landlord and in each of Tenant and Emeritus and that it has been advised that the terms and conditions governing Baty's ownership interest in the entities comprising Landlord is governed by the Landlord's Operating Agreement. In order to induce Landlord to enter into this Lease, to the extent permitted by law, each of Tenant and Emeritus:
(a) Agrees, acknowledges and is forever estopped from asserting that any fiduciary duties owed by the other members of the entity or entities comprising Landlord to Baty in his capacity, directly or indirectly, as a member of such entity or entities extends in any way to the separate and independent relationship of Landlord to Tenant or Emeritus arising from Landlord's capacity as the Landlord under this Lease;
(b) Agrees, acknowledges and is forever estopped from asserting that any of the benefits or protections granted to Landlord under the terms of this Lease are diminished, impaired or affected in any way by virtue of Landlord's relationship with Baty or the relationship of the members of Landlord with Baty pursuant to the Landlord's Operating Agreement or any other agreement, document or instrument executed by the members of Landlord;
     (c) Agrees, acknowledges and is forever estopped from asserting that, as a result of the ownership interest which Baty has, directly or indirectly, in each of Tenant, Emeritus and Landlord, Landlord is not entitled to take, or is required to refrain from taking, any action otherwise permitted under this Lease or any of the documents executed in furtherance thereof or which would otherwise be permitted but for such common ownership interests;
     (d) Agrees, acknowledges and is forever estopped from asserting as a defense or counterclaim to any action taken by Landlord under this Lease the common ownership interest which Baty has, directly or indirectly, in each of Tenant, Emeritus and Landlord or any defense which Guarantor may have against Landlord in its capacity as a direct or indirect member of Landlord.
                                ARTICLE 2:  RENT
          2.1     Base  Rent.  Tenant  shall pay the Part A Base Rent in arrears
                  ----------
and the Part B Base Rent in advance in consecutive monthly installments payable on the fourth (4th) day of each month during the Term (each a "Base Rent Payment Date") commencing on the Commencement Date; provided, however, if the Effective Date is not the first day of a month, Tenant shall pay Landlord the Base Rent on the Effective Date for the partial month, i.e., for the period commencing on the Effective Date and ending on the day before the Commencement Date, and if the last day of the Term is not the last day of a month, Tenant shall pay Landlord the Base Rent for the partial month; and provided, further, that Landlord shall provide Tenant with written notice by no later than the first day of each month of the amount of Base Rent due on upcoming Base Rent Payment Date; and provided, further, that in the event that Landlord overstates or understates the amount of the Base Rent so due, Landlord and Tenant agree to cooperate in adjusting future Base Rent payments to duly compensate Landlord for any such shortfall or reimburse Tenant for any such overpayment but no such overpayment or underpayment shall be subject to any late fees or default interest provided for in this Lease.
          2.2     Percentage  Rent. In addition to the Base Rent, from and after
                  ----------------
the Percentage Rent Commencement Date, Tenant shall pay to Landlord on a quarterly basis in arrears, an amount equal to the product of the Excess Gross Revenues of the Facilities in the each such quarter multiplied by the Applicable Percentage in accordance with the following procedures:
     (a) Within forty five (45) days after the end of each of the four quarters of each Percentage Rent Period, Tenant shall deliver to Landlord an Officer's Certificate setting forth the Excess Gross Revenues of the Facilities for such quarter and the Percentage Rent, if any, due with respect to such quarter, accompanied by the amount of the Percentage Rent determined by Tenant to be due for such quarter.
(b)     Within  ninety  (90) days after the end of each  Percentage Rent Period,
Tenant  shall  deliver  to  Landlord  an Officer's Certificate setting forth the
Excess Gross Revenues of the Facilities for the Percentage Rent Period and the Percentage Rent payment determined by Tenant to be due for the Percentage Rent Period, which Officer's Certificate shall reflect any over or underpayments made with respect to the Percentage Rent previously paid by Tenant in the Percentage Rent Period (the "Reconciliation Report"). In the event the amount paid by Tenant in the Percentage Rent Period is less than the amount due from Tenant for the Percentage Rent Period, as reflected in the Reconciliation Report, then concurrently with the delivery of the Reconciliation Report, Tenant shall remit to Landlord any shortfall, along with interest thereon at the Default Rate, calculated from the date the payment should have been made to the date paid, if the amount of the shortfall is greater than five (5%) of the total Percentage Rent due with respect to such Percentage Rent Period. In the event the amount paid by Tenant in the Percentage Rent Period is more than the total Percentage Rent due from Tenant for the Percentage Rent Period, as reflected in the Reconciliation Report, then Tenant shall be entitled to a credit in the amount of such excess against its Percentage Rent payments coming due for the following Percentage Rent Period.
     (c) Landlord, at its own expense, except as otherwise provided herein, shall have the right from time to time by its accountants or representatives to review and/or audit the information set forth in the Officer's Certificates referred to in 2.2(a) and (b) and in connection with such review and/or audit to examine Tenant's books and records with respect thereto, subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulation including any duly enacted Patients' Bill of Rights or similar legislation, or as may be necessary to preserve the confidentiality of the Facility-resident relationship and the physician-patient privilege. If any such review and/or audit discloses a deficiency in the payment of Percentage Rent, Tenant shall forthwith pay to Landlord the amount of the deficiency together with interest thereon at the Default Rate from the date the payment should have been made to the date paid; provided, however, any dispute concerning such deficiency shall be resolved through arbitration in accordance with the procedures set forth in 25.26 hereof; provided, further, that as to any audit that is commenced more than two (2) years after the end of a Percentage Rent Period, the deficiency, if any, with respect to the Percentage Rent for such Percentage Rent Period shall bear interest as permitted herein only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct of Tenant. If any such review and/or audit disclosed that the Gross Revenues actually received by Tenant for any Lease Year exceed those reported by Tenant by more than five (5%) percent, Tenant shall pay the cost of such review and/or audit. Any proprietary information obtained by Landlord pursuant to such review and/or audit shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation or arbitration proceedings between the parties and except further that Landlord may disclose such information to prospective lenders, purchasers, investors, attorneys, consultants or as otherwise required by law.
          2.3     General  Additional  Rent.  In  addition  to  Base  Rent  and
                  -------------------------
Percentage Rent, Tenant shall pay all other amounts, liabilities, obligations and Impositions which Tenant assumes or agrees to pay under this Lease including any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively the "General Additional Rent").
          2.4     Place  of  Payment of Rent.  Tenant shall make all payments of
                  --------------------------
Rent to Landlord by electronic wire transfer in accordance with the wiring instructions set forth in Exhibit J attached hereto, subject to change in accordance with other written instructions provided by Landlord from time to time.
          2.5     Net  Lease.  This Lease shall be deemed and construed to be an
                  ----------
"absolute net lease", and Tenant shall pay all Rent and other charges and expenses in connection with the Leased Property throughout the Term, without deduction, recoupment or set-off. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of nonpayment of the Rent.
          2.6     No  Termination,  Abatement,  Etc.  Except  as  otherwise
                  ----------------------------------
specifically provided in this Lease, Tenant shall remain bound by this Lease in accordance with its terms. Tenant shall not, without the consent of Landlord, modify, surrender or terminate the Lease, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off or recoupment against the Rent. Except as expressly provided in this Lease, the obligations of Landlord and Tenant shall not be affected by reason of [i] any damage to, or destruction of, the Leased Property or any part thereof from whatever cause or any Taking (as hereinafter defined) of the Leased Property or any part thereof; [ii] the lawful or unlawful prohibition of, or restriction upon, Tenant's use of the Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title; [iii] any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; [iv] any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; or [v] any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided in this Lease, Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law [a] to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or [b] entitling Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default. Nothing in this 2.6 shall be construed to limit any right which Tenant may have to bring a separate action against Landlord for any claim which Tenant may have or allege to have against Landlord. Further, in the event of the occurrence of the events set forth in clause [ii] of this Section 2.6, Landlord agrees to assign to Tenant any rights which it may have against any title insurer in order to enable Tenant to seek to recover damages from such title insurer as a result thereof.
          2.7.     Default  Interest.  In  addition to any interest which may be
                   -----------------
due pursuant to 2.2, any Rent which is not paid when due shall bear interest at the Default Rate from the date due to the date paid in full.
                      ARTICLE 3:  IMPOSITIONS AND UTILITIES
          3.1     Payment  of  Impositions.  Landlord  shall pay all Impositions
                  ------------------------
that may be levied or become a lien on the Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before any fine, penalty, interest, or cost is incurred; provided, however, Landlord may contest any Imposition in accordance with 3.7; provided, however, to the extent any such Impositions may be paid without penalty in installments Landlord shall have the right to pay the same over the longest permitted installment period. Landlord shall deliver to Tenant [i] copies of the invoice for such Imposition and the check delivered for payment thereof concurrently with the delivery thereof by Landlord to the applicable taxing or other authority; and [ii] not more than 30 days after the due date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Tenant. Landlord's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. Landlord, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities. Landlord shall be entitled to any refund due from any taxing authority with respect to any Impositions paid by Landlord, subject to Landlord's obligation to forward the same to Tenant if no Event of Default shall have occurred hereunder and be continuing. Landlord shall be entitled to retain any refund from any taxing authority if an Event of Default has occurred and is continuing. Any refunds retained by Landlord due to an Event of Default shall be applied as provided in 8.8. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Landlord shall file all personal property tax returns in such jurisdictions where it may legally so file. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Landlord may, at Landlord's option, or at Tenant's direction, and at Landlord's cost and expense (subject to Tenant's reimbursement obligation as set forth in 3.2, protest, appeal or institute such other proceedings as Landlord or Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Tenant, at Landlord's expense as aforesaid, shall fully cooperate with Landlord in such protest, appeal, or other action.
     3.2.     Tenant's  Reimbursement  Obligation.  Any  and all amounts paid by
              -----------------------------------
Landlord under 3.1 shall hereinafter be referred to as "Imposition Amounts." Tenant shall reimburse Landlord for all Imposition Amounts paid by Landlord within thirty (30) days after receipt of billings accompanied by copies of a bill therefore and payments thereof which identify the Imposition or related costs or expenses with respect to which such payments are made. Tenant shall not, however, be required to reimburse Landlord for any capital gains tax or any tax based on net income imposed on Landlord by any governmental entity other than the capital stock and franchise taxes described in clause [i] of Section 3.4.
     3.3.     Proration  of  Impositions.  Impositions imposed in respect to the
              --------------------------
tax-fiscal period during which the Term commences or terminates shall be adjusted and prorated between Landlord and Tenant as of the Effective Date or termination date, as applicable, whether or not such Imposition is imposed before or after such commencement or termination, and Tenant's obligation to pay the Imposition Amount as to its prorated share thereof shall survive such termination. Tenant's prorata liability shall be calculated on the basis of a 365-day year to account for any fractional portion of a tax year included in the Term at its commencement and expiration.

     3.4     Definition  of Impositions.  "Impositions" means, collectively, [i]
             --------------------------
taxes (including, without limitation, all capital stock and franchise taxes of Landlord imposed by the Facility State or any governmental entity in the Facility State due to this lease transaction or Landlord's ownership of the Leased Property and the income arising therefrom, or due to Landlord being considered as doing business in the Facility State because of Landlord's ownership of the Leased Property or lease thereof to Tenant), all real estate and personal property ad valorem, sales and use, business or occupation, single business, gross receipts, transaction privilege, rent or similar taxes; [ii] assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed with the Term); [iii] ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including, without limitation, license, permit, inspection, authorization and similar fees); [iv] all taxes imposed by the Facility State or any governmental entity in the Facility State with respect to the conveyance of the Leased Property by Landlord to Tenant or Tenant's designee, including, without limitation, conveyance taxes; and [v] all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or any part thereof and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon [a] Landlord or Landlord's interest in the Leased Property or any part thereof; [b] the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or [c] any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use by Tenant of the Leased Property or any part thereof. Impositions shall not include any taxes imposed on Tenant's operations at the Leased Property, including, without limitation, employee withholding taxes, income taxes and intangible taxes, which shall be and remain the responsibility of Tenant to pay as and when due.
3.5     Escrow  of  Impositions.  If  either  [i] an Event of Default occurs and
        -----------------------
remains uncured or [ii] whether or not an Event of Default is outstanding, Landlord is required by the holder of any Mortgage Debt to escrow Impositions, then Tenant shall, at Landlord's election, deposit with Landlord or with the holder of any Mortgage Debt if directed by Landlord, on the fifth day of each month a sum which Landlord reasonable determines to be necessary to provide security for the performance by Tenant of its reimbursement obligations under 3.2, or equal to any amounts which Landlord is required to deposit in escrow with the holder of the Mortgage Debt, as applicable, which sums may be drawn upon by Landlord to satisfy Tenant's reimbursement obligation under 3.2.
Landlord and the holder of any Mortgage Debt, as applicable, shall have the right to commingle any amounts deposited with them by Tenant pursuant to this
3.5 and shall have no obligation to pay Tenant any interest thereof but if and to the extent any such interest is paid by the holder of any Mortgage Debt to Landlord, then Landlord shall remit such interest to Tenant.
     3.6.     Escrow  of  Reserves.  If  an  Event of Default occurs and remains
              --------------------
uncured or whether or not an Event of Default is outstanding, if required by the holder of any Mortgage Debt, Tenant shall, at Landlord's election, deposit with Landlord or with the holder of such Mortgage Debt, if directed by Landlord, on the fourth day of each month a sum equal to any amounts required to be deposited into a replacement reserve or other similar customary reserves established by the holder of any Mortgage Debt. Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge the obligations of Tenant pursuant to the provisions of this section, which amounts shall be made available by Landlord to Tenant to fulfill its obligations under 16.6 hereof and, if and to the extent permitted by the holder of any mortgage Debt, under
7.1 or to cover the cost of an Alterations made pursuant to 16.3. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant, the mortgagees, and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes. Landlord and the holder of any Mortgage Debt, as applicable, shall have the right to commingle any amounts deposited with them by Tenant pursuant to this 3.6 and shall have no obligation to pay Tenant any interest thereof but if and to the extent any such interest is paid by the holder of any Mortgage Debt to Landlord, then Landlord shall remit such interest to Tenant.
          3.7     Utilities.  Landlord  shall  cause  all  of  the  Facilities'
                  ---------
utilities  to  be  registered  in  Landlord's  name  and  shall  pay  all taxes, assessments, charges, deposits, and bills for utilities, including, without limitation, charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, and trash collection, which may be charged against the occupant of the Improvements during the Term (the "Utility Charges"). Unless other arrangements for payment of the Utility Charges are made by Landlord and are approved by Tenant, which approval shall not be unreasonably withheld, Tenant shall reimburse Landlord for all such Utility Charges paid by Landlord within thirty (30) days after receipt from Landlord of billings, accompanied by copies of a bill therefore and payments thereof, which identify the Utility Charge and Facility with respect to which such payments were made. Except for a discontinuance of utilities caused solely by Landlord's failure to pay any of the Utility Charges as and when due in accordance with this Section 3.7, Landlord will not be liable for damages to persons or property or for injury to or interruption of, business for any discontinuance of utilities nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant's obligations under this Lease and even then Landlord's liability shall be limited to the period prior to when Tenant receives actual notice of Landlord's failure to pay the Utility Charges, it being understood and agreed that once Tenant receives such notice it shall be entitled to invoke the power of attorney provided for in
Section  3.8.
          3.8     Power  of Attorney.  In the event Landlord fails to pay any of
                  ------------------
the Utility Charges as and when due in accordance with 3.7, provided Tenant is not in default of its reimbursement obligations to Landlord as set forth in 3.7, then Landlord does hereby designate Tenant as its true and lawful attorney in fact with power of substitution to provide such notice to the utility providers as may be necessary to cause all future billings with respect thereto to be issued in the name of Tenant, after which Tenant shall assume direct responsibility for the payment of the Utility Charges as and when due and the failure of Tenant to pay the same when due or within any applicable cure period shall be deemed to be an Event of Default hereunder. The power of attorney provided for in this 3.8 is coupled with an interest and shall be irrevocable by Landlord.
          3.9     Business Expenses.  Tenant shall promptly pay all expenses and
                  -----------------
costs incurred in connection with the operation of the Facility on the Leased Property, including, without limitation, employee benefits, employee vacation and sick pay, consulting fees, and expenses for inventory and supplies.
          3.10     Permitted  Contests.  Subject  to  the  terms of the Mortgage
                   -------------------
Debt, Tenant, on its own or on Landlord's behalf (or in Landlord's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Legal Requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that [i] in the case of an unpaid lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Leased Property; [ii] neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; [iii] in the case of a Legal Requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; [iv] in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, Tenant shall deliver to Landlord and its counsel an opinion of Tenant's counsel to the effect set forth in clauses [i], [ii] and [iii], to the extent applicable; [v] in the case of a Legal Requirement and/or a lien, encumbrance or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such nonpayment or noncompliance; provided, however, the provisions of this section shall not be construed to permit Tenant to contest the payment of Rent or any other sums payable by Tenant to Landlord hereunder; [vi] in the case of an insurance requirement, the coverage required by Article 4 shall be maintained; and [vii] if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or insurance requirement. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection with any such contest and any loss resulting therefrom.
                              ARTICLE 4:  INSURANCE
          4.1     Property  Insurance.  At  Tenant's expense, during the Term of
                  -------------------
this Lease, Tenant shall maintain in full force and effect a property insurance policy or policies insuring the Leased Property against the following:
(a) Loss or damage commonly covered by an "All Risks" policy insuring against physical loss or damage to the Improvements and Personal Property, including, but not limited to, risk of loss from fire, wind, flood (except with respect to any portion of the Leased Property which is located within a 100 year flood zone) earthquake and other hazards such as, collapse, transit coverage, vandalism, malicious mischief, theft, terrorism and sinkholes. The policy shall be in the amount of the full replacement value (as defined in 4.6) of the Improvements and Personal Property and shall contain a deductible amount not greater than $50,000, unless a higher deductible is approved by Landlord, which approval may be conditioned on Landlord's receipt of the approval of the holder of any Mortgage Debt, if and to the extent required by the terms thereof. Landlord, and the holder of any Mortgage Debt, shall be named as a loss payee. The policy shall not include a co-insurance clause and shall insure against contingent liability for operations of building laws, demolition costs, and increased cost of construction subject, however, to industry standard coverage limits on such endorsements. Either the policy shall provide, or Tenant shall secure a separate policy which provides, for "boiler and Machinery" coverage for objects, such as steam boilers, pressure vessels, machinery and similar apparatus, now or hereafter installed on the Leased Property.
(b) Loss of rents and income and extra expense caused by or resulting from physical loss or damage insured under 4.1(a) with a limit of not less than eighteen (18) months total of rents and income and containing an endorsement for extended period of indemnity of at least 90 days and a per claim deductible not greater than $50,000 unless a higher deductible is approved by Landlord.
(c) If any of the improvements comprising the Leased Property are located, in whole or in part, in a federally designated 100-year flood plain area, flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.
(d) Loss or damage caused by the breakage of plate glass in commercially reasonable amounts acceptable to Landlord.
(e) Loss or damage commonly covered by blanket crime insurance, including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property of patients accepted by Tenant for safekeeping, with a limit of not less than $500,000.
          4.2     Liability  Insurance.  At Tenant's expense, during the Term of
                  --------------------
this  Lease,  Tenant  shall maintain liability insurance  against the following:
(a) Claims for bodily injury, personal injury or property damage commonly covered by commercial general liability insurance with endorsements for contractual, personal injury, owner's protective liability, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with a combined single limit of not less than $11,000,000.00 per occurrence. Each occurrence is subject to a $500,000 self insurance retention by Tenant before such limit is available.
(b) Claims for bodily injury, personal injury and property damage commonly covered by comprehensive automobile liability insurance, covering all owned, leased and non-owned automobiles, with a combined single limit of not less than $11,000,000.00 per occurrence.
(c) Claims for bodily injury and personal injury commonly covered by medical malpractice insurance, with a combined single limit of not less than
$11,000,000.00 per occurrence. Each occurrence is subject to a $500,000 self insurance retention by Tenant before such limit is available.
(d) All of the insurance required by this Section 4.2 shall either be provided under an "occurrence basis" policy of insurance or under a "claims made" policy which also provides for retrospective "tail" coverage (Extended Reporting Endorsement) for a period of not less than two (2) years, unless a shorter period is approved by Landlord, the period of which coverage may be conditioned on Landlord's receipt of the approval of such period by the holder of any Mortgage Debt, if and to the extent required by the terms thereof, and with a combined single limit of not less than $11,000,000 per occurrence or if the policy does not provide for such retrospective coverage then Tenant shall have secured a separate tail insurance policy providing for such retrospective coverage for the period and in the amount specified herein.
(e)     Any  and  all  references in this Section 4.2 to a combined single limit shall mean that in any single occurrence involving one or more of the above claim descriptions, not more than $11,000,000 per occurrence is available from insurers. Unless otherwise agreed by Landlord, this $11,000,000 per occurrence limit shall consist of a primary $1,000,000 per occurrence and $3,000,000 per location general aggregate limit, plus an umbrella limit of not less than
$10,000,000  per  occurrence  and  $10,000,000  general  aggregate.
(f) Landlord acknowledges and agrees that the insurance provided by Tenant under this Section 4.2 will be provided under a blanket policy of insurance and that the coverage limits set forth in this Section 4.2 will apply on a combined basis to the Leased Property and to all of the other assisted living facilities owned or operated by Tenant.
     4.3.     Workers Compensation. At Tenant's expense, during the Term of this
              --------------------
Lease, Tenant shall maintain Workers Compensation and Employers Liability insurance for all persons employed by Tenant on, or involved in any activity associated with, the Leased Property. Such worker's compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law and the Employer's Liability insurance shall be maintained with a limit of not less than $2,000,000. The policy shall contain the insurer's agreement  to  waive  all  rights  of  subrogation  applicable  to  Landlord.
          4.4     Builder's Risk Insurance.  In connection with any construction
                  -------------------------
the cost of which is reasonably anticipated to exceed the $2,500,000 limit of builders risk insurance coverage provided in Tenant's All Risk policy of insurance, Tenant shall maintain in full force and effect a builder's completed value risk policy ("Builder's Risk Policy") of insurance in a nonreporting form insuring against "all risks" of physical loss or damage to the Improvements, including, but not limited to, risk of loss from fire, wind, flood (except with respect to any portion of the Leased Property which is within a 100 year flood zone) earthquake and other hazards, such as, collapse, transit coverage, vandalism, malicious mischief, theft, and sinkholes. The Builder's Risk Policy shall include endorsements providing coverage for building materials and supplies and temporary premises. The Builder's Risk Policy shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount not greater than $25,000 for all perils other than the perils of earthquake, wind, and flood, the deductibles for which shall be in an amount acceptable to Landlord. Landlord shall be named as an additional insured with loss payable to Landlord. The Builder's Risk Policy shall not include an endorsement preventing occupancy.
               4.5     Insurance  Requirements.  The  following provisions shall
                       -----------------------
apply  to  all  insurance  coverages required under    4.1 through 4.4 and under
4.12,  to  the  extent  provided  for  therein:
(a) The insurers of all policies shall have an A. M. Best's Rating of "A minus" or better and a Best's Financial Category of IX or higher and shall be authorized  to  do  insurance  business  in  the  Facility  State.
(b) Tenant shall be the "named insured" and, except for the Workers Compensation policy, Landlord shall be an "additional insured" on each policy.
(c) Prior to the Effective Date Tenant shall deliver to Landlord certificates of insurance showing the required coverages and endorsements. Each policy with respect to the insurance required by this Article 4 shall provide that it may not be canceled or not renewed, and no material change or reduction in coverage may be made, without at least 30 days' prior written notice to Landlord.
(d) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant or Landlord will not invalidate the coverage of the other party, and provide that Landlord shall not be responsible for payment of premiums.
(e) All property loss adjustments shall require the written consent of Landlord and Tenant, as their interests may appear.
(f) At least 30 days prior to the expiration of each insurance policy, Tenant shall deliver to Landlord a certificate of insurance showing renewal of such policy and payment of the annual premium therefor and a current Certificate of Compliance (in the form delivered at the time of Closing) completed and signed by Tenant's insurance agent.
(g) Landlord reserves the right to increase the foregoing amount of liability coverage from time to time as Landlord determines is required to adequately protect Tenant and Landlord for the claims insured thereby; provided, however, that Landlord makes no representation or warranty that the limits of liability required hereunder from time to time shall be adequate to protect Tenant.
(h) Landlord reserves the right to require that Tenant cause any of its contractors, vendors, movers or other parties conducting activities in or about or occupying the Facility to obtain and maintain insurance as determined by Landlord and as to which Landlord and such other parties designated by Landlord shall be additional insureds.
(i) All insurance policies required of Tenant hereunder shall be primary to any insurance maintained by Landlord and any insurance maintained by Landlord shall not be contributing with any insurance required of Tenant hereunder.
(j) If Tenant fails to procure such insurance or to deliver such certificates of insurance, Landlord may, at its option, procure the same for Tenant's account, and the cost thereof shall be paid to Landlord by Tenant upon demand. Landlord reserves the right to assume Tenant's obligation to maintain insurance specified under 4.1(a) or (b), and upon Landlord's written notice to Tenant exercising this right, Tenant shall cooperate with Landlord to assure an efficient transition of such insurance.
(k)     Tenant  shall  provide  Landlord  with  copies of its property insurance policies and, subject to the approval of Tenant's insurers and Landlord's execution of an appropriate confidentiality agreement in form and substance acceptable to Landlord and Tenant, with copies of Tenant's commercial general liability and professional liability insurance policies.
          4.6     Other  Insurance.  Notwithstanding  anything  to  the contrary
                  ----------------
contained herein, Tenant shall be obligated to maintain, at a minimum, insurance coverage in the amounts and satisfying the requirements provided for in any Mortgaged Debt then secured by the Leased Properties, which, as of the Effective Date is the Mortgage Debt provided by Column Financial, Inc, ("Column") and which insurance requirements, as of the date hereof, are set forth in Section
6.1 of the Loan Agreement of even date herewith between Landlord, as Borrower, and Column, as Lender (the "Column Loan Agreement").
     4.7.     Replacement  Value.  The  term  "full replacement value" means the
              ------------------
actual replacement cost new at the time of loss, including increased cost of construction endorsement, with no reductions or deductions. Payment of full replacement cost new by the insurers shall not be affected in the event the insured property is not rebuilt, replaced or repaired. Tenant shall, in connection with each annual policy renewal, deliver to Landlord a redetermination of the full replacement value by the insurer or an endorsement indicating that the Leased Property is insured for its full replacement value. If Tenant makes any Permitted Alterations (as hereinafter defined) to the Leased Property, Landlord may have such full replacement value redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement value was last determined.
          4.8     Blanket  Policy.  Notwithstanding  anything  to  the  contrary
                  ---------------
contained in this section, Tenant may carry the insurance required by this Article under a blanket policy of insurance, provided that, unless otherwise agreed by Landlord and the holder of any Mortgage Debt, the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease.
          4.9     No  Separate  Insurance.  Tenant  shall  not take out separate
                  -----------------------
insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance, by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies.
          4.10     Waiver  of  Subrogation.  Each party hereto hereby waives any
                   -----------------------
and every claim which arises or may arise in its favor and against the other party hereto and those whom each party has agreed to indemnify under Article 5 hereof during the Term for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.
          4.11     Mortgages.  The  following provisions shall apply if Landlord
                   ---------
now  or  hereafter places a mortgage on the Leased Property or any part thereof:
[i] Tenant shall obtain a standard form of lender's loss payable clause insuring the interest of the mortgagee; [ii] Tenant shall deliver evidence of insurance to such mortgagee; [iii] loss adjustment shall require the consent of the mortgagee and [iv] Tenant shall provide such other information and documents as may be required by the mortgagee.
          4.12     Escrows.  After  an  Event  of  Default  occurs  hereunder or
                   -------
whether or not an Event of Default is outstanding, if required by the holder of any Mortgage Debt, Tenant shall make such periodic payments of insurance premiums and/or other insurance escrow payments required by the terms of the Mortgage Debt (other than the deposit into the Insurance Deductible Fund, as that term is defined in the Column Loan Agreement), in accordance with
Landlord's  requirements  after  receipt  of  notice  thereof  from  Landlord.
          4.12     Key  Man  Life  Insurance.  Until the earlier to occur of the
                   -------------------------
expiration of the Term or the death of Baty, Tenant shall obtain and maintain in full force and effect, but at Landlord's sole cost and expense, a key man life insurance policy with respect to Baty, which policy shall provide for coverage in the amount of $3,000,000 and shall further provide that any losses thereunder shall be payable to Landlord. As set forth more fully in that letter dated September 30, 2002 from the Aon Corporation to Landlord, the original of the policy or policies of such key man life insurance shall be delivered to Landlord after this Lease is signed. The requirements contained in 4.5(a), (c) (except with respect to the timing of the delivery of the certificate of insurance) and
(f) (but only if Landlord has duly paid all premiums due upon the renewal of such policy) shall apply to this 4.12.
                              ARTICLE 5:  INDEMNITY
          5.1     Tenant's  Indemnification.  Tenant  hereby  indemnifies  and
                  -------------------------
agrees to hold harmless Landlord, any successors or assigns of Landlord, and Landlord's and such successor's and assign's directors, officers, employees, members, partners and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' fees, court costs, and the costs set forth in 8.7) incurred in connection with or arising from: [i] the use or occupancy of the Leased Property by Tenant or any persons claiming under Tenant; [ii] any activity, work, or thing done, or permitted or suffered by Tenant in or about the Leased Property; [iii] any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; [iv] any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind, including, without limitation, any failure to comply with any applicable requirements under the ADA; [v] any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Leased Property; [vi] any construction, alterations, changes or demolition of the Facility performed by or contracted for by Tenant or its employees, agents or contractors; and [vii] any obligations, costs or expenses arising under any Permitted Exceptions. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim, Tenant, upon notice from Landlord, will defend the claim at Tenant's expense with counsel reasonably satisfactory to Landlord. All amounts payable to Landlord under this section shall be payable on written demand and any such amounts which are not paid within 10 days after demand therefor by Landlord shall bear interest at the Default Rate from the date due to the date paid in full. In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Tenant shall use its commercially reasonable efforts to defend such action, suit or proceeding. Nothing in this 5.1 shall be construed as requiring Tenant to indemnify Landlord with respect to Landlord's own gross negligence or willful misconduct.
          5.1.1     Notice of Claim.  Landlord shall notify Tenant in writing of
                    ---------------
any claim or action brought against Landlord in which indemnity may be sought against Tenant pursuant to this section. Such notice shall be given in sufficient time to allow Tenant to defend or participate in such claim or action, but the failure to give such notice in sufficient time shall not constitute a defense hereunder nor in any way impair the obligations of Tenant under this section unless the failure to give such notice precludes Tenant's defense of any such action.
          5.1.2     Survival of Covenants.  The covenants of Tenant contained in
                    ---------------------
this section shall remain in full force and effect after the termination of this Lease until the expiration of the period stated in the applicable statute of limitations during which a claim or cause of action may be brought and payment in full or the satisfaction of such claim or cause of action and of all expenses and charges incurred by Landlord relating to the enforcement of the provisions herein specified.
          5.1.3     Reimbursement of Expenses.  Unless prohibited by law, Tenant
                    -------------------------
hereby agrees to pay to Landlord all of the reasonable fees, charges and reasonable out-of-pocket expenses related to the Facility and required hereby, or incurred by Landlord in enforcing the provisions of this Lease.
          5.2     Limitation of Landlord's Liability.  Landlord, its agents, and
                  ----------------------------------
employees, will not be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant's business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from the Leased Property or into the Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Leased Property, or from construction, repair, or alteration of the Leased Property or from any acts or omissions of any other occupant or visitor of the Leased Property who is not an agent or employee of Landlord, or from any other cause beyond Landlord's control. In the case of any loss, injury, death or damage arising from the acts or omissions of Landlord or its agents and employees, Landlord's liability shall be limited to the gross negligence or willful misconduct of such persons or entities.
          5.3.     Landlord's  Cooperation.  If  and  to  the  extent any of the
                   -----------------------
matters  which  are  the  subject  of  Tenant's indemnity obligations under this
Article 5 are or might also be the subject of the Seller's indemnity obligations under the Purchase Agreement, Landlord agrees upon request of Tenant and, at no cost or expense to Landlord, either to [i] assign its indemnity rights to Tenant, if and to the extent it is permitted to assign its rights under the Purchase Agreement or, [ii] if such assignment is not permitted, then Landlord shall, at Tenant's sole cost and expense, enforce any such indemnity rights and, provided Tenant has previously fulfilled its indemnity obligations to Landlord under this Article 5, shall remit the proceeds thereof, if any, to Tenant. Tenant acknowledges and agrees that its indemnity obligations to Landlord under
Article 5 are independent of the indemnity obligations of Seller to Landlord under the Purchase Agreement and accordingly Tenant shall not be excused from, or entitled to condition the performance of, its indemnity obligations under the
Article 5 on the ability of Landlord or Tenant, as applicable, to recover any amounts from the Seller under the Purchase Agreement nor shall the amount due from Tenant under this Article 5 be limited to or by the amount recovered from the Seller under the Purchase Agreement.
                    ARTICLE 6:  USE AND ACCEPTANCE OF PREMISES
          6.1     Use  of  Leased  Property.  Tenant  shall  use  and occupy the
                  -------------------------
Leased Property exclusively for the Facility Uses specified for each Facility and for all lawful and licensed ancillary uses, including the operation of an Alzheimer's memory loss unit at one or more of the Facilities, provided Tenant complies with all applicable Legal Requirements, and for no other purpose without the prior written consent of Landlord; and provided, further, in no event may the Alzheimer's Memory Loss Unit at any Facility consist of more than 25% of the units located at the Facility without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall obtain and maintain all approvals, licenses, and consents needed to use and operate the Leased Property as herein permitted. Tenant shall deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency within 10 Business Days after Tenant's receipt of each item and, to the extent Tenant receives a notice of deficiency or a condition exists at any Facility that requires remediation or other action, Tenant shall take all action necessary to ensure such remediation or other action is completed promptly and, in all events, within the time periods required by any applicable Legal Requirements.
          6.2     Acceptance  of  Leased Property.  Tenant acknowledges that [i]
                  -------------------------------
Tenant is presently engaged in some or all of the Facility States in the operation of health care facilities similar to the Facilities and has expertise in the assisted living industry, has thoroughly investigated the Leased Property, has selected the Leased Property to its own specifications, and has concluded that no improvements or modifications to the Leased Property, other than the Pre-Approved Improvements, are required in order to operate the Leased Property for the Facility Uses and for all lawful and licensed ancillary uses, including the operation of an Alzheimer's Memory Loss Unit at one or more of the Facilities, [ii] Tenant and its agents have had an opportunity to inspect the Leased Property; [iii] except for the Pre-Approved Improvements, Tenant has found the Leased Property fit for Tenant's use and, except for the Pre-Approved Improvements Budgeted Cost and the Pre-Approved Improvement Cost Overruns, will assume all responsibility and cost for the correction of any observed or unobserved deficiencies or violations; [iv] Landlord will deliver the Leased Property to Tenant in "as-is" condition and with all faults; [v] Landlord is not obligated to make any improvements or repairs to the Leased Property; and [vi] except to the extent repairs or replacements thereto are included in the Pre-Approved Improvements, the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, elevator, utility, plumbing, and other portions of the Leased Property are in good working order; provided, however, nothing herein shall be construed to limit Tenant's obligation to make the Pre-Approved Improvements or Landlord's obligation to fund the Pre-Approved Improvements Budgeted Cost and the Pre-Approved Improvement Cost Overruns. Tenant waives any claim or action against Landlord with respect to the condition of the Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED
PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.
          6.3     Conditions  of  Use  and Occupancy.  Tenant agrees that during
                  ----------------------------------
the Term it shall use and keep the Leased Property in good working order and repair and in a careful, safe and proper manner; not commit or suffer waste thereon; not use or occupy the Leased Property for any unlawful purposes; not use or occupy the Leased Property or permit the same to be used or occupied, for any purpose or business deemed extrahazardous on account of fire or otherwise; keep the Leased Property in such repair and condition as may be required by the Board of Health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon the Leased Property at all reasonable times to examine the condition thereof.
                  ARTICLE 7:  MAINTENANCE AND MECHANICS' LIENS
          7.1     Maintenance.  Tenant  shall  maintain, repair, and replace the
                  -----------
Leased Property, including, without limitation, all structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, HVAC systems, equipment, parking areas, sidewalks, water, sewer and gas connections, pipes and mains. Tenant shall pay, as Additional Rent, the full cost of maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about the Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall at all times maintain, operate and otherwise manage the Leased Property in good working order and repair and on a basis and in a manner which maintains the competitive quality and condition of the Facility in the marketplace in which it operates. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work or the property to be repaired shall be replaced. Tenant will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any parts thereof for the Facility Uses. Tenant shall permit Landlord to inspect the Leased Property at all reasonable times and on reasonable advance notice, and if Landlord has a reasonable basis to believe that there are maintenance problem areas and gives Tenant written notice thereof setting forth its concerns in reasonable detail, Tenant shall deliver to Landlord a plan of correction within ten (10) Business Days after receipt of the notice. Tenant shall diligently pursue correction of all problem areas within sixty (60) days after receipt of the notice or such longer period as may be necessary for reasons beyond its reasonable control such as shortage of materials or delays in securing necessary permits, but not caused by lack of diligence by Tenant, or such shorter period as may be necessary in the event of an emergency or to ensure the continued compliance of the Leased Property with applicable Legal Requirements (the "Correction Period"). Upon expiration of the Correction Period, Tenant shall deliver evidence of completion to Landlord and, upon request, during the Correction Period, Tenant shall deliver to Landlord an interim report evidencing Tenant's diligent progress towards completion. Upon completion, Landlord shall have the right to re-inspect the Facility. At each inspection of the Leased Property by Landlord, the Facility employee in charge of maintenance shall be available to tour the Facility with Landlord and answer questions.

          7.2     Required Alterations.  Tenant shall, at Tenant's sole cost and
                  --------------------
expense, make [i] any additions, changes, improvements or alterations to the Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to maintain licensure under the licensure laws of the Facility States or certification under the Medicare and Medicaid programs (if so certified), whether such changes are required by Tenant's use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatever, [ii] the Pre-Approved Improvements and [iii] the changes referred to in accordance with the Mold Remediation Reports. All such additions, changes, improvements or alterations shall be deemed to be Permitted Alterations and shall comply with all laws requiring such alterations and with the provisions of 16.4.

7.3     Mechanic's  Liens.  Tenant shall have no authority to permit or create a
        -----------------
lien against Landlord's interest in the Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord's interest in the Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanic's liens against the Leased Property by reason of work, labor, services or materials supplied or claimed to have been supplied on or to the Leased Property. Subject to Tenant's right to contest the same in accordance with the terms of this Lease, Tenant shall remove, bond-off, or otherwise obtain the release of any mechanic's lien filed against the Leased Property within 10 days after notice of the filing thereof. Tenant shall pay all expenses in connection therewith, including, without limitation, damages, interest, court costs and reasonable attorneys' fees.
          7.4     Replacements  of  Fixtures  and  Landlord's Personal Property.
                  -------------------------------------------------------------
Tenant shall not remove Fixtures and Landlord's Personal Property from the Leased Property except to replace the Fixtures and Landlord's Personal Property with other similar items of equal quality and value. Items being replaced by Tenant may be removed and shall become the property of Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord's ownership of Landlord's Personal Property and replacements therefor. Tenant may finance replacements for the Fixtures and Landlord's Personal Property by equipment lease or by a security agreement and financing statement if, with respect to any financing of critical care equipment and with respect to any other Personal Property having a value per Facility in excess of $250,000.00, [i] Landlord has consented to the terms and conditions of the equipment lease or security agreement; and [ii] the equipment lessor or lender has entered into a nondisturbance agreement with Landlord upon terms and conditions reasonably acceptable to Landlord, including, without limitation, the following: [a] Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default under this Lease; [b] the equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [c] Landlord shall have the right to assign its rights under the equipment lease, security agreement, or nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and nondisturbance agreement, including, without limitation, reasonable attorneys' fees and costs.
          7.5.     Limitations  on Alterations and Improvements Owned by Tenant.
                   ------------------------------------------------------------
Except as otherwise provided below, no part of the cost of improvements, modifications or additions to the Leased Property which are to be and remain the property of Tenant (a "Tenant Owned Improvement") will be furnished by Tenant or a related party. Notwithstanding the foregoing,
          (a) Tenant may pay for the cost of a Tenant Owned Improvement which is readily removable without causing material damage to the Leased Property (a "Severable Tenant Owned Improvement") provided that (i) the severable improvement is not subject to a contract or option for purchase or sale between Landlord and Tenant at a price other than fair market value at the time of such purchase or sale and (ii0 at the beginning of the Term, the severable improvement is not required in order to render the Leased Property complete for the use contemplated by 6.1; and
          (b) Tenant may pay for the cost of a Tenant Owned Improvement which is not a Severable Tenant Owned Improvement (a "Non-Severable Tenant Owned Improvement") provided (i) it is furnished in order to comply with Legal Requirements or (ii) it does not increase the Gross Revenues of, or licensed beds/units at, the Leased Property to more than 125% of such Gross Revenues or licensed beds/units on the Effective Date or modify the Leased Property for a materially different use or (ii) its cost, when added to the cost of other Non Severable Tenant Owned Improvements made previously (other than those to comply with Legal Requirements) does not exceed 10% of the cost of the Leased Property.
          (c) The foregoing provisions are intended to comply with Section 4(4).02 and .03 of Rev. Proc, 2001-28 and shall be interpreted and applied in a manner consistent therewith.
                        ARTICLE 8:  DEFAULTS AND REMEDIES
          8.1     Events  of  Default.  The occurrence of any one or more of the
                  -------------------
following shall be an event of default ("Event of Default") hereunder without any advance notice to Tenant unless specified herein:
(a) Tenant fails to pay in full any installment of Base Rent, any Additional Rent or any other monetary obligation payable by Tenant under this Lease
(including the Option Price), within one (1) Business Day after such payment is due; provided, however, if an Event of Default occurs under this 8.1(a) in more than three (3) consecutive months, then Tenant shall thereafter have no cure rights under this 8.1(a).
(b) Tenant fails to comply with any covenant set forth in Article 14, 15.6 or 15.8 of this Lease.
(c) Tenant fails to observe and perform any other covenant, condition or agreement under this Lease to be performed by Tenant other than those described in 8.1(a) and (b) and [i] such failure continues for a period of 25 days (or 15 days with respect to Tenant's obligations under Article 4) after written notice thereof is given to Tenant by Landlord; or [ii] if such default is susceptible to cure but, by reason of the nature of such default, it cannot be remedied within 25 days, Tenant fails to proceed with diligence reasonably satisfactory to Landlord after receipt of the notice to cure the default or, in any event, fails to cure such default within 80 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of 8.1.
(d) Tenant abandons or vacates (except during a period of repair or reconstruction after damage, destruction or a Taking) any Facility Property or any material part thereof, ceases to operate any Facility, ceases to do business or  ceases  to  exist  for  any  reason  for  any  one  or  more  days.
(e) [i] The filing by Tenant of a petition under the Bankruptcy Code or the commencement of a bankruptcy or similar proceeding by Tenant; [ii] the failure by Tenant within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against such party, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iii] the entry of an order for relief under the Bankruptcy Code in respect of Tenant; [iv] any assignment by Tenant for the benefit of its creditors; [v] the entry by Tenant into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Tenant in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [vii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of the whole or any substantial part of the properties of Tenant (provided such receiver shall not have been removed or discharged  within  60  days  of  the  date  of  his  qualification).
(f) [i] Any receiver, administrator, custodian or other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered or proceedings are instituted against the Leased Property, Tenant which adversely affect the Leased Property or any part thereof, which is not dismissed for 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors; [v] Tenant is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent Tenant from conducting all or a substantial part of its business or affairs; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of the Leased Property or any property of Tenant located at the Leased Property and is not dismissed, discharged, or bonded-off within 30 days.
(g) Any representation or warranty made by Tenant in this Lease or any other document executed in connection with this Lease, any guaranty of or other security for this Lease, or any report, certificate, application, financial statement or other instrument furnished by Tenant pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.
(h) Tenant or any Affiliate defaults on any indebtedness or obligation to Landlord or any Landlord Affiliate, any Obligor Group Obligations or any agreement with Landlord or any Landlord Affiliate, including, without limitation, any lease with Landlord or any Landlord Affiliate, or the occurrence of a default under any Material Obligation and any applicable grace or cure period with respect to default under such indebtedness or obligation expires without such default having been cured. This provision applies to all such indebtedness, obligations and agreements as they may be amended, modified, extended, or renewed from time to time,
(i) The license for the Facility or any other Government Authorization is canceled, suspended, restricted, terminated, revoked, reduced to provisional or temporary status, or otherwise invalidated, or license revocation or decertification proceedings are commenced against Tenant and, in each instance, such action is not stayed pending appeal, or, as a result of the acts or omissions of Tenant, any reduction of more than 10% occurs in either the resident occupancy capacity of the Facility or the number of resident occupants approved for the Facility, or an admissions ban is issued for the Facility and remains in effect for a period of more than thirty (30) days; provided, however, if Tenant has taken or caused to be taken all actions necessary to complete a cure of such termination, cancellation, restriction, reduction, suspension or resident occupancy reduction and the confirmation of such cure is pending governmental inspection or verification, the Tenant shall have an additional cure period equal to such additional period of time as is necessary for such governmental inspection or verification to be completed and any additional action required of Tenant by such inspection or verification to be completed and inspected and verified,
(j) In the event from and after the first day of the second Lease Year, the Portfolio Cash Flow in any three (3) consecutive fiscal quarters, commencing with the first quarter of the second Lease Year, or in any three (3) of five (5)
     consecutive fiscal quarters, commencing with the first quarter of the second Lease Year, falls below the amounts set forth in Exhibit K (the "Financial Forecast Targets").
(k) A default under the Guaranty which is not cured or waived within any applicable cure period provided for therein.
          8.2     Remedies.  Upon  the  occurrence  of an Event of Default under
                  --------
this Lease or any Lease Document, and at any time thereafter until Landlord waives the default in writing or acknowledges cure of the default in writing, at Landlord's option, without declaration, notice of nonperformance, protest, notice  of  protest,  notice  of  default, notice to quit or any other notice or demand of any kind, Landlord may exercise any and all rights and remedies provided in this Lease or any Lease Document or otherwise provided under law or in equity, including, without limitation, any one or more of the following remedies:
(a) Landlord may re-enter and take possession of the Leased Property without terminating this Lease, and lease the Leased Property for the account of
Tenant, holding Tenant liable for all costs of Landlord in reletting the Leased Property and for the difference in the amount received by such reletting and the amounts payable by Tenant under the Lease.
(b) Landlord may terminate this Lease by written notice to Tenant, exclude Tenant from possession of the Leased Property and lease the Leased Property to others, holding Tenant liable for the difference in the amounts received from such reletting and the amounts payable by Tenant under this Lease; provided, however, nothing herein shall be construed to require Landlord to relet the Leased Property unless it is required to do so under applicable law in the Facility States.
(c) Landlord may re-enter the Leased Property and have, repossess and enjoy the Leased Property as if this Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession.
(d) Landlord may have access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other returns of Tenant insofar as they pertain to the Leased Property subject to Landlord's obligation to maintain the confidentiality of any patient or employee information in accordance with the requirements of applicable State or federal law.
(e) Landlord may accelerate all of the unpaid Base Rent hereunder so that the aggregate Base Rent for the unexpired term of this Lease becomes immediately due  and  payable.
(f) Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable under this Lease then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.
(g) With respect to the Collateral or any portion thereof and Secured Party's security interest therein, Secured Party may exercise all of its rights as secured party under Article 9 of the Uniform Commercial Code. Secured Party may sell the Collateral by public or private sale upon five days notice to Tenant. Tenant agrees that a commercially reasonable manner of disposition of the Collateral shall include, without limitation and at the option of Secured Party, a sale of the Collateral, in whole or in part, concurrently with the sale of  the  Leased  Property.
(h) Secured Party may obtain control over and collect the Receivables and apply the proceeds of the collections to satisfaction of the Obligor Group Obligations unless prohibited by law. Tenant appoints Secured Party or its designee as attorney for Tenant with powers from and after and during the continuance of an Event of Default [i] to receive, to endorse, to sign and/or to deliver, in Tenant's name or Secured Party's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Tenant's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Lease. Absent gross negligence or willful misconduct of Secured Party, Secured Party shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers. At Secured Party's option, from and after and during the continuance of an Event of Default, Tenant shall [i] provide Secured Party a full accounting of all amounts received on account of Receivables with such frequency and in such form as Secured Party may require, either with or without applying all collections on Receivables in payment of the Obligor Group Obligations or [ii] deliver to Secured Party on the day of receipt all such collections in the form received and duly endorsed by Tenant. At Secured Party's request, from and after and during the continuance of an Event of Default, Tenant shall institute any action or enter into any settlement determined by Secured Party to be necessary to obtain recovery or redress from any account debtor in default of Receivables. From and after and during the continuance of an Event of Default, Secured Party may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Secured Party, thereby terminating Tenant's authority to collect Receivables. After terminating Tenant's authority to enforce or collect Receivables, Secured Party shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Secured Party shall have the right to collect and enforce the Receivables. Prior to the occurrence and during the continuance of an Event of Default, at Tenant's cost and expense, but on behalf of Secured Party and for Secured Party's account, Tenant shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Secured Party, but Tenant may commingle such collections with Tenant's own funds, until Tenant's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Secured Party does not assume any of Tenant's obligations under any Receivable, and Secured Party shall not be responsible in any way for the performance of any of the terms and conditions thereof by Tenant.
(i) Without waiving any prior or subsequent Event of Default, Landlord may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.
(j) Landlord may enter and take possession of the Land and the Facilities without terminating this Lease and complete construction and renovation of the Improvements (or any part thereof) and perform the obligations of Tenant under the Lease Documents. Without limiting the generality of the foregoing and for the purposes aforesaid, Tenant hereby appoints Landlord its lawful attorney-in-fact with full power to do any of the following from and after and during the continuance of an Event of Default: [i] complete construction, renovation and equipping of the Improvements in the name of Tenant; [ii] advance funds to complete the Improvements; [iii] make changes in the plans and specifications that shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the plans and specifications; [iv] retain or employ new general contractors, subcontractors, architects, engineers, and inspectors as shall be required for said purposes; [v] pay, settle, or compromise all existing bills and claims, which may be liens or security interests, or to avoid such bills and claims becoming liens against the Facility or security interest against fixtures or equipment, or as may be necessary or desirable for the completion of the construction and equipping of the Improvements or for the clearance of title; [vi] execute all applications and certificates, in the name of Tenant, that may be required in connection with any construction; [vii] do any and every act that Tenant might do in its own behalf, to prosecute and defend all actions or proceedings in connection with the
Improvements; and [viii] execute, deliver and file all applications and other documents and take any and all actions necessary to transfer the operations of the Facility to Landlord or Landlord's designee. This power of attorney is a power coupled with an interest and cannot be revoked.
(k) Landlord may apply, with or without notice to Tenant, for the appointment of a receiver ("Receiver") for Tenant or Tenant's business or for the Leased Property. Unless prohibited by law, such appointment may be made either before or after termination of Tenant's possession of the Leased Property, without notice, without regard to the solvency or insolvency of Tenant at the time of application for such Receiver and without regard to the then value of the Leased Property, and Secured Party may be appointed as Receiver. After the occurrence and during the continuance of an Event of Default, Landlord shall be entitled to appointment of a receiver as a matter of right and without the need to make any showing other than the existence of an Event of Default.
The Receiver shall have the power to collect the rents, income, profits and Receivables of the Leased Property during the pendency of the receivership and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Leased Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Rent or any other monetary obligation of Tenant under this Lease, including, without limitation, any losses or damages incurred by Landlord under this Lease. Tenant, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.
(l) Landlord may terminate any management agreement with respect to the Leased Property and shall have the right to retain one or more managers for the Leased Property at the expense of Tenant, such manager(s) to serve for such term and at such compensation as Landlord reasonably determines is necessary under the circumstances.
(m) For a period of up to six (6) months after the termination of this Lease or of Tenant's right to possession of the Leased Property, Landlord shall have the right to use any of the Facility Names which, at the time of such Event of Default, are Emeritus Facility Names, it being understood and agreed that Landlord is the owner of the Initial Facility Names and thus there shall be no limitation on Landlord's or its designee's right to use the Initial Facility Names.
          8.3     Right  of  Set-Off.  Landlord may, and is hereby authorized by
                  ------------------
Tenant to, at any time and from time to time without advance notice to Tenant (any such notice being expressly waived by Tenant), set-off or recoup and apply any and all sums held by Landlord, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant hereunder and against any claims by Landlord against Tenant, whether or not such obligations or claims of Tenant are matured and whether or not Landlord has exercised any other remedies hereunder. The rights of Landlord under this section are in addition to any other rights and remedies Landlord may have against Tenant.
          8.4     Performance  of  Tenant's Covenants.  Landlord may perform any
                  -----------------------------------
obligation of Tenant which Tenant has failed to perform within five days after Landlord has sent a written notice to Tenant informing it of its specific failure. Tenant shall reimburse Landlord on demand, as General Additional Rent, for any expenditures thus incurred by Landlord and shall pay interest thereon at the Default Rate.
          8.5     Late  Payment Charge.  Tenant acknowledges that any default in
                  --------------------
the payment of any installment of Rent payable hereunder will result in loss and additional expense to Landlord in servicing any indebtedness of Landlord secured by the Leased Property, handling such delinquent payments, and meeting its other financial obligations, and because such loss and additional expense is extremely difficult and impractical to ascertain, Tenant agrees that in the event any Rent payable to Landlord hereunder is not paid within 10 days after the due date, Tenant shall pay, in addition to any interest which may be due thereon pursuant to the terms of this Lease, a late charge of 5% of the amount of the overdue payment as a reasonable estimate of such loss and expenses, unless applicable law requires a lesser charge, in which event the maximum rate permitted by such law may be charged by Landlord. The 10-day grace period set forth in this section shall not extend the time for payment of Rent or the period for curing any default or constitute a waiver of such default.
          8.6     Attorneys'  Fees.  Tenant  shall  pay all reasonable costs and
                  ----------------
expenses incurred by Landlord in enforcing or preserving Landlord's rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, without limitation, [i] the fees, expenses, and costs of any litigation, appellate, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] reasonable attorney, paralegal, consulting and witness fees and disbursements; and [iii] the expenses, including, without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. All such reasonable costs, expenses, charges and fees payable by Tenant shall be deemed to be General Additional Rent under this Lease.
          8.8     Escrows  and  Application  of  Payments.  As  security for the
                  ---------------------------------------
performance of the Obligor Group Obligations, Tenant hereby assigns to Landlord all its right, title, and interest in and to all monies escrowed with Landlord under this Lease and all deposits with utility companies, taxing authorities and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder until an Event of Default has occurred. Any payments received by Landlord under any provisions of this Lease during the existence or continuance  of  an  Event  of  Default  shall  be  applied to the Obligor Group
Obligations  in  the  order  which  Landlord  may  determine.
          8.9     Remedies  Cumulative.  The  remedies  of  Landlord  herein are
                  --------------------
cumulative to and not in lieu of any other remedies available to Landlord at law or in equity. The use of any one remedy shall not be taken to exclude or waive the right to use any other remedy.
          8.10     Waivers.  Tenant waives [i] any notice required by statute or
                   -------
other  law  as  a condition to bringing an action for possession of, or eviction from, any of the Leased Property, [ii] any right of re-entry or repossession, [iii] any right to a trial by jury in any action or proceeding arising out of or relating to this Lease, [iv] any right of redemption whether pursuant to statute, at law or in equity, [v] all presentments, demands for performance, notices of nonperformance, protest, notices of protest, notices of dishonor, notices to quit and any other notice or demand of any kind (other than those specifically provided for in this Lease, and [vi] all notices of the existence, creation or incurring of any obligation or advance under this Lease before or after this date.
          8.11     Obligations  Under  the  Bankruptcy  Code.  Upon  filing of a
                   -----------------------------------------
petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor-in-possession, and any trustee who may be appointed with respect to the assets of or estate in bankruptcy of Tenant, agree to pay monthly in advance on the first day of each month, as reasonable compensation for the use and occupancy of the Leased Property, an amount equal to all Rent due pursuant to this Lease. Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of the assumption and/or assignment of this Lease are the following: [i] the cure of any monetary defaults and reimbursement of pecuniary loss within not more than five Business Days of assumption and/or assignment; [ii] the deposit of an additional amount equal to not less than three months' Base Rent, which amount is agreed to be a necessary and appropriate deposit to adequately assure the future performance under this Lease of the Tenant or its assignee; and [iii] the continued use of the Leased Property for the Facility Uses. Nothing herein shall be construed as an agreement by Landlord to any assignment of this Lease or a waiver of Landlord's right to seek adequate assurance of future performance in addition to that set forth hereinabove in connection with any proposed assumption and/or assignment of this Lease.
                       ARTICLE 9:  DAMAGE AND DESTRUCTION
          9.1     Notice  of  Casualty.  If  the  Leased  Property  shall  be
                  --------------------
destroyed, in whole or in part, or damaged by fire, flood, windstorm or other casualty in excess of $50,000.00 (a "Casualty"), Tenant shall give written notice thereof to Landlord within two Business Days after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty or as soon thereafter as such information is reasonably available to Tenant, Tenant shall provide the following information to Landlord: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty, including the type of Leased Property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Leased Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Leased Property; [vi] a description of the anticipated property insurance claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim, including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five days after request from Landlord, Tenant will provide Landlord with copies of all correspondence to the insurer and any other information reasonably requested by Landlord.
          9.2     Destruction  Other  than  Near  End of Term. If any Facility's
                  -------------------------------------------
Improvements are destroyed, in whole or in part, at any time other than during the final eighteen [18] months of the Term (calculated by taking into account any periods covered by previously exercised Renewal Terms even if the same have not commenced at the time of such destruction occurs), except as otherwise specifically provided in this Article 9, Landlord shall promptly rebuild and restore such Improvements in accordance with 9.4 and Landlord shall (subject to the rights of the holder of the Mortgage Debt) use the insurance proceeds for such restoration.
          9.3     Substantial  Destruction  Near End of Term or Where Rebuilding
                  --------------------------------------------------------------
is  Prohibited  or  Limited  by  Law.  If  any  Facility's  Improvements  are
 -----------------------------------
substantially destroyed during the final eighteen [18] months of the Term  or if
 -----------
any of the Facility's Improvements are destroyed to the extent that, as a matter of law, Landlord is not permitted to rebuild the affected Facility to a capacity of at least 60 residents, Tenant may elect to terminate this Lease with respect to the affected Facility, in which case Landlord shall be entitled to retain the insurance proceeds. The term "substantially destroyed during the final eighteen [18] months of the Term" means any casualty occurring during the final eighteen [18] months of the Term (calculated by taking into account any periods covered by previously exercised Renewal Terms even if the same have not commenced at the time such destruction occurs) resulting in the loss of use of 50% or more of the licensed beds or units, as applicable, at any one Facility. If this Lease is so terminated with respect to the affected Facility, Tenant shall be liable to Landlord for all Rent and all other obligations accrued under this Lease with respect to the affected Facility through the effective date of termination and the Base Rent due hereunder for the remainder of the Term shall be reduced to reflect the reduction, after application of the insurance proceeds received by Landlord, in the Outstanding Equity and then outstanding Mortgage Debt allocated to the affected Facility and the Minimum Purchase Price, Financial Performance Minimum Targets, Gross Revenues Threshold and the dollar amounts set forth in the definition of Lease Termination Fee, the Lease Termination Threshold and the dollar amount set forth in the definition of Purchase Price Offset; provided, however, if Landlord and Tenant are unable to agree upon the amount of such reductions, the same shall be submitted to arbitration in accordance with the provisions of 25.26 hereof; provided, further, if there is only one Facility Property subject to this Lease after such Taking, the Lease will terminate. If Tenant does not elects to terminate the Lease with respect to the Term" means any casualty occurring during the final eighteen [18] months of the Term (calculated by taking into account any periods covered by previously exercised Renewal Terms even if the same have not commenced at the time of such destruction occurs) resulting in the loss of use of 50% or more of the licensed beds or units, as applicable, at any one Facility. If this Lease is so terminated with respect to the affected Facility, Tenant shall be liable to Landlord for all Rent and all other obligations accrued under this Lease with respect to the affected Facility through the effective date of termination and the Base Rent due hereunder for the remainder of the Term shall be reduced to reflect the reduction, after application of the insurance proceeds received by Landlord, in the Outstanding Equity and then outstanding Mortgage Debt allocated to the affected Facility and the Minimum Purchase Price, Financial Performance Minimum Targets, Gross Revenues Threshold and the dollar amounts set forth in the definitions of the Lease Termination Fee and Purchase Price Offset will also be reduced on a basis which Landlord and Tenant deem to be fair and reasonable taking into account the Cash Flow and/or Gross Revenues, as applicable, of the affected Facility in such period prior to the destruction as may be reasonably agreed upon by Landlord and Tenant; provided, however, if Landlord and Tenant are unable to agree upon the amount of such reductions, the same shall be submitted to arbitration in accordance with the provisions of 25.26 hereof; provided, further, if there is only one Facility Property subject to this Lease after such Taking, the Lease will terminate. If Tenant does not elects to terminate the Lease with respect to the affected Facility pursuant to this 9.3, then Landlord shall be required to rebuild the affected Facility Improvements in
accordance  with   9.2.
          9.4     Partial  Destruction  Near  End  of  Term.  If  any Facility's
                  -----------------------------------------
Improvements are not substantially destroyed during the final eighteen [18] months of the Term, then Landlord shall comply with the provisions of 9.5 and Landlord shall use the insurance proceeds available to it for such restoration; subject, however, to the rights of the holder of any Mortgage Debt.
          9.5     Restoration.  Subject  to  any limitations imposed by law with
                  -----------
respect to the rebuilding of the Leased Property, Landlord shall promptly (and in any event within any period required by the terms of any Mortgage Debt) repair, rebuild, or restore the damaged Leased Property, at Tenant's expense, so as to make the Leased Property at least equal in value to the Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Such repair or restoration shall be undertaken in accordance with the following procedures:
(a) Before beginning such repairs or rebuilding, or letting any contracts in connection with such repairs or rebuilding with respect to any Casualty,
Landlord will submit for Tenant's approval, which approval Tenant will not unreasonably withhold or delay, plans and specifications meeting the requirements of 16.2 for such repairs or rebuilding. In addition, prior to commencing the repairing or rebuilding, Landlord shall deliver to Tenant for Tenant's approval the name of the proposed general contractor, a construction budget and schedule setting forth the estimated monthly draws for such work.
(b) Promptly after receiving Tenant's approval of the plans and specifications, Landlord will begin such repairs or rebuilding and, subject to Tenant fulfilling its obligations under 9.5 below, will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Landlord's reasonable control, and in a good and workmanlike manner and using new materials of a quality equivalent to those at the Leased Property prior to the Casualty.
(c) Subject to the rights of the holder of any Mortgage Debt, Landlord will be entitled to use the net proceeds of any fire or other casualty insurance paid to Landlord or Tenant for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including reasonable attorneys' fees. With respect to each disbursement made by Landlord, Landlord will provide to Tenant properly certified vouchers of a competent architect in charge of the work and lien releases duly executed by each contractor to whom payment is being made with respect to the amount being paid. Payments for deposits for the repairing or rebuilding or delivery of materials to the Facility will be made upon Landlord's receipt of evidence satisfactory to Landlord that such payments are required in advance. Landlord may withhold 10% from each payment until the work is completed and Landlord is reasonably satisfied that no lien or liability has attached or will attach to the Leased Property or to Landlord in connection with such repairing or rebuilding.
(d) Upon the completion of rebuilding and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairing or rebuilding will be paid to Tenant.
(e) If required by law as a result of the nature or extent of the damage, Landlord will obtain and deliver to Tenant a temporary or final certificate of occupancy before the damaged Leased Property is reoccupied for any purpose.
(f) Subject to the requirements of any Mortgage Debt, Landlord shall complete such repairs or rebuilding free and clear of mechanic's or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body.
          9.6     Insufficient  Proceeds.  If  the  proceeds  of  any  insurance
                  ----------------------
settlement are not sufficient to pay in full the costs of Landlord's repair, rebuilding or restoration under 9.5, other than as a result of the refusal of the holder of any Mortgage Debt to release the same to Landlord, Tenant shall deposit with Landlord within 10 days of Landlord's request, an amount sufficient in Landlord's reasonable judgment to complete such repair, rebuilding or restoration or, at Landlord's option, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that Tenant has available the funds needed to complete such repair, rebuilding or restoration. Tenant shall not, by reason of the deposit or payment, be entitled to any reimbursement from Landlord or diminution in or postponement of the payment of the Rent. If the holder of any Mortgage Debt refuses to make the insurance proceeds available to Landlord to cover the cost of such restoration or repair and, as a result thereof, Landlord exercises any election which may be available to it to prepay the Mortgage Debt allocated to the affected portion of the Leased Property in lieu of restoring the affected portion of the Leased Property, then (i) Landlord shall be excused from its repair/restoration obligations, (ii) Tenant shall be excused from its funding obligations under 9.5 and under this 9.6 and (iii)
Landlord and Tenant shall enter into an amendment to this Lease which (A) confirms that this Lease shall terminate with respect to the affected portion of the Leased Property concurrently with the prepayment of the Mortgage Debt allocated to the affected portion of the Leased Property and (B) reflects a reduction in the Part A Base Rent due hereunder resulting from the repayment of such Mortgage Debt and, if applicable, a corresponding increase in the Part B Base Rent due hereunder to reflect any increase in the Outstanding Equity resulting from such prepayment and (C) reflects a reduction in the Minimum Purchase Price, Financial Performance Minimum Targets, Gross Revenues Threshold, the dollar amount set forth in the definition of Lease Termination Fee, the Lease Termination Threshold and the dollar amount set forth in the definition of Purchase Price Offset; provided, however, if Landlord and Tenant are unable to agree upon the amount of such reductions, the same shall be submitted to arbitration in accordance with the provisions of 25.26. In addition, where the holder of the Mortgage Debt refuses to make the insurance proceeds available to Landlord, Landlord shall have the right, but not the obligation, to elect to repair or restore the affected portion of the Leased Property. In the event Landlord has elected to prepay the Mortgage Debt in accordance with this 9.6 and Landlord thereafter elects to repair or restore the affected portion of the Leased Property, Landlord and Tenant shall negotiate in good faith the terms under which Tenant shall lease the affected portion of the Leased Property from and after the completion of such restoration and repair; provided, however, if Landlord and Tenant are unable to agree upon such terms within forty five (45) days after the date on which Landlord advises Tenant of its election to repair or restore, then Landlord shall thereafter be free to take such actions with respect to the Leased Property as it deems appropriate, including, but not limited to, leasing it to a third party, free of any claim by Tenant of any interest therein.
     9.7     Not  Trust  Funds.  Notwithstanding  anything  herein  or at law or
             -----------------
equity to the contrary, none of the insurance proceeds paid to Landlord as herein provided shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 9. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Leased Property from any casualty whatsoever, whether or not insurable or insured against.
          9.8     Tenant's  Inspection.  During  the progress of such repairs or
                  --------------------
rebuilding, Tenant and its architects and engineers may, from time to time, inspect the Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Landlord will keep all plans, shop drawings, and specifications at the building, and Tenant and its architects and engineers may examine them at all reasonable times and on reasonable notice. If, during such repairs or rebuilding, Tenant or its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Tenant will give prompt notice in writing to Landlord, specifying in detail the particular deficiency, omission, or other respect in which Tenant claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Landlord will cause corrections to be made to any deficiencies, omissions, or such other respect. If and to the extent not covered by the insurance provided by Tenant pursuant  to  Article  4,  any  repairs  or  rebuilding under this Section shall require  Landlord  to  provide  the  insurance  coverage  specified  in  4.4.
          9.9     Landlord's  Costs.  Tenant shall, within 30 days after receipt
                  -----------------
of an invoice from Landlord, pay the costs, expenses, and fees of any architect or engineer employed by Landlord to prepare any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord's attorneys in connection therewith.
          9.10     Rent  Abatement.  Provided  Landlord  proceeds  with  all due
                   ---------------
diligence to commence and complete any repairs or rebuilding (and in any event within any period required by the terms of any Mortgage Debt), Rent will not abate during the period of repair or rebuilding of the Leased Property but Rent shall abate both during the period of repair or rebuilding and for the balance of the Term, in the event Landlord is unable, as a matter of law, to repair or rebuild the affected Facility with the same number of licensed units/beds as existed immediately prior to such damage or destruction. The amount of the Rent abatement shall reflect the reduction, after application by Landlord of the available insurance proceeds, in the Outstanding Equity and then outstanding Mortgage Debt allocated to the affected Facility. In addition, in such event the Minimum Purchase Price, Financial Performance Minimum Targets, Gross Revenues Threshold, the dollar amount set forth in the definition of the Lease Termination Fee, the Lease Termination Threshold and the dollar amount set forth in the definition of the Purchase Price Offset will also be reduced on a basis which Landlord and Tenant deem to be fair and reasonable taking into account the Cash Flow and/or Gross Revenues, as applicable, of the affected Facility in such period prior to the destruction as may be reasonably agreed upon by Landlord and Tenant; provided, however, if Landlord and Tenant are unable to agree upon the amount of such reductions, the same shall be submitted to arbitration in accordance with the provisions of 25.26 hereof.
                            ARTICLE 10:  CONDEMNATION




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     10.1     Total  Taking.  If,  by exercise of the right of eminent domain or
              -------------
by conveyance made in response to the threat of the exercise of such right ("Taking"), more than twenty (20%) percent of the land constituting a Facility Property is taken and such land is located anywhere other than along the perimeter or periphery of the Facility Property and any portion of the Facility is located on such land (a "Total Taking") and, as a result thereof, the holder of the Mortgage Debt refuses to make available to Landlord the condemnation award, and, as a result thereof, Landlord exercises any election which may be available to it to prepay the Mortgage Debt with respect to the affected portion of the Leased Property in lieu of restoring the affected portion of the Leased Property, then (i) Tenant shall be liable to Landlord for all Rent and all other obligations accrued under this Lease with respect to the affected Facility through the effective date of the Taking, (ii) this Lease shall terminate with respect to the applicable Facility Property as of the date of Taking and (ii) Landlord and Tenant shall enter into an amendment to this Lease which (A) confirms that this Lease shall terminate with respect to the affected portion of the Leased Property concurrently with the prepayment of the Mortgage Debt allocated to the affected portion of the Leased Property and (B) reflects a reduction in the Part A Base Rent due hereunder resulting from the repayment of such Mortgage Debt and, if applicable, a corresponding increase in the Part B Base Rent due hereunder to reflect any increase in the Outstanding Equity resulting from such prepayment and (C) reflects a reduction in the Minimum Purchase Price, Financial Performance Minimum Targets, Gross Revenues Threshold, the dollar amount set forth in the definition of Lease Termination Fee, the Lease Termination Threshold and the dollar amount set forth in the definition of Purchase Price Offset; provided, however, if Landlord and Tenant are unable to agree upon the amount of such reductions, the same shall be submitted to arbitration in accordance with the provisions of 25.26. In addition, where the holder of the Mortgage Debt refuses to make the proceeds of a Taking available to Landlord and Landlord has elected to prepay the Mortgage Debt in accordance with this 10.1, Landlord shall thereafter have the right, but not the obligation, to elect to repair or restore the affected portion of the Leased Property. In the event Landlord elects to repair or restore the affected portion of the Leased Property, Landlord and Tenant shall negotiate in good faith the terms under which Tenant shall lease the affected portion of the Leased Property from and after the completion of such restoration and repair; provided, however, if Landlord and Tenant are unable to agree upon such terms within forty five (45) days after the date on which Landlord advises Tenant of its election to repair or restore, then Landlord shall thereafter be free to take such actions with respect to the Leased Property as it deems appropriate, including, but not limited to, leasing it to a third party, free of any claim by Tenant of any interest therein. All damages awarded for such Taking under the power of eminent domain shall be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or the fee of the Facility Property; provided, however, nothing herein shall preclude Tenant from pursuing a separate award for the Taking of its Tenant's Property (as defined below) or for relocation costs or expenses.
          10.2     Partial  Taking.  If, after a Taking, so much of the Facility
                   ---------------
Property remains that the holder of the Mortgage Debt is required to release any condemnation award to Landlord to be used for the repair or restoration of the Facility Property (a "Partial Taking"), then [i] this Lease will end as to the part taken on the earlier of the vesting of title to such Leased Property in the condemning authority or the taking of possession of such Leased Property by the condemning authority and the Rent will be adjusted accordingly; [ii] Landlord shall, at Tenant's expense, restore so much of the Facility Property as remains to a sound architectural unit substantially suitable for the purposes for which it was used immediately before the Taking, using good workmanship and new, first-class materials and [ii] Landlord will be entitled to apply to the cost of restoration the net award (after deducting from the total award, reasonable attorneys', appraisers' and other fees and costs incurred in connection with the obtaining of the award and amounts paid to the holders of the Mortgage Debt secured by the affected portion of the Leased Property), except for any portion thereof specifically allocated to the value of Tenant's Property or any relocation costs or expenses incurred by Tenant as a result of such Partial Taking, which shall be remitted by Landlord to Tenant. The restoration shall be
completed  in  accordance with   9.4, 9.5, 9.7, 9.8 and 9.9 with such provisions
deemed  to  apply  to  condemnation  instead  of  casualty.
          10.3     Condemnation  Proceeds  Not  Trust  Funds.  Notwithstanding
                   -----------------------------------------
anything  in  this  Lease  or  at  law  or  equity  to the contrary, none of the condemnation award paid to Landlord shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 10. Except as otherwise set forth in Section 10.4, Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Leased Property from any Condemnation.
     10.4     Rent  Abatement.  In  the  event  of  a  Partial  Taking, provided
              ---------------
Landlord proceeds with all due diligence to commence and complete any repairs or rebuilding (and in any event within any period required by the terms of any Mortgage Debt), Rent will not abate during the period of repair or rebuilding of the Leased Property, but Rent shall abate both during the period of repair or rebuilding and for the balance of the Term, in the event Landlord is unable, as a matter of law, to repair or rebuild the affected Facility with the same number of licensed units/beds as existed immediately prior to such Partial Taking. The amount of the Rent abatement shall reflect the reduction in the Outstanding Equity and then outstanding Mortgage Debt allocated to the affected Facility after application by Landlord of the condemnation award to the reduction thereof. In addition, in such event the Minimum Purchase Price, Financial Performance Minimum Targets, Gross Revenues Threshold, the Lease Termination Threshold, the dollar amounts set forth in the definition of the Lease Termination Fee and the dollar amounts set forth in the definition of the Purchase Price Offset will also be reduced on a basis which Landlord and Tenant deem to be fair and reasonable taking into account the Cash Flow and/or Gross Revenues, as applicable, of the affected Facility in such period prior to the destruction as may be reasonably agreed upon by Landlord and Tenant; provided, however, if Landlord and Tenant are unable to agree upon the amount of such reductions, the same shall be submitted to arbitration in accordance with the provisions of 25.26 hereof.

                         ARTICLE 11:  TENANT'S PROPERTY
          11.1     Tenant's  Property.  Tenant  shall have the right to install,
                   ------------------
place, and use on the Leased Property such fixtures, furniture, equipment, inventory and other personal property as Tenant may, from time to time, deem necessary or useful to operate the Leased Property for its permitted purposes and which is not required to be installed in order to repair, restore or maintain Landlord's Personal Property in accordance with the terms of this Lease. All such additional fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Leased Property is hereinafter referred to as "Tenant's Property." Tenant acknowledges and agrees that as of the Effective Date all of the fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Leased Property are Landlord's Personal Property and there is no Tenant's Property at the Leased Property as of the Effective Date other than the Tenant's Property conveyed, with the consent of Landlord, to Tenant on the Effective Date by the Sellers pursuant to the Purchase Agreement.
          11.2     Requirements for Tenant's Property.  Tenant shall comply with
                   ----------------------------------
all  of  the  following  requirements  in  connection  with  Tenant's  Property:
(a) Tenant shall, at Tenant's sole cost and expense, maintain, repair, and replace Tenant's Property.
(b) Tenant shall, at Tenant's sole cost and expense, keep Tenant's Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, earthquake, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance in an amount not less than 90% of the then full replacement cost thereof. Tenant shall use the proceeds from any such policy for the repair and replacement of Tenant's Property. The insurance shall meet the requirements of 4.3.
(c)     Tenant  shall  pay  all  taxes  applicable  to  Tenant's  Property.
(d) If Tenant's Property is damaged or destroyed by fire or any other cause, Tenant shall have the right, but not the obligation, to repair or replace
Tenant's Property (unless the same is required for the operation of the Leased Property in compliance with applicable Legal Requirements, in which case Tenant shall be required to promptly repair or replace the same) unless Landlord elects to terminate this Lease pursuant to 9.2.2.
(e) Unless an Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred, Tenant may remove Tenant's Property from the Leased Property from time to time provided that [i] the items removed are not required to operate the Leased Property for the Facility Uses (unless such items are being replaced by Tenant) or otherwise to maintain the Facility in accordance with the requirements of this Lease; and [ii] Tenant repairs any damage to the Leased Property resulting from the removal of Tenant's Property.
(f) Upon the termination or expiration of this Lease Tenant shall, at Landlord's option exercised no later than the last day of the Term hereof, either [i] convey Tenant's Property to Landlord for a purchase price equal to the net book value thereof which shall be due and payable from Landlord concurrently with the execution by Tenant of a Bill of Sale in favor of Landlord in form and substance acceptable to Landlord and Tenant or [ii] remove Tenant's Property from the Leased Property and repair any damage to the Leased Property resulting from the removal of Tenant's Property. If Tenant fails to remove Tenant's Property within 30 days after request by Landlord, then Tenant shall be deemed to have abandoned Tenant's Property, Tenant's Property shall become the property of Landlord, and Landlord may remove, store and dispose of Tenant's Property. In such event, Tenant shall have no claim or right against
Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of Tenant's Property and repairing any damage caused by such removal. Tenant's obligations hereunder shall survive the termination or expiration of this Lease.
(g) Tenant shall perform its obligations under any equipment lease or security agreement for Tenant's Property. For equipment loans or leases for critical care equipment and for all other equipment having an original cost in excess of $250,000.00 per Facility, Tenant shall cause such equipment lessor or lender to enter into a nondisturbance agreement with Landlord upon terms and conditions acceptable to Landlord, including, without limitation, the following:
     [i] Landlord shall have the right (but not the obligation) to assume such equipment lease or security agreement upon the occurrence of an Event of Default by Tenant hereunder; [ii] such equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [iii] Landlord shall have the right to assign its interest in the equipment lease or security agreement and nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement and nondisturbance agreement, including, without limitation, reasonable attorneys' fees and costs.
                      ARTICLE 12: PRESERVATION OF REVENUES
Tenant  acknowledges  that  a  fair  return to Landlord on its investment in the
Leased Property is dependent, in part, on the concentration on each Facility comprising the Leased Property during the Term of the licensed assisted living home business of Tenant and its Affiliates in the geographical area of such Facility. Tenant further acknowledges that the diversion of residents and/or patient care activities from any Facility to other facilities owned or operated by Tenant or its Affiliates at any time during the Term will have a material adverse impact on the value and utility of the Leased Property. Therefore, Tenant agrees that during the Term neither Tenant nor any of its Affiliates shall,  without  the  prior  written consent of Landlord, within a five (5) mile radius of any Facility, operate, own, participate in or otherwise receive revenues from any other facility or institution, other than those facilities identified on Exhibit L hereto, which taken as a whole provides substantially the same services as those provided at the Facility located within such restricted radius. Landlord acknowledges and agrees that the provisions of 12.1 shall not prohibit Tenant or its Affiliates from consummating a transaction involving three (3) or more facilities, even if one or more of such facilities are within the geographic area protected by this 12.1, provided Tenant does not, as a result of any such transaction or series of transactions, individually or in the aggregate, operate, own, participate in or otherwise receive revenues from more than five (5) facilities which are located within the geographic area protected by this 12.1 during the Term.

      ARTICLE 13:  PURCHASES, SALES AND REFINANCINGS OF THE LEASED PROPERTY
     13.1     Overview  of  Article.
              ---------------------
          (a) Pursuant to 13.2, Landlord shall have the right to sell all or any portion of the Leased Property (the "Sale Property"), without the consent of Tenant, and Tenant shall have the right of first opportunity to purchase the Sale Property.
          (b) Certain special provisions regarding the Sale of the Property prior to the expiration of the Option Exercise Period are set forth in 13.3 below.
          (c)     If  the  Sale Property consists of less than all of the Leased
Property,  the  provisions  of   13.4  below  shall  apply.
          (d) In addition, Tenant shall have the option to purchase all of the Leased Property pursuant to 13.5 below (including without limitation the right to receive the Purchase Price Offset). As used in this Article 13, the term "Subject Property" shall refer collectively to any Sale Property being purchased by Tenant under its right of first opportunity set forth in 13.2 and to the Leased Property being purchased by Tenant pursuant to the purchase option set forth in 13.5.
          (e) Certain mechanical, documentary and other aspects of any purchase of Subject Property by Tenant under this Article 13 are set forth in
13.6 below. Without limitation, 13.6 sets forth the circumstances under which Tenant shall be paid the Lease Termination Fee or shall be entitled to the Purchase Price Offset.
          (f) Finally, the right of Landlord to refinance all or a portion of the Leased Property and the obligation of Landlord and Tenant to cooperate in an amendment of the Lease as required by the holder of the Mortgage Debt are set forth 13.7.
     13.2     Landlord  Right  to  Sell;  Tenant  Right  of  First  Opportunity.
              -----------------------------------------------------------------
          (a) If at any time during the Term of this Lease Landlord desires to offer all or a portion of the Leased Property for sale, it shall deliver to Tenant a written notice (the "Offer Notice") specifying the gross sale price for the Sale Property (the "Sale Price") and a brief summary of the other material terms of the proposed sale. If Landlord is delivering the Offer Notice because it desires to accept an unsolicited offer to purchase the Sale Property from an unrelated third party, then the Offer Notice shall also be referred to as a "Third Party Offer" and, if applicable, Landlord shall attach to the Offer
Notice  a  true  and  correct  copy  of  the  Third  Party  Offer.
          (b) Tenant shall thereafter have sixty (60) days (the "Review Period") from receipt of the Offer Notice (including without limitation a Third Party Offer) to deliver to Landlord a notice stating its binding commitment to purchase the Sale Property for an amount equal to the Sale Price set forth in the Offer Notice (less the amount of the Purchase Price Offset) and otherwise upon the terms and conditions set forth in this Lease, and escrow instructions together with an earnest money deposit in immediately available funds, both as described in 13.6 below (the foregoing being referred to herein as the "Binding Purchase Notice").
          (c)     If  Tenant  does  not  deliver  a  Binding  Purchase  Notice
(including the required earnest money deposit) in the time period provided above, Landlord shall be permitted for a period of up to one hundred eighty
(180) days after the end of the Review Period (the "Marketing Period") to [i] market the Sale Property to bona fide unrelated purchasers or to negotiate with the party that tendered the Third Party Offer, and [ii] thereafter enter into a binding Valid Contract (as hereinafter defined) to sell the Sale Property to a bona fide purchaser (or the third party offeror, as the case may be) subject to the terms hereof. If Landlord does not enter into a binding Valid Contract within the Marketing Period, then any future sale of the Leased Property shall again be subject to the rights of Tenant under this 13.2.
          (d) For purposes hereof, a "Valid Contract" shall mean a contract for the purchase of the Sale Property that [i] provides for an earnest money deposit of not less than one and one half percent (1.5%) of the gross purchase price (provided that if the Sale Property includes all of the Leased Property, such earnest money deposit shall be in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000)), [ii] stipulates a closing date that is not more than one hundred eighty (180) days following the date of the contract, [iii] contains no financing contingencies beyond the due diligence period, [iv] limits any due diligence period to one hundred and twenty [120] days after the execution of the contract, [v] may provide for the purchase and sale of the Sale Property subject to mortgage liabilities secured by the Sale Property on the express condition that the purchasing party thereunder shall be required to assume in writing all such liabilities and pay all costs and expenses assessed by the lender in connection with such assumption and that Landlord shall be released from all further liability thereunder, and [vi] is otherwise on commercially reasonable at a gross purchase price (without any deduction for any brokerage commissions or similar fees payable in connection with such sale and without adjustment for apportionments) of not less than ninety five percent (95%) of the Sale Price set forth in the applicable Offer Notice.
          (e) If Tenant does not deliver a Binding Purchase Notice (including earnest money deposit) within the Review Period, and Landlord enters into a letter of intent within the Marketing Period to sell the Sale Property on terms that contemplate the execution of a definitive purchase agreement that would be a Valid Contract but for the fact that such letter of intent provides for a gross purchase price (without any deduction for any brokerage commissions or similar fees payable in connection with such sale and without adjustment for apportionments) that is less than ninety five percent (95%) of the Sale Price stated in the applicable Offer Notice and Landlord is willing to sell the Sale Property at such lesser price (the "Lesser Price Offer"), then upon written notice by Landlord to Tenant, Tenant shall have the right to purchase the Sale Property pursuant to the terms hereof at the Lesser Price Offer as if such notice were an Offer Notice, except that the time to deliver a Binding Purchase Notice (including earnest money deposit) shall be reduced to a twenty (20) day period. If Tenant does not timely elect to so purchase the Sale Property at the Lesser Price Offer as aforesaid, then Landlord may sell the Sale Property in a bona fide arms length transaction for the Lesser Price Offer provided the closing of such sale occurs within no more than one hundred eighty (180) days after the end of such twenty (20) day period.
          (f) If Landlord enters into a Valid Contract to sell the Sale Property (whether in connection with an Offer Notice or a Lesser Price Offer) but fails to close such sale within the applicable one hundred eighty (180) day period, then that sale or any future sale of the Leased Property shall again be subject to the rights of Tenant under this 13.2.
     (g)     If  Tenant  shall  fail,  after  the delivery of a Binding Purchase
Notice, to close the purchase of the Sale Property as required herein then, unless such failure would have been excused under the terms set forth in the contract between the parties pursuant to 13.6 below, Landlord may thereafter sell the Sale Property which was the subject of such Binding Purchase Notice within the Marketing Period without Tenant having any further rights to purchase such Sale Property or otherwise consent thereto under the terms of this 13.2. In such event, such sale shall be made free and clear of the Lease and Tenant shall be paid the Lease Termination Fee upon the closing of such sale.
(h) Any sale of Sale Property by Landlord to a party other than Tenant pursuant to this 13.2 after the expiration of the Option Exercise Period shall be made free and clear of this Lease, and upon the closing of such sale this Lease shall terminate as to the Sale Property and Tenant shall be paid the Lease
     Termination Fee pursuant to 13.6 below in respect of the loss of Tenant's business on the Sale Property.
(i) The purchase price payable by Tenant for the Sale Property pursuant to this 13.2 shall be reduced by the Purchase Price Offset in order to reflect compensation to Tenant for the lost value of its business on the Leased Property.
(j) Except as otherwise specifically provided in this 13.2(j), the rights granted to Tenant under this 13.2 shall not apply to any sale of the Leased Property or any portion thereof in a foreclosure sale or the transfer of title thereto by deed in lieu of foreclosure but, unless this Lease is terminated concurrently with such sale or transfer in accordance with the terms of any Mortgage Debt, any such purchaser or transferee shall take subject to the rights of Tenant under this Lease including, but not limited to, under this 13.2; provided, however, Landlord shall be required to pay any Lease Termination Fee due to Tenant upon the termination of this Lease at the time of such sale or transfer if such sale or transfer arises from a default under any Mortgage Debt caused solely by the acts or omissions of Landlord or its members.
     13.3     Sale  Prior  to  Expiration  of  Option  Exercise  Period.
              ---------------------------------------------------------
          (a) Prior to the expiration of the Option Exercise Period, upon receipt of an Offer Notice, Tenant shall have the right, to be exercised within the Review Period to elect, in lieu of delivering a Binding Purchase Notice, to terminate this Lease as to the Sale Property on closing of the sale described in the Offer Notice (in which event the Sale Property shall be sold free and clear of this Lease and Tenant shall be paid the Lease Termination Fee at the closing of the sale of the Sale Property), or to continue this Lease in effect as to the Sale Property after the closing of the sale described in the Offer Notice (in which event the Sale Property shall be sold subject to the terms of the New Lease and the Lease Termination Fee shall not be paid to Tenant). This 13.3 sets forth the manner in which Tenant has the right to make such election.
(b) If an Offer Notice is delivered by Landlord prior to the end of the Option Exercise Period, in lieu of Tenant's right to deliver a Binding Purchase Notice pursuant to such Offer Notice pursuant to 13.2 above, Tenant shall have the right to elect by written notice to Landlord delivered prior to the end of the Review Period either [i] to terminate this Lease as to the Sale Property effective upon the closing of the sale of the Sale Property, or [ii] to continue to lease the Sale Property pursuant to the terms of the New Lease from and after the closing of the sale of the Sale Property. The failure of Tenant to deliver any such notice within the Review Period shall be deemed to be Tenant's election to continue to lease the Sale Property pursuant to the terms of this Lease (and any new lease executed as part of such sale transaction as described more fully herein) from and after the closing of the sale of the Sale Property.
     (c) Except as otherwise specifically provided in this 13.3(c), the rights granted to Tenant under this 13.3 to elect to terminate the Lease shall not apply to any sale of the Leased Property or any portion thereof in a foreclosure sale or the transfer of title thereto by deed in lieu of foreclosure but, unless this Lease is terminated concurrently with such sale or transfer in accordance with the terms of any Mortgage Debt, any such purchaser or transferee shall take subject to the rights of Tenant under this Lease including, but not limited to, under this 13.3; provided, however, Landlord shall be required to pay any Lease Termination Fee due to Tenant upon the termination of this Lease at the time of such sale or transfer if such sale or transfer arises from a default under any Mortgage Debt caused solely by the acts or omissions of Landlord or its members.
          13.4     Sale  of  Less  Than  All  of  Leased  Property.
                   -----------------------------------------------
          (a) The provisions of this 13.4 shall apply if the Sale Property constitutes less than all of the Leased Property then remaining subject to this Lease. For the avoidance of doubt, Tenant's purchase option as set forth in
13.5 below shall apply only to all of (but not less than all of) the Leased Property remaining subject to this Lease at the time of the exercise of the purchase option.
          (b) Notwithstanding anything to the contrary set forth herein, Landlord shall not have the right to deliver an Offer Notice with respect to less than all of the Leased Property unless the Portfolio Coverage Ratio for the portion of the Leased Property remaining subject to this Lease after such sale is not less than the lesser of [i] the Portfolio Coverage Ratio of the entire Leased Property prior to such transaction or [ii] 1:1. For the purposes of the foregoing, the Portfolio Coverage Ratio of the entire Leased Property and of that portion not covered by the Offer Notice shall be determined using the Facility Financial Reporting for the six (6) calendar month period ending immediately prior to Landlord's delivery of the applicable Offer Notice.
          (c) Concurrently with the sale of the Sale Property, [i] Landlord and Tenant shall enter into an appropriate amendment to each of the provisions of this Lease that would be affected by such a sale (i.e., the allocations described in 13.4(d) and 13.4(e)); and [ii] if such sale is subject to this Lease pursuant to the terms of 13.3 above, then Tenant shall enter into a new lease of the Sale Property with the purchaser thereof on substantially the same terms as this Lease with appropriate modifications to each of the provisions hereof that would be affected by such a sale transaction, including, but not limited to, the allocations described in 13.4(d) and 13.4(e) (the "New Lease").
          (d) During the Review Period Landlord and Tenant shall agree upon an appropriate allocation of Base Rent between the Sale Property and the remaining Leased Property. The allocation of Part A Base Rent shall be based on the debt service under the Mortgage Debt which encumbers the Sale Property and the remainder of the Leased Property, respectively, immediately prior to the closing of the sale. The allocation of Part B Base Rent shall be based on a 12% annual return on the Outstanding Equity allocated between the Sale Property and the remainder of the Leased Property, respectively, immediately prior to the closing of the sale, such that the aggregate amount of Part A Base Rent and Part B Base Rent paid by Tenant under this Lease and the New Lease related to the Sale Property will not exceed the Part A Base Rent and the Part B Base Rent paid by Tenant under this Lease immediately prior to the closing of the sale of the Sale Property.
          (e) During the Review Period Landlord and Tenant shall also agree upon an appropriate allocation between the Sale Property and the remaining Leased Property of the following: [i] the Three Million Five Hundred Thousand
Dollar ($3,500,000) amount set forth in the definitions of Lease Termination Fee, Lease Termination Threshold and Purchase Price Offset; [ii] Minimum Purchase Price; [iii] Gross Revenues Threshold; and [iv] Financial Performance Targets. The allocations described in this 13.4(e) shall be made based on annualized Gross Revenues for the six (6) calendar month period ending before the date of delivery of the Offer Notice.
          (f) If Landlord and Tenant are unable to agree upon any of the allocations set forth in 13.4(c), 13.4(d) and 13.4(e) above or any other terms of the New Lease or an amendment to this Lease prior to the end of the Review Period, the same shall be submitted to arbitration in accordance with the provisions of 25.26 hereof.
     13.5.     Option  to  Purchase.  Tenant  shall  have  the  right during the
               --------------------
Option Exercise Period to purchase all, but not less than all, of the Leased Property upon delivery of a Purchase Notice to Landlord no earlier than sixty
(60) days prior to the first day of the Option Exercise Period and no later than the last day of the Option Exercise Period. Tenant may exercise its Option to Purchase only by giving an irrevocable notice of Tenant's election to purchase the Leased Property satisfying the requirements of 13.6 below ("Purchase Notice").
          (a) In the event of the purchase of the Leased Property by Tenant pursuant to this 13.5, the purchase price payable by Tenant will be equal to the difference between [i] the greater of the Fair Market Value of the Leased Property or the Minimum Purchase Price, less [ii] the Purchase Price Offset. The parties acknowledge that the purchase price payable by Tenant on exercise of its option under this 13.5 is reduced by the Purchase Price Offset because the Fair Market Value of the Leased Property will be determined free and clear of the Lease, and the Purchase Price Offset reflects compensation to Tenant for the lost value of its business on the Leased Property.
          (b) The "Fair Market Value" of the Leased Property is its fair market value free and clear of the Lease, and shall be determined as follows.
     [i] The parties shall attempt to determine the Fair Market Value by mutual agreement within 15 days after giving the Purchase Notice (the "Negotiation Period"). However, if the parties do not agree on the Fair Market Value during the Negotiation Period, the following provisions shall apply. [ii] Landlord and Tenant shall each select an MAI Appraiser within five (5) Business Days after the end of the Negotiation Period. The two MAI Appraisers will then select a third MAI Appraiser within an additional five (5) days. An "MAI Appraiser" shall mean an appraiser licensed or otherwise qualified to do business in the State of California or the State of Washington and who has substantial experience in performing appraisals of facilities similar to the Leased Property and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Landlord.
[iii] In the event either Landlord or Tenant fails to select a MAI Appraiser within the five (5) Business Day period set forth above, the MAI Appraiser selected by the other party shall alone determine the Fair Market Value of the Leased Property in accordance with the provisions of this Section and the Fair Market Value so determined shall be binding upon Landlord and Tenant. [iv] In the event the MAI Appraisers selected by Landlord and Tenant are unable to agree upon or otherwise fail to select a third MAI Appraiser within the five (5) day period set forth above, then the MAI Appraisers selected by Landlord and Tenant each shall perform their valuation of the Leased Property pursuant to clause [v] below, and (A) if the higher of such two appraisals is not greater than 110% of the lower such appraisal, then the appraised values shall be averaged to arrive at the Fair Market Value, and (B) if the higher such appraisal is in excess of 110% of the lower such appraisal, then Fair Market Value shall be determined by arbitration pursuant to Section 25.26 of this Lease.
[v]     The  Fair  Market Value shall be determined by the MAI Appraisers within sixty (60) days from the appointment of the last MAI Appraiser. Landlord and Tenant agree that the appraisals shall be prepared in compliance with the Uniform Appraisal Instructions to Appraisers as set forth by FIRREA and shall conform to the current Uniform Standards of Professional Appraisal Practice
(USPAP) adopted by the Appraisal Standards Board of the Appraisal Foundation. The appraised values submitted by the three (3) MAI Appraisers shall be ranked from highest value to middle value to lowest value, the appraised value (highest or lowest) which is furthest from the middle appraised value shall be discarded, and the remaining two appraised values shall be averaged to arrive at the Fair Market Value.
[vi] Upon any failure of any of the MAI Appraisers appointed pursuant to this Section to perform their duties within the periods set forth in this Section, then Fair Market Value shall be determined by arbitration pursuant to
Section  25.26  of  this  Lease.
     [vii]     In  the  event  of  any  condemnation,  similar  taking or threat thereof with respect to any part of the Leased Property or any insured or partially insured casualty loss to any part of the Leased Property after Tenant has exercised an Option to Purchase, but before settlement, the Fair Market Value of the Leased Property shall be redetermined as provided in this 13.5 to give effect to such condemnation, taking or loss and shall take into account all available condemnation awards and insurance proceeds.
     [viii] Tenant shall pay, or reimburse Landlord for, all costs and expenses in connection with the appraisals.
          (c) If Tenant for any reason (other than Landlord's failure to deliver title in the condition set forth herein) fails to purchase the Leased Property after Tenant has given the Purchase Notice, Tenant shall have no right at anytime thereafter to re-exercise its option to purchase or to acquire the Leased Property pursuant to this 13.5 and Tenant shall continue to be obligated as Tenant under the terms of this Lease for the remainder of the Term but such failure shall not affect Tenant's rights under 13.2 with respect to any future sales by Landlord of all or any portion of the Leased Property.
          (d) If Tenant for any reason does not exercise its purchase option under this 13.5 within the Option Exercise Period, Tenant shall be deemed to have forfeited all of Tenant's rights to exercise such option to purchase but such forfeiture shall not affect Tenant's rights under 13.2 with respect to any future sales by Landlord of all or any portion of the Leased Property.
     13.6     Closing  of  Purchase  and  Sale.  In the event of the sale of the
              --------------------------------
Sale Property hereunder to a person other than Tenant, the Lease Termination Fee shall be paid to Tenant from sales proceeds payable to Landlord at the closing thereof in order to compensate Tenant for the loss of Tenant's business on the Sale Property resulting from such transaction. The purchase of any portion of the Leased Property by Tenant pursuant to the exercise of its right of first opportunity or option to purchase under this Article 13 shall be effectuated pursuant to this 13.6, as follows:
          (a) The Binding Purchase Notice under 13.2 and/or the Purchase Notice under 13.5 shall be documented and closed through an escrow established with the main San Francisco, California, office of one of the five largest national title insurance companies in the United States designated by Landlord (the "Escrow Agent") pursuant to the Escrow Agent's standard form of escrow instructions reflecting the terms of this 13.6. Tenant shall be obligated to close on the purchase and sale of the Subject Property on a date mutually selected by Landlord and Tenant no more than ninety (90) days following the delivery of the Binding Purchase Notice or the Purchase Notice, as applicable (as such ninety (90) day period may be extended pursuant to 13.6(n) below).
          (b) Such escrow instructions shall require Tenant to deliver to Escrow Agent concurrently with the opening of such escrow an earnest money deposit in immediately available funds in an amount equal to Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000) (pro rated based on the ratio the number of units of the Sale Property bears to the number of units of the Leased Property immediately prior to the sale, if the Sale Property is than all of the Leased Property), which amount shall be non-refundable liquidated damages (except in the event that Landlord fails to deliver title in accordance with the requirement of this 13.6 in which case such deposit and any accrued interest thereon shall be returned to Tenant).
     (c) Tenant shall take title to the Subject Property in its "as is" "where is" condition with all faults and without any representations and warranties of Landlord other than Landlord's limited warranty of title to the Subject Property and authority to convey the same in accordance with the terms hereof.
(d) In the event that Tenant defaults in its obligations to purchase the Subject Property, Escrow Agent shall disburse the deposit to Landlord and Landlord as its sole and exclusive remedy shall be entitled to retain the same as liquidated damages arising out of such default by Tenant.
     (e) At the close of such escrow, Tenant shall deliver to Landlord the purchase price (less the deposit and any accrued interest thereon) by wire transfer in immediately available funds and the deposit, together with all interest accrued thereon, shall be transferred from the Escrow Agent to Landlord.
     (f) Landlord shall pay any prepayment penalties on any Mortgage Debt which is to be satisfied at Closing; provided, however, in the event Tenant elects to prepay, rather than assume, any Mortgage Debt which it is otherwise authorized to assume without a change in the financial terms thereof in effect immediately prior to Closing, including, but not limited to the interest rate, maturity date and amortization schedule applicable to the payment of principal and interest due thereunder, or a material change in any of the other obligations imposed on Landlord, as the borrower thereunder, then such prepayment penalty shall be the sole responsibility of Tenant.
(g) Tenant shall pay all assumption fees charged by the holder of any Mortgage Debt in connection with Tenant's assumption thereof and shall otherwise comply with the requirements for assumption set forth in the Mortgage Debt, it being understood and agreed by Tenant that any assumption of the Mortgage Debt shall require the consent of the holder thereof and compliance with any other requirements set forth in the documents evidencing such Mortgage Debt.
     (h) In the event of Tenant's exercise of its right of first opportunity, closing costs and expenses shall be paid in accordance with the terms of the Offer Notice or Third Party Offer, as applicable. In the event of Tenant's exercise of its option to purchase, Tenant shall pay all other closing costs and expenses in connection with the transfer of the Subject Property to Tenant, including, but not limited to, the following: [A] real property conveyance or transfer fees or deed stamps; [B] title search fees, title insurance commitment fees, and title insurance premiums; [C] survey fees; [D] environmental assessment fees; [E] recording fees other than recording fees required for Landlord to deliver title to the Subject Property in accordance with the terms hereof; [F] reasonable attorneys' fees of Landlord's counsel; [G] fees of the Escrow Agent; [H] all amounts, costs, expenses, charges, Rent and other items payable by Tenant to Landlord.
(i) Landlord shall deliver to Tenant a duly executed and acknowledged limited warranty deed (or equivalent form for the particular state in which each individual parcel is located) and other applicable instruments of assignment, along with all necessary title company affidavits or indemnities, conveying the Subject Property to Tenant, subject to the Permitted Exceptions; provided, however, except with respect to liens and encumbrances which can be removed with the payment of money (the "Monetary Liens"), which Landlord shall be required to remove or discharge, Landlord shall have no obligation to remove any liens or encumbrances which are not Permitted Exceptions (the "Other Liens"), it being understood and agreed that in the event Landlord is unable or unwilling to remove the Other Liens, Tenant's sole recourse shall be to either waive its objection to the Other Liens and proceed with its purchase of the Leased Property subject thereto or to elect not to proceed with the purchase of the Subject Property and instead, to continue to be obligated as lessee hereunder;
(j) Upon mutual agreement, Landlord shall be permitted to convey, and Tenant shall be permitted to acquire, the Subject Property subject to existing Mortgage Debt secured by the Leased Property on the express condition that (A) Tenant shall have obtained the relevant lender's written consent thereto, (B) Tenant shall  have  assumed  in  writing  the Mortgage Debt and shall have delivered to
Landlord a written instrument releasing Landlord from any and all such liabilities and claims with respect thereto and lender's written release of Landlord, and (C) Tenant shall have paid all costs and expenses of such lender and/or Landlord in connection with such assumption;
(k) All items of revenue and expense of the Subject Property which are customarily apportioned in the sale of property comparable thereto shall be prorated as of the sale closing date in accordance with the customs and practices usual in transactions involving property comparable to the Subject Property unless the same are ultimately the responsibility of Tenant under the Lease in which case no such proration shall be required;
(l) Landlord and Tenant shall deliver such additional instruments, such as title affidavits and indemnities and FIRPTA Affidavits, which are customarily delivered by buyers or sellers of property comparable to the Subject Property; and
          (m) The date for the closing of the purchase of the Subject Property by Tenant as set forth in 13.6(a) above may be extended if the Mortgage Debt secured by the Subject Property prohibits prepayment and in the further event that Tenant is unable either by the terms of such Mortgage Debt or as a result of the inability to secure the necessary consent of the holder of the Mortgage Debt to assume such Mortgage Debt (the "Financing Limitations"). In such event, such closing shall be delayed to a date which is thirty (30) days after the earlier to occur of the date on which such Mortgage Debt can be prepaid, whether with or without penalty, or assumed by Tenant; provided further, if such Financing Limitations apply to eight (8) or less Facilities, then Tenant shall have the option of consummating the purchase as to the unaffected Facilities and deferring the closing as to the affected Facilities only.
     13.7     Right  to  Refinance.  Landlord  shall have the right, at any time
              --------------------
and from time to time, during the Term of this Lease to replace some or all of the Initial Financing with new Mortgage Debt on the following terms and conditions:
          (a) For purposes of calculating the Base Rent due from Tenant to Landlord after the completion of such refinancing, in no event shall the total principal amount of the Mortgage Debt immediately after any such refinancing transaction included in calculating the Base Rent exceed the sum of [i] the
Outstanding Equity plus [ii] the Initial Financing immediately prior to such financing (which, for purposes hereof, shall include any accrued and unpaid default interest and protective advances made under the terms of the Mortgage Debt as a result of a default by Tenant under this Lease) plus [iii] any prepayment premiums or termination/exit fees due upon such refinancing under the terms of the Mortgage Debt plus [iv] the fees and expenses incurred in connection with such refinancing transaction.
          (b) To the extent the terms of any such refinancing would increase the financial obligations imposed on Tenant hereunder, including, but not limited to, the amount of the Base Rent or would increase in any material respect any of the other obligations imposed on Tenant hereunder (a "Material Modification"), Landlord shall be entitled to proceed with such refinancing but Tenant shall have no obligation to make such additional payments or to comply with such additional obligations unless it has approved the Material Modification in writing, which approval may be withheld in its sole discretion, and to the extent Tenant does not approve any such Material Modification but Landlord nonetheless elects to proceed with such refinancing on terms which include such Material Modification, the cost of complying with such Material Modification shall be the sole responsibility of Landlord and shall be paid by Landlord, at its option, from the Part B Base Rent and/or the Percentage Rent due from Tenant to Landlord hereunder or from other revenue sources then available to Landlord. For purposes of this Section 13.7(b) there shall not be a Material Modification if the maximum amount of debt service, i.e. principal and interest payments, which could, at any time during the term of the refinancing loan, be included in calculating the Part A Base Rent hereunder is no greater than the maximum amount of debt service, i.e., principal and interest payments, which could have been included in calculating the Part A Base Rent hereunder as if the highest possible non-default interest rate provided for in the Mortgage Debt was in effect prior to such refinancing (the "Maximum Assumed Debt Service Amount"), whether or not the Part A Base Rent in effect immediately prior to such refinancing included such Maximum Assumed Debt Service Amount.
          (c) If requested by Landlord in connection with such a refinancing, Tenant shall enter into a separate Lease with respect to the Facility or Facilities affected by such refinancing (a "Refinancing Lease"). The terms of the Refinancing Lease shall be substantially the same as the terms of this Lease, and shall include, among other things, an option to purchase the
Facility or Facilities covered by such Refinancing Lease, a Lease Termination Fee which shall be payable in the event of the termination of the Refinancing Lease on the same terms that the Lease Termination Fee is payable hereunder, and a Purchase Price Offset which shall apply in the event of the purchase by Tenant of the Facility or Facilities covered by the Refinancing Lease. Landlord and Tenant shall allocate the matters set forth in 13.4(d) and 13.4(e) above between the Refinancing Lease and this Lease as it is to remain after the Refinancing Lease is executed. Such allocations are to be made on the basis set forth in said 13.4(d) and 13.4(e), and shall be completed within thirty (30) days after a request for the same by Landlord. If Landlord and Tenant are unable to agree upon the terms of the Refinancing Lease as aforesaid, the same shall be submitted to arbitration in accordance with the provisions of 25.26 hereof.
          (d) Landlord and Tenant further acknowledge and agree that concurrently with the execution of such Refinancing Lease, Landlord and Tenant shall  enter  into  an  appropriate  amendment to each of the provisions of this
Lease that would be affected by such a sale transaction, including, but not limited to, the Minimum Purchase Price, the Gross Revenues Threshold, the Financial Performance Targets, the Lease Termination Threshold, the Lease Termination Fee and the Purchase Price Offset and shall confirm in writing the Part A Base Rent and Part B Base Rent in effect immediately after the closing of such refinancing transaction;; and, provided further, that if Landlord and Tenant are unable to agree upon the terms of such amendment, the same shall be submitted to arbitration in accordance with the provisions of 25.26 hereof.
     13.8     Mutual  Cooperation.  Landlord and Tenant both agree that it shall
              -------------------
be reasonable and cooperate with the other by executing any documents which may be reasonably required in order to consummate the transactions contemplated by this Article 13 or by the documents evidencing the Mortgage Debt, including any amendments hereto required in conjunction with the severance of the Mortgage Debt into two or more loan pools.

                         ARTICLE 14:  NEGATIVE COVENANTS
          Until the Obligor Group Obligations shall have been performed in full, Tenant covenants and agrees that Tenant shall not do any of the following without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole discretion:
          14.1     No  Debt.  Tenant  shall not create, incur, assume, or permit
                   --------
to exist any indebtedness with respect to the Leased Property other than [i] trade debt incurred in the ordinary course of business; [ii] indebtedness for Facility working capital purposes; and [iii] indebtedness that is secured by any Permitted Lien.
          14.2     No Liens.  Tenant shall not create, incur, or permit to exist
                   --------
any lien, charge, encumbrance, easement or restriction upon the Leased Property or any lien upon or pledge of any interest in Tenant, except for Permitted Liens.
          14.3     No  Guaranties.  Tenant  shall  not create, incur, assume, or
                   --------------
permit to exist any guarantee of any loan or other indebtedness with respect to the operation of the Leased Properties except for the endorsement of negotiable instruments for collection in the ordinary course of business.
          14.4     No Transfer.  Except as permitted by Article 18, Tenant shall
                   -----------
not sell, lease, sublease, mortgage, convey, assign or otherwise transfer any legal or equitable interest in the Leased Property or any part thereof, except for transfers made in connection with any Permitted Lien or leases to the residents of the Leased Property or commercial leases with respect to a portion of the Leased Property comprising in the aggregate less than 2,500 square feet provided such commercial leases shall be for services that are an integral part of the Facility.
          14.5     Subordination  of  Payments  to  Affiliates.  After  the
                   -------------------------------------------
occurrence of an Event of Default and until such Event of Default is cured or waived in writing, Tenant shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments but specifically excluding [i] salaries and benefits paid to employees of the Facilities or employees of Tenant in the ordinary course of business and [ii] any amounts due to or from Tenant with respect to amounts advanced by Properties on behalf of ESC or by ESC on behalf of Properties in connection with the operation of the Facilities) to each other or to any Affiliate, or any shareholder, member or partner of Tenant or any Affiliate.
          14.7     Change  of  Location  or  Name.  Tenant  shall  not,  without
                   ------------------------------
providing Landlord with 30 days prior notice thereof, change any of the following: [i] the location of the principal place of business or chief executive office of Tenant, or any office where any of Tenant's books and records are maintained; [ii] the name under which Tenant conducts any of its business or operations; or [iii] reorganize or otherwise change its respective Organization State.
                       ARTICLE 15:  AFFIRMATIVE COVENANTS
          15.1     Perform  Obligations.  Tenant  shall  perform  all  of  its
                   --------------------
obligations under this Lease, the Government Authorizations, the Permitted Exceptions, and all Legal Requirements. If applicable, Tenant shall take all necessary action to obtain all Government Authorizations required for the operation of the Facility as soon as possible after the Effective Date.
          15.2     Proceedings  to  Enjoin  or  Prevent  Construction.  If  any
                   --------------------------------------------------
proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful Tenant's construction, occupancy, maintenance, or operation of the Facility or any portion thereof, Tenant will cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom, and will, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary  or  permanent  injunction  that  may  be  entered,  and  use its best commercially reasonable efforts to bring about a favorable and speedy disposition of all such proceedings and any other proceedings.
          15.3     Documents  and  Information.
                   ---------------------------
          15.3.1     Furnish  Documents.  Tenant  shall  periodically during the
                     ------------------
term of the Lease deliver to Landlord the information and reports required from Tenant or Emeritus by the Tenant and Guarantor Financial Reporting and the Facility Financial Reporting. Landlord shall have the right to review and provide Tenant with its input on the annual operating and capital budgets included  within  the  Facility  Financial  Reporting.
          15.3.2     Furnish  Information.  Tenant  shall  [i]  promptly  supply
                     --------------------
Landlord with such information concerning its financial condition, affairs and property, as Landlord may reasonably request from time to time hereafter; [ii] promptly notify Landlord in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of this Lease or any other agreement, and of any material adverse change in its financial condition; [iii] at any time or times hereafter during business hours and after reasonable oral or written notice, permit Landlord or any of its agent or representatives to have access to, and to examine, the books and records and any and all accounts, data and income tax and other returns of Tenant insofar as they pertain to the Leased Property, subject to Landlord's obligation to maintain the confidentiality of any patient or employee information in accordance with the requirements of applicable State or federal law; and [iv] permit Landlord to copy and make abstracts from any and all of said books and records subject to any limitations imposed by State or federal law with respect to the confidentiality of patient and employee records.
          15.3.3     Further  Assurances  and  Information.  Tenant  shall,  on
                     -------------------------------------
request of Landlord from time to time, execute, deliver, and furnish documents as may be necessary to fully consummate the transactions contemplated under this Lease. Within 15 days after a request from Landlord, Tenant shall provide to Landlord such additional information regarding Tenant, Tenant's financial condition or the Facility as Landlord, or any existing or proposed creditor of Landlord, or any auditor or underwriter of Landlord, may reasonably require from time to time.
          15.3.4     Material  Communications.  Tenant  shall  transmit  to
                     ------------------------
Landlord,  within  five  days  after receipt thereof, any material communication affecting a Facility, this Lease, the Legal Requirements or the Government Authorizations, and Tenant will promptly respond to Landlord's inquiry with respect to such information. Tenant shall notify Landlord in writing within five days after Tenant has knowledge of any potential, threatened or existing litigation or proceeding against, or investigation of, Tenant or the Facility that would reasonably be expected to adversely affect the right to operate the Facility or Landlord's title to the Facility or Tenant's interest therein.
          15.3.5     Requirements  for  Financial Statements.  Tenant shall meet
                     ---------------------------------------
the following requirements in connection with the preparation of the financial statements: [i] all audited financial statements shall be prepared in accordance with general accepted accounting principles consistently applied; [ii] all unaudited financial statements shall be prepared in a manner substantially consistent with prior audited and unaudited financial statements submitted to Landlord; [iii] all financial statements shall fairly present the financial condition and performance for the relevant period in all material respects and [iv] the audited financial statements shall include all notes to the financial statements.
          15.4     Compliance With Laws/Mortgage Debt.  Notwithstanding anything
                   ----------------------------------
to the contrary contained in this Lease, Tenant shall comply with all Legal Requirements and keep all Government Authorizations in full force and effect and comply with the terms of any documents evidencing the Mortgage Debt, except any terms which are personal to and can only be performed by Landlord, and Tenant shall have the right, but not the obligation, to make any principal prepayments, exit or termination fees or escrow payments required to be made to the holder of any Mortgage Debt to ensure compliance with the financial covenants set forth in any documents evidencing the Mortgage Debt; provided, however, if Tenant does not exercise the rights granted to it to make such payments, it shall nonetheless be required to pay the same as part of its Base Rent to the extent the same are included in the Outstanding Equity. Subject to Tenant's right to contest the same in accordance with the terms of this Lease, Tenant shall pay when due all taxes and governmental charges of every kind and nature that are assessed or imposed upon Tenant at any time during the term of the Lease, including, without limitation, all income, franchise, capital stock, property, sales and use, business, intangible, employee withholding, and all taxes and charges relating to Tenant's business and operations at the Leased Property. Tenant shall be solely responsible for compliance with all Legal Requirements, including the ADA, and Landlord shall have no responsibility for such compliance other than when undertaking its repair or reconstruction obligations pursuant to Articles 9 and 10 hereof.
          15.5     Broker's  Commission.  Tenant  shall  indemnify Landlord from
                   --------------------
claims of brokers arising by the execution hereof or the consummation of the transactions contemplated hereby and from expenses incurred by Landlord in connection with any such claims (including reasonable attorneys' fees).
          15.6     Existence.  Except as otherwise specifically provided herein,
                   ---------
Tenant  shall  maintain  its  existence  throughout  the  term  of  this  Lease.
          15.7     Financial  Covenants.  The defined terms used in this section
                   --------------------
are defined in 15.7.1. The method of valuing assets shall be consistent with the Financial Statements. The following financial covenants shall be met throughout the term of this Lease:
          15.7.1     Definitions.
                     -----------
(a) "Portfolio Cash Flow" means the aggregate net income arising from all Facilities under this Lease as reflected in the Facility Financial Reporting for each  Facility  plus  [i]  the amount of the provision for depreciation and amortization; plus [ii] the amount of the provision for management fees; plus [iii] the amount of the provision for income taxes; plus [iv] the amount of the provision for Base Rent payments and interest relating to the Facilities; minus [v] an imputed management fee equal to 5% of gross revenues of the Facilities (net of contractual allowances); and minus [vi] an imputed replacement reserve of $300.00 per unit at the Facilities, per year (but only to the extent not included in calculating net income).
(b) "Portfolio Coverage Ratio" is the ratio of [i] Portfolio Cash Flow for each applicable period; to [ii] the Base Rent payments under this Lease and all other debt service payments relating to the Facilities for the applicable period.
          15.8     Facility  Licensure  and  Certification.  Tenant  shall  give
                   ---------------------------------------
written notice to Landlord within five days after an inspection of the Facility with respect to health care licensure or certification has occurred. If Tenant receives a Facility survey or inspection report with deficiencies or notice of failure to comply with a plan of correction, Tenant shall cure all deficiencies and implement all corrective actions by the date required by the regulatory authority  and  shall  deliver  evidence  of  same  to  Landlord.
          15.9     Transfer  of  License and Facility Operations.  If this Lease
                   ---------------------------------------------
is terminated due to expiration of the Term, pursuant to an Event of Default or for any reason other than Tenant's purchase of the Leased Property, or if Tenant vacates the Leased Property (or any part thereof) without termination of this Lease (other than during periods of repair or reconstruction after damage, destruction or a Taking), the following provisions shall be immediately effective:
          15.9.1     Licensure.  Tenant  shall  execute,  deliver  and  file all
                     ---------
documents and statements requested by Landlord to effect the transfer of the Facility license and Government Authorizations to a replacement operator designated by Landlord ("Replacement Operator"), subject to any required approval of governmental regulatory authorities, and Tenant shall provide to Landlord all information and records required by Landlord in connection with the transfer of the license and Government Authorizations.
          15.9.2     Facility  Operations.  In order to facilitate a responsible
                     --------------------
and efficient transfer of the operations of the Facility at the expiration or earlier termination of the Term other than as a result of the purchase of the Leased Property by Tenant but including upon a sale at foreclosure or a transfer by deed in lieu of foreclosure, Tenant shall, if and to the extent requested by Landlord, the holder of the Mortgage Debt or any such purchaser or transferee [i] continue and maintain the operation of the Facility in the ordinary course of business, including using its commercially reasonable efforts to retain the residents at the Facility to the fullest extent practicable and consistent with applicable laws and regulations, until transfer of the Facility operations to the Replacement Operator is completed either as a result of the issuance to the Replacement Operator of a license to operate the Facility or the agreement by Tenant to permit the Replacement Operator to operate the Facility under Tenant's license in accordance with the terms of clause [ii] hereof; [ii] enter into such management agreements, operations transfer agreements and other types of agreements that may be reasonably requested by Landlord or the Replacement Operator; provided, however, in no event shall Tenant be required to permit the Replacement Operator to operate the Leased Property under Tenant's licenses unless Tenant receives confirmation that doing so will not violate applicable Legal Requirements and Tenant receives appropriate indemnities from the Replacement Operator or other party deemed acceptable by Tenant (which shall in no event be the holder or servicer of the Mortgage Debt) in form and substance reasonably acceptable to Tenant; [iii] provide reasonable access during normal business hours and on reasonable advance notice for Landlord and its agents to show the Facility to potential replacement operators; and [iv] permit Landlord or any replacement operator to use any of the Emeritus Facility Names for a period of up to six (6) months after the expiration or earlier termination of the Term. Tenant consents to the distribution by Landlord to potential replacement operators of Facility financial statements, licensure reports, financial and property due diligence materials and other documents, materials and information relating to the Facility. The provisions of this section do not create or establish any rights in Tenant or any third party and Landlord reserves  all  rights  and  remedies  relating  to  termination  of  this Lease.
          15.10     Bed  Operating  Rights.  Tenant acknowledges and agrees that
                    ----------------------
the rights to operate the beds located at the Facility as set forth on Exhibit C under the law of the Facility State and to operate any Alzheimer's memory loss units added to any of the Facilities in accordance with the terms of this Lease, to relocate such bed operating rights to another location or locations, and to transfer such bed operating rights to third parties, are property of the
Landlord and are an integral part of the real and personal property that constitutes the Leased Property. Tenant has only the right to use of such rights during the term of this Lease and subject to its terms and conditions. All operating rights shall automatically revert to Landlord or Landlord's designee upon the expiration or termination of this Lease for any reason whatsoever (other than Tenant's purchase of the Leased Property) without any requirement of a transfer or the payment of additional consideration.
          15.11     Power  of  Attorney.  Effective  upon [i] the occurrence and
                    -------------------
during the continuance of an Event of Default, or [ii] termination of this Lease for any reason other than Tenant's purchase of the Leased Property, Tenant hereby irrevocably and unconditionally appoints Landlord, or Landlord's authorized officer, agent, employee or designee, as Tenant's true and lawful attorney-in-fact, to act for Tenant in Tenant's name, place, and stead, to execute, deliver and file all applications and any and all other necessary documents and statements to effect the issuance, transfer, reinstatement, renewal and/or extension of the Facility license and all Governmental Authorizations issued to Tenant or applied for by Tenant in connection with Tenant's operation of the Facility, to permit any designee of Landlord or any other transferee to operate the Facility under the Governmental Authorizations, and to do any and all other acts incidental to any of the foregoing but only in the event Tenant fails to take such actions or execute such documents after a request from Landlord. Tenant irrevocably and unconditionally grant to Landlord as their respective attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to Tenant's purchase of the Leased Property. Landlord shall provide Tenant with copies of any documents filed and/or with a summary of any actions taken pursuant to this power of attorney.
          15.12.     Environmental  Compliance.
                     -------------------------

          (a) Tenant shall not bring, release, use, generate, manufacture, store or dispose of, or permit to be brought, released, used, generated, manufactured, stored or disposed of, on, under or about the Leased Property, or transfer or permit to be transferred to or from the Leased Property, any Hazardous Materials. There is excluded from this prohibition Hazardous Materials of the type commonly used in licensed assisted living facilities, subject to the condition that they are used, stored and disposed of in accordance with all applicable law.

          (b) If Tenant knows, or has reasonable cause to believe, that Hazardous Materials, or a condition involving or relating to the same, has come to be located in, on or about the Leased Property, other than as previously consented to by Landlord, Tenant shall immediately give written notice of such fact to Landlord.

          (c) Tenant shall, at its sole cost and expense, promptly take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the clean-up of any contamination of, and for the maintenance, security and or monitoring of, the Facility, the elements surrounding the same, or neighboring properties, that was caused or materially contributed to by Tenant, its agents, officers, directors or employees, relating to or involving any Hazardous Materials brought onto and/or released from the Leased Property.

          (d) Tenant agrees, as appropriate, to cause to be developed operations and maintenance plans and to manage any potential mold within the Facilities in accordance with the terms of such plans.

          (e) Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, partners, members (including, in the case of a corporate partner or member, such corporation's shareholders, officers and directors), harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties and attorney's and consultants' fees arising out of or involving (i) any Hazardous Materials presently existing or brought onto and/or released or threatened to be released from or onto the Leased Property by any person during the Term of the Lease and/or (ii) Tenant's failure to perform any of its obligations under this 15.12. Tenant's obligations hereunder shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation, removal, remediation, restoration and/or abatement thereof, or of any removal, remediation, restoration and/or abatement thereof or of any contamination therein involved and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Materials, unless specifically so agreed by Landlord in writing at the time of such agreement.

          (f) If at any time during the Term of this Lease any governmental authority notifies Landlord or Tenant of a violation of any Environmental Law or Landlord reasonably believes that a Facility may violate any Environmental Law, Landlord may require one or more environmental audits of such portion of the Leased Property, in such form, scope and substance as specified by Landlord, at Tenant's expense. Tenant shall, within thirty (30) days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing any environmental audit, including, without limitation, reasonable attorneys' fees and costs.
            ARTICLE 16:  ALTERATIONS, CAPITAL IMPROVEMENTS, AND SIGNS
          16.1     Prohibition  on  Alterations  and  Improvements.  Except  for
                   -----------------------------------------------
Permitted Alterations (as hereinafter defined), Tenant shall not make any structural or nonstructural changes, alterations, additions and/or improvements (hereinafter collectively referred to as "Alterations") to the Leased Property.
          16.2     Approval  of  Alterations.  If  Tenant desires to perform any
                   -------------------------
Permitted Alterations, Tenant shall deliver to Landlord plans, specifications, drawings, and such other information as may be reasonably requested by Landlord (collectively the "Plans and Specifications") showing in reasonable detail the scope and nature of the Alterations that Tenant desires to perform. It is the intent of the parties hereto that the level of detail shall be comparable to that which is referred to in the architectural profession as "design development drawings" as opposed to working or biddable drawings. Landlord agrees not to unreasonably delay its review of the Plans and Specifications. Within 30 days after receipt of an invoice, Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in reviewing and, if required, approving or disapproving the Plans and Specifications, inspecting the Leased Property, and otherwise monitoring compliance with the terms of this Article 16. Tenant shall comply with the requirements of 16.4 in making any Permitted Alterations.
          16.3     Permitted  Alterations.  Permitted  Alterations means any one
                   ----------------------
of the following: [i] Alterations approved by Landlord; [ii] Alterations required under 7.2; [iii] Alterations affecting the structure of the Leased Property and having a total cost of less than $250,000.00 individually or in the aggregate; [iv] repairs, rebuilding and restoration required or undertaken pursuant to 9.4; [v] non-structural Alterations such as painting, landscaping, wallpapering, installing new floor coverings, etc. without regard to the cost thereof, [vi] the Pre-Approved Improvements and [vii] alterations required in connection with the development at the Facilities of Alzheimer's memory loss units, subject to the limitation set forth in 6.1 with respect to the number of such units within any Facility which may be converted to such use.
     16.4     Requirements  for Permitted Alterations.  Tenant shall comply with
              ---------------------------------------
all  of the following requirements in connection with any Permitted Alterations:
(a) The Permitted Alterations shall be made in accordance with the approved Plans and Specifications.
(b) The Permitted Alterations and the installation thereof shall comply with all applicable legal requirements and insurance requirements.
(c) The Permitted Alterations shall be done in a good and workmanlike manner using new materials of a quality consistent with that used to construct the affected Facility, shall not impair the value or the structural integrity of the Leased Property, and shall be free and clear of all mechanic's liens.
(d) For any Permitted Alterations having a total cost of $100,000.00 or more, Tenant shall deliver to Landlord a completion and performance bond in a form and with a surety acceptable to Landlord, in an amount equal to the estimated cost of the Permitted Alterations, guaranteeing the completion of the work free and clear of liens and in accordance with the approved Plans and Specifications, and naming Landlord and any mortgagee of Landlord as joint obligees on such bond.
(e) Tenant shall, at Tenant's expense, obtain a builder's completed value risk policy of insurance insuring against all risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies, and materials, and insuring initial occupancy. Landlord and any mortgagee of Landlord shall be additional insureds of such policy. Landlord shall have the right to approve the form and substance of such policy.
(f) Tenant shall pay the premiums required to increase the amount of the insurance coverages required by Article 4 to reflect the increased value of the Improvements resulting from installation of the Permitted Alterations, and shall deliver  to  Landlord  a  certificate  evidencing the increase in coverage.
(g) Tenant shall, not later than 60 days after completion of the Permitted Alterations, deliver to Landlord a revised "as-built" survey of the respective Facility if the Permitted Alterations altered the Land or "footprint" of the Improvements and an "as-built" set of Plans and Specifications for the Permitted
     Alterations  in  form  and  substance  satisfactory  to  Landlord.
(h) Tenant shall, not later than 30 days after Landlord sends an invoice, reimburse Landlord for any reasonable costs and expenses, including attorneys' fees and architects' and engineers' fees, incurred in connection with reviewing and approving the Permitted Alterations and ensuring Tenant's compliance with the requirements of this section.
(i) Except for the Pre-Approved Improvements Budgeted Costs and Pre-Approved Improvements Cost Overruns, which shall be paid for by Landlord using the disbursement procedures set forth in Exhibit M, all of the Permitted Alterations shall be undertaken at the sole cost and expense of Tenant.
          16.5     Ownership  and  Removal  of  Permitted  Alterations.  The
                   ---------------------------------------------------
Permitted  Alterations  shall  become  a  part  of the Leased Property, owned by
Landlord,  and  leased  to  Tenant  subject  to the terms and conditions of this
Lease. Tenant shall not be required or permitted to remove any Permitted Alterations.
          16.6     Minimum  Qualified  Capital  Expenditures.  During each Lease
                   -----------------------------------------
Year commencing with the Second Lease Year, Tenant shall deposit into a replacement reserve established and held by the holder of the Mortgage Debt the amount required by the terms of any documents evidencing such Mortgage Debt (but in no event less than $300 per unit) and Tenant shall then, subject to any limitations set forth in the documents evidencing the Mortgage Debt, draw on the amounts so deposited to cover the cost of Qualified Capital Expenditures of at least $300 per unit per Lease Year, calculated on an aggregate basis for all of the Facilities included in the Portfolio (or as otherwise required by the terms of any documents evidencing the Mortgage Debt. Landlord agrees to use its commercially reasonable efforts to cause the holder of the Mortgage Debt to grant Tenant the right to draw upon any amounts deposited by Tenant into any such replacement reserve account in order to cover the cost of such Qualified Capital Expenditures; provided, however, if such funds are not available by the holder of the Mortgage Debt, Tenant shall be deemed to have fulfilled its obligations hereunder by making the deposits required by this 16.6. Any amounts remaining in escrow at the expiration or earlier termination of the Term and which are not required to reimburse Tenant for amounts previously expended by Tenant for Qualified Capital Expenditures in accordance with this 16.6 shall, subject to the rights of the holder of any Mortgage Debt, be and remain the property of Landlord; provided, however, in the event of the purchase of the Leased Property by Tenant then, subject to the rights of the holder of any Mortgage Debt, any amounts remaining in escrow at the closing of such purchase shall be and remain the property of Tenant.
          16.7     Signs.  Tenant  may,  at  its own expense, erect and maintain
                   -----
identification signs at the Leased Property, provided such signs comply with all laws, ordinances, and regulations. Upon the termination or expiration of this Lease (other than as a result of the exercise by Tenant of its purchase option), Tenant shall, within 30 days after notice from Landlord, remove the signs and restore the Leased Property to its original condition.
                              ARTICLE 17:  RESERVED


               ARTICLE 18:  ASSIGNMENT AND SALE OF LEASED PROPERTY
          18.1     Prohibition  on  Assignment  and  Subletting.  Tenant
                   --------------------------------------------
acknowledges that Landlord has entered into this Lease in reliance on the personal services and business expertise of Tenant and its affiliated entities, including without limitation Emeritus. Tenant may not assign, sublet, mortgage, hypothecate, pledge, grant a right of first refusal or transfer any interest in this Lease, or in the Leased Property, in whole or in part, without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. The following transactions will be deemed an assignment or sublease requiring Landlord's prior written consent: [i] an assignment by operation of law; [ii] an imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant's interest in the Lease; [iii] except as otherwise permitted by 14.4 and 18.3, an arrangement (including, but not limited to, management agreements, concessions, licenses, and easements) which allows the use or occupancy of all or part of the Leased Property by anyone other than Tenant; [iv] any sale of all or substantially all of the assets of Tenant; [v] any transfer of the ownership interests in Tenant (and in the case of ESC, the shares of its general partner) to any person other than Emeritus or a wholly owned subsidiary of Emeritus; [vi] any sale of assets or stock, merger, tender offer, proxy contest, business combination or other similar transaction of or by Emeritus (or any of the foregoing in a related series of transactions, which shall be deemed a single transaction) whereby (A) the persons who held the voting and economic interests in Emeritus prior to such transaction do not hold at least 50% of the voting and economic interests in Emeritus or a successor entity following such transaction; or (B) the persons who served as members of the board of directors of Emeritus prior to the transaction do not constitute a majority of the voting members of the board of directors of Emeritus or a successor entity following the transaction; [vii] any person or related group of persons (as defined in Section 13(d) of the Securities Exchange Act) other than those individuals who, as of the Effective Date, are full time senior officers of Emeritus and own Emeritus Stock, acquires 40% or more of the stock of Emeritus and [viii] any transfer prohibited by the terms of the Mortgage Debt. Landlord's consent to any assignment, right of first refusal or sublease will not release Tenant from its payment and performance obligations under this Lease, but rather Tenant and Tenant's assignee or sublessee will be jointly and severally liable for such payment and performance. An assignment, right of first refusal or sublease without the prior written consent of Landlord will be void at Landlord's option. Landlord's consent to one assignment, right of first refusal or sublease will not waive the requirement of its consent to any subsequent assignment or sublease.

          18.2     Requests  for  Landlord's  Consent to Assignment, Sublease or
                   -------------------------------------------------------------
Management  Agreement.  If  Tenant is required to obtain Landlord's consent to a
  -------------------
specific assignment, sublease, or management agreement, Tenant shall give Landlord [i] the name and address of the proposed assignee, subtenant or manager; [ii] a copy of the proposed assignment, sublease or management agreement; [iii] reasonably satisfactory information about the nature, business and business history of the proposed assignee, subtenant, or manager and its proposed use of the Leased Property; and [iv] banking, financial, and other credit information, and references about the proposed assignee, subtenant or manager sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee, subtenant or manager. Any assignment, sublease or management agreement shall contain provisions to the effect that [a] such assignment, sublease or management agreement is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord and that the assignee, subtenant or manager shall comply with all applicable provisions of this Lease; [b] such assignment, sublease or management agreement may not be modified without the prior written consent of Landlord not to be unreasonably withheld or delayed; [c] if this Lease shall terminate before the expiration of such assignment, sublease or management agreement, the assignee, subtenant or manager thereunder will, solely at Landlord's option and only upon the express written notice of attornment from Landlord, attorn to Landlord and waive any right the assignee, subtenant or manager may have to terminate the assignment, sublease or management agreement or surrender possession thereunder as a result of the termination of this Lease; and [d] if the assignee, subtenant or manager receives a written notice from Landlord stating that Tenant is in default under this Lease, the assignee, subtenant or manager shall thereafter pay all rentals or payments under the assignment, sublease or management agreement directly to Landlord until such default has been cured. Any attempt or offer by an assignee, subtenant or manager to attorn to Landlord shall not be binding or effective without the express written consent of Landlord. Tenant hereby collaterally assigns to Landlord, as security for the performance of its obligations hereunder, all of Tenant's right, title, and interest in and to any assignment, sublease or management agreement now or hereafter existing for all or part of the Leased Property. Tenant shall, at the request of Landlord, execute such other instruments or documents as Landlord may request to evidence this collateral assignment. If Landlord, in its sole and absolute discretion, consents to such assignment, sublease, or management agreement, such consent shall not be effective until [i] a fully executed copy of the instrument of assignment, sublease or management agreement has been delivered to Landlord; [ii] in the case of an assignment, Landlord has received a written instrument in which the assignee has assumed and agreed to perform all of Tenant's obligations under the Lease; and [iii] Landlord has received reimbursement from Tenant or the assignee for all attorneys' fees and expenses and all other reasonable out-of-pocket expenses incurred in connection with determining whether to give its consent, giving its consent and all matters relating to the assignment (applies only to consent requests after the Closing) including, without limitation, any costs incurred by Landlord under the Mortgage Debt as a result of such assignment.
          18.3     Agreements with Residents.  Notwithstanding  18.1, Tenant may
                   -------------------------
enter into an occupancy agreement with residents of the Leased Property without the prior written consent of Landlord provided that [i] the agreement does not provide for lifecare services; [ii] the agreement does not contain any type of rate lock provision or rate guaranty for more than one calendar year; [iii] the agreement does not provide for any rent reduction or waiver other than for an introductory period not to exceed six months; [iv] Tenant may not collect rent for more than one month in advance, other than one month of rent collected to be held as security for the performance of the resident's obligation to Tenant; and [v] all residents of the Leased Property are accurately shown in accounting records for the Facility. Without the prior written consent of Landlord, Tenant shall not materially change the form of resident occupancy agreement that was submitted to Landlord prior to the Effective Date.
          18.4     Sale of Leased Property.  If Landlord or any subsequent owner
                   -----------------------
of the Leased Property sells the Leased Property other than pursuant to the provisions of this Lease which permit Landlord to terminate this Lease concurrently with such sale, subject to the assumption by the new owner of the obligations of Landlord or such subsequent owner of the Leased Property under this Lease, the liability for the performance of the agreements of the Landlord set forth in this Lease will end on the date of the sale of the Leased Property, and Tenant will look solely to the purchaser for the performance of those agreements. For purposes of this section, any holder of a mortgage or security agreement which affects the Leased Property at any time, and any landlord under any lease to which this Lease is subordinate at any time, will be a subsequent owner of the Leased Property when it succeeds to the interest of Landlord or any subsequent owner of the Leased Property.
          18.5     Assignment  by  Landlord.  Landlord  may  transfer,  assign,
                   ------------------------
mortgage, collaterally assign, or otherwise dispose of Landlord's interest in this Lease or the Leased Property in connection with a sale or refinancing permitted by the terms of Article 13.
          18.6.     Limitations on Subletting.  Anything contained in this Lease
                    -------------------------
to the contrary notwithstanding, Tenant shall not sublet the Leased Property on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either the income or profits derived from the business activities of the sublessee, or any other formula, such that any portion of the sublease rental received by Landlord would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code, or any similar or successor provision thereto.
                       ARTICLE 19:  HOLDOVER AND SURRENDER
          19.1     Holding  Over.  If  Tenant,  with  or  without the express or
                   -------------
implied consent of Landlord, continues to hold and occupy the Leased Property (or any part thereof) after the expiration of the Term or earlier termination of this Lease (other than pursuant to Tenant's purchase of the Leased Property), such holding over beyond the Term and the acceptance or collection of Rent in the amount specified below by Landlord shall operate and be construed as creating a tenancy from month to month and not for any other term whatsoever. Said month-to-month tenancy may be terminated by Landlord by giving Tenant five days written notice, and at any time thereafter Landlord may re-enter and take possession of the Leased Property. If, without Landlord's consent or at Landlord's request, Tenant continues after the expiration of the Term or earlier termination of this Lease to hold and occupy the Leased Property whether as a month-to-month tenant or a tenant at sufferance or otherwise, Tenant shall pay Rent for each month in an amount equal to the sum of [i] one and one-half (1-1/2) times the Base Rent and the Percentage Additional Rent payable during the month in which such expiration or termination occurs, plus [ii] all General Additional Rent accruing during the month, plus [iii] any and all other sums payable by Tenant pursuant to this Lease. During any continued tenancy after the expiration of the Term or earlier termination of this Lease, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by applicable law, to continue its occupancy and use of the Leased Property until the tenancy is terminated. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease.
          19.2     Surrender.  Except for [i] Permitted Alterations; [ii] normal
                   ---------
and reasonable wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the Term); and [iii] damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up the Leased Property at the expiration or termination of the Term in as good order and condition as of the Commencement Date. The provisions of this 19.2 shall not apply in the event of the termination of the Lease upon the exercise by Tenant of its option to purchase the Leased Property.
          19.3     Indemnity.  If  Tenant  fails  to surrender the entire Leased
                   ---------
Property or any part thereof upon the expiration or termination of this Lease in a timely manner and in accordance with the provisions of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall defend, indemnify and hold Landlord, its principals, officers, directors, agents, and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder exceeds the Rent collected by Landlord pursuant to this Lease during Tenant's hold-over and any claims by any proposed new tenant founded on Tenant's failure to surrender the Leased Property. The provisions of this Article 19 shall survive the expiration or termination of this Lease. The provisions of this 19.3 shall not apply in the event of the termination of this Lease upon the exercise by Tenant of its option to purchase the Leased Property.
                              ARTICLE 20:  RESERVED
       ARTICLE 21:  QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT AND ESTOPPEL
                                  CERTIFICATES
          21.1     Quiet  Enjoyment.  So  long  as  Tenant  performs  all of its
                   ----------------
obligations under this Lease, Tenant's possession of the Leased Property will not be disturbed by Landlord or any party claiming by, through or under Landlord.
          21.2     Subordination.  Subject  to  the terms and conditions of this
                   -------------
section, this Lease and Tenant's rights under this Lease are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against the Leased Property, together with any renewal, consolidation, extension, modification or replacement thereof, which now or at any subsequent time affects the Leased Property or any interest of Landlord in the Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior. In furtherance, and not in limitation of the foregoing, Tenant specifically acknowledges and agrees that the rights of Tenant under this Lease are subject and subordinate to the mortgages/deeds of trust of even date herewith executed by Landlord in favor of Column Financial, Inc, which are secured by the Leased Property and that such subordination shall be self operative and no further instrument is required in order to effect such subordination. In consideration for the subordination provided for herein with respect to any future gournd lease or underlying lease, first mortgage, first deed of trus or other first lien, Landlord shall use its commercially reasonable efforts to cause any lessor or mortgagee to be obligated and bound to recognize Tenant as the tenant under this Lease, and to agree that such lessor or mortgagee shall have no right to disturb Tenant's possession, use and occupancy of the Leased Property or Tenant's enjoyment of its rights under this Lease unless and until an Event of Default occurs hereunder; provided, however, Landlord shall not be in breach of its obligations hereunder in the event it cannot obtain such an agreement after using commercially reasonable efforts to do so. The foregoing provisions will be self-operative, and no further instrument will be required in order to effect them. However, Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord, such documents as may be requested by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this section, to confirm or effect any such subordination, provided that any such document shall include a nondisturbance provision as set forth in this section satisfactory to Tenant if and to the extent Landlord is able to secure the agreement of any lessor or mortgagee to such non-disturbance provision.

          21.3     Attornment.  If  any  holder of any mortgage, indenture, deed
                   ----------
of trust, or other similar instrument described in 21.2 succeeds to Landlord's interest in the Leased Property, Tenant will pay to such holder all Rent subsequently payable under this Lease. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by [i] any payment of Rent for more than one month in advance unless actually received by such successor; [ii] any amendment or modification of this Lease thereafter made without its consent as provided in this Lease; [iii] any claim against Landlord arising prior to the date on which the successor succeeded to Landlord's interest; or [iv] any claim or offset of Rent against Landlord. Upon request by Landlord or such successor in interest and without cost to Landlord or such successor in interest, Tenant will execute, acknowledge and deliver an instrument or instruments confirming the attornment.
          21.4     Estoppel  Certificates.  At  the  request  of Landlord or any
                   ----------------------
mortgagee or purchaser of the Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate, in recordable form, in favor of Landlord or any mortgagee or purchaser of the Leased Property certifying the following: [i] that the Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; [ii] the date to which Rent and other charges have been paid; [iii] whether Tenant or Landlord is in default or whether there is any fact or condition known to Landlord or Tenant which, with notice or lapse of time, or both, would constitute a default, and specifying any existing default, if any; [iv] that Tenant has accepted and occupies the Leased Property; [v] that Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; and [vi] such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate. If Tenant fails to deliver the estoppel certificates to Landlord within 10 days after the request of Landlord, then Tenant shall be deemed to have certified that [a] the Lease is in full force and effect and has not been modified, or that the Lease has been modified as set forth in the certificate delivered to Tenant; [b] Tenant has not prepaid any Rent or other charges except for the current month; [c] Tenant has accepted and occupies the Leased Property; [d] neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; and [e] Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge, and deliver on Tenant's behalf any estoppel certificate to which Tenant does not object within 10 days after Landlord sends the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.
                   ARTICLE 22:  REPRESENTATIONS AND WARRANTIES
          Tenant hereby makes the following representations and warranties, as of the Effective Date, to Landlord and acknowledge that Landlord is granting the Lease in reliance upon such representations and warranties. Tenant's representations and warranties shall survive the Closing and, except to the extent made as of a specific date, shall continue in full force and effect until the Obligor Group Obligations have been performed in full.
          22.1     Organization  and  Good  Standing.  Tenant,  Properties, is a
                   ---------------------------------
limited liability company duly organized, validly existing and in good standing under the laws of its Organization State. Tenant, ESC, is a limited partnership, duly organized, validly existing and in good standing under the laws of its Organization State. Tenant is qualified to do business in and is in good standing under the laws of the Facility States.
          22.2     Power  and  Authority.  Tenant has the power and authority to
                   ---------------------
execute, deliver and perform this Lease. Tenant has taken all requisite action necessary to authorize the execution, delivery and performance of their respective obligations under this Lease.
          22.3     Enforceability.  This  Lease  constitutes a legal, valid, and
                   --------------
binding obligation of Tenant, enforceable in accordance with its terms except as such enforceability may be limited by creditors rights laws and general principles of equity.
          22.4     Government  Authorizations.  Except as reflected in the title
                   --------------------------
insurance policies issued to Landlord on the Effective Date, the Facilities are in compliance with all Legal Requirements. As set forth more fully in the Licensure Certification dated as of the Effective Date and executed by Tenant in favor of Landlord and certain other parties identified therein, as of the Effective Date, either Tenant has obtained all certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits (to the extent issued by the local jurisdiction), any assisted living facility license, fire safety certificate, life safety certificate, food preparation and/or handling license and similar licenses, certificates and permits required under applicable law (the "Licenses") required for the legal use, occupancy and operation by Tenant of each of the Facilities as an assisted living facility, or Tenant has taken all action necessary to secure the Licenses after the Effective Date and to lawfully operate the Facilities from and after the Effective Date and prior to the issuance of the Licenses. As of the Effective Date, each of the Facilities is licensed for the number of beds or units set forth in Exhibit C opposite its name and, to the Knowledge of Tenant, none of the Licenses currently in effect with respect to the Facilities is provisional, probationary, temporary, restricted or conditioned upon the completion of any work, inspections, approvals, filings or payment of fees at the Facilities; provided, however, nothing herein shall be construed as a representation that no such work, inspections, approvals, filings or fees will be required for the issuance of the Licenses in the name of Tenant.
          22.5     RESERVED.
                   ---------
          22.6     Consents.  The  execution,  delivery  and performance of this
                   --------
Lease  will  not  require  any  consent,  approval,  authorization,  order,  or declaration of, or any filing or registration with, any court, any federal, state, or local governmental or regulatory authority, or any other person or entity, the absence of which would materially impair the ability of Tenant to operate the Facility for the Facility Uses except for the post-acquisition filing for licensure of the Facility.
          22.7     No  Violation.  The  execution,  delivery  and performance of
                   -------------
this Lease [i] do not and will not conflict with, and do not and will not result in a breach of Tenant's Organizational Documents; [ii] do not and will not conflict with, and do not and will not result in a breach of, and do not and will not constitute a default under (or an event which, with or without notice or lapse of time, or both, would constitute a default under), any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Tenant is a party or by which its assets are bound; and [iii] do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Tenant or the Facility.
          22.8     Reports  and  Statements.  All  reports,  statements,
                   ------------------------
certificates and other data furnished by or on behalf of Tenant to Landlord in connection with this Lease, and all representations and warranties made herein or in any certificate or other instrument delivered in connection herewith and therewith, are true and correct in all material respects and do not omit to state any material fact or circumstance necessary to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading as of the date of such report, statement, certificate or other data. The copies of all agreements and instruments submitted to Landlord, including, without limitation, all agreements relating to management of the Facility and Tenant's working capital are true, correct and complete copies in all material respects and include all material amendments and modifications of such agreements.
     22.9     Related  Party  Representations.  Tenant  and  Emeritus  hereby
              -------------------------------
acknowledge that Baty has a direct or indirect ownership interest in Tenant and Emeritus, and also a direct or indirect ownership interest in Landlord and with respect thereto, Tenant and Emeritus hereby represent and warrant as follows:

     (a) The relationship of Baty to Landlord and of Baty to Tenant and Emeritus, the contractual guaranty obligations of Guarantor and the transactions represented by this Lease and related documents and the Landlord Entity Documents (collectively, the "Subject Matters"), have each been fully and
                                 ----------------
accurately described and disclosed to the board of directors of Emeritus (the "Emeritus Board of Directors"), the opportunity for a direct or indirect ownership interest in Landlord was offered to Emeritus and Emeritus declined to pursue that opportunity, and the Emeritus Board of Directors is aware of, and by authorizing Emeritus on its own behalf and on behalf of Tenant to proceed with the transaction which is the subject of this Lease, has consented to, the potential conflicts of interest resulting from the Subject Matters, including without limitation Baty's various ownership interests and guarantee obligations.

     (b) The Subject Matters have each been fully and accurately described and disclosed to Emeritus' Chief Financial Officer, who also serves as the CFO of Tenant (the "Emeritus CFO"), and the Emeritus CFO is aware of and believes that Emeritus and Tenant have adequately consented to the potential conflicts of interest resulting from the Subject Matters, including without limitation Guarantor's various ownership interests and guarantee obligations.

     (c) KPMG Peat Marwick presently serves as the outside and independent auditors of Emeritus and its consolidated subsidiaries, including Tenant ("Emeritus Auditors") at the direction of the Emeritus Board of Directors, and the Subject Matters have each been fully and accurately described and disclosed to the Emeritus Auditors and Emeritus has advised the Emeritus Auditors of the potential conflicts of interest resulting from the Subject Matters, including without limitation Baty's various ownership interests and guarantee obligations, and of the determination by Emeritus' Board of Directors to consent thereto and the Emeritus Auditors have not advised Tenant or Emeritus or the Emeritus Board of Directors of any objections they may have to Emeritus and Tenant proceeding with the Subject Matters.

(d) Tenant and Emeritus will make on a timely basis all necessary and proper disclosures to the shareholders of Emeritus as may be required under applicable securities laws with respect to the Subject Matters.

          22.10.     Condition  of the Leased Property.  Tenant has no Knowledge
                     ---------------------------------
of any physical plant conditions, violations of Environmental Laws or the presence of any Hazardous Substances at the Leased Property or any portion thereof, other than those conditions, violations and Hazardous Substances described in the Landlord Property Reports.

     22.11.     Landlord  Disclaimer  of  Representations and Warranties. TENANT
                --------------------------------------------------------
ACKNOWLEDGES AND AGREES THAT LANDLORD HAS MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, NOR DOES LANDLORD MAKE ANY HEREIN REGARDING THE CONDITION OF THE LEASED PROPERTY OR ANY PART THEREOF INCLUDING WITHOUT LIMITATION THE STRUCTURAL SOUNDNESS THEREOF, THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES OR THE LEASED PROPERTY'S FITNESS FOR ANY PARTICULAR USE OR OCCUPANCY. LANDLORD SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS AND/OR WARRANTIES WITH RESPECT TO THE VACATION OF THE LEASED PROPERTY BY THE SELLERS, IT BEING UNDERSTOOD AND AGREED THAT, WHILE TENANT'S OBLIGATIONS HEREUNDER ARE SPECIFICALLY CONDITIONED ON THE VACATION OF THE LEASED PROPERTY BY THE SELLERS, LANDLORD SHALL NOT BE LIABLE TO TENANT IN THE EVENT THE SELLERS FAIL TO VACATE THE LEASED PROPERTY ON OR PRIOR TO THE EFFECTIVE DATE. LANDLORD FURTHER HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS AND/OR WARRANTIES, BOTH EXPRESS AND IMPLIED IN LAW, WITH RESPECT TO THE CONDITION, HABITABILITY, OR SUITABILITY OF THE LEASED PROPERTY, OR ANY PART THEREOF, FOR THE USE AND PURPOSES PERMITTED HEREUNDER OR ANY OTHER PURPOSE, AND LANDLORD DOES NOT REPRESENT OR WARRANT THAT THE LEASED PROPERTY OR ANY PART THEREOF COMPLIES WITH ANY LAWS RELATING TO THE USES AND OCCUPANCY THEREOF. TENANT FULLY UNDERSTANDS THAT THERE MAY BE CERTAIN ALTERATIONS, REPAIRS AND REPLACEMENTS REQUIRED TO CAUSE THE LEASED PROPERTY TO COMPLY WITH APPLICABLE LAW (AS THE SAME MAY BE MODIFIED FROM TIME TO TIME THROUGHOUT THE TERM HEREOF) AND
FOR THE CONTINUED LICENSING AND/OR CERTIFICATION OF THE LEASED PROPERTY, AND TENANT SHALL BE FULLY RESPONSIBLE FOR THE COST OF AND FOR EFFECTUATING ANY AND ALL ALTERATIONS, REPAIRS AND REPLACEMENTS REQUIRED TO BE MADE TO CAUSE THE LEASED PROPERTY TO COMPLY WITH APPLICABLE LAW AND FOR THE CONTINUED LICENSING AND CERTIFICATION OF THE LEASED PROPERTY AS WELL AS ALL ALTERATIONS, REPAIRS AND REPLACEMENTS REQUIRED TO MAINTAIN AND PRESERVE THE LEASED PROPERTY IN THE CONDITION CALLED FOR HEREIN. TENANT ACKNOWLEDGES THAT, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, LANDLORD IS NOT RESPONSIBLE FOR AND TENANT SHALL HOLD LANDLORD HARMLESS IN CONNECTION WITH ANY SUCH ALTERATIONS, REPAIRS AND REPLACEMENTS TO THE LEASED PROPERTY OR ANY REASON WHATSOEVER.

                         Initials of Tenant:  __________

          22.12.  Tenant's  Financial Forecast. To Tenant's Knowledge, as of the
                  ----------------------------
Effective Date, the Financial Forecast attached hereto as Exhibit K is reasonable in light of the facts and circumstances of which Tenant has Knowledge as of the Effective Date. Landlord and Tenant acknowledge and agree that the Financial Forecast is based upon assumptions and estimates projecting the performance of the Leased Property over the five (5) years subsequent to the Effective Date and that many of the assumptions and estimates are based upon factors outside the control of Tenant and that there can be no assurances that the actual performance of the Leased Property will meet the performance projections set forth in the Financial Forecast. Landlord further acknowledges and agrees that that this representation and warranty has been included by Tenant solely as an accommodation to Landlord and that Landlord will have no recourse against Tenant if this representation and warranty is untrue.

                         ARTICLE 23:  FACILITY EMPLOYEES
23.1     Offer  of  Employment.  Tenant  agrees  to  offer  employment as of the
         ---------------------
Effective Date to such number of the employees of each of the Facilities as may be necessary to avoid triggering notice requirements or liability under the WARN
     Act or any similar state law for Seller as a result of the termination of Seller's operations at each of the Facilities.
23.2     Terms  of  Employment.  For  each  of  the  employees of the Facilities
         ---------------------
employed by Tenant as of the Effective Date, Tenant agrees to give reasonably equivalent credit for the period of service of such employee with Seller or any of its affiliates as service with Tenant, but Tenant shall have no liability or responsibility whatsoever after the Effective Date for any matters related to the employees of the Facilities arising with respect to their employment by Seller or any of its affiliates at or prior to the Effective Date, including, but not limited to, any benefits accrued prior to the Effective Date.
                    ARTICLE 24:  SECURITY; SECURITY INTEREST
          24.1     Collateral.  Tenant  hereby  grants  to Landlord (hereinafter
                   ----------
referred  to  for  purposes  of  this  Article 24 as "Secured Party") a security interest in the following described property, whether now owned or hereafter acquired by Tenant (the "Collateral"), to secure the payment and performance of the Obligor Group Obligations:
(a) All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as "equipment", "inventory" and "goods" are defined for purposes of Article 9 ("Article 9") of the Uniform Commercial Code as adopted in the state in which the Collateral is located) and any leasehold interest of Tenant in any of the foregoing, including, without limitation, those items which are to become fixtures or which are building supplies and materials to be incorporated into any improvement or fixture.
(b) All accounts, contract rights, general intangibles, the Initial Facility Names, instruments, documents, and chattel paper [as "accounts", "contract rights", "general intangibles", "instruments", "documents", and "chattel paper", are defined for purposes of Article 9] now or hereafter arising.
(c) All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles, including, without limitation, certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, to the extent permitted by law.
(d) Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, operation or management of any improvements, including, but not limited to, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.
(e) All subleases, occupancy agreements, license agreements and concession agreements, written or unwritten, of any nature, now or hereafter entered into, and all right, title and interest of Tenant thereunder; and including, without limitation, Tenant's right, if any, to cash or securities deposited thereunder whether or not the same was deposited to secure performance by the subtenants, occupants, licensees and concessionaires of their obligations thereunder, including the right to receive and collect the rents, revenues, and other charges thereunder.
(f) All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation.
(g) The products and proceeds of the preceding listed property, including, without limitation, cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.
          24.2     Additional  Documents.  At  the  request  of Landlord, Tenant
                   ---------------------
shall execute additional security agreements, financing statements, and such other documents as may be requested by Landlord to maintain and perfect such security interest. Tenant hereby irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, deliver and file such documents on behalf of Tenant should Tenant fail to do so after request by Landlord. This power of attorney is coupled with an interest and is irrevocable.
          24.3     Notice  of  Sale.  With  respect  to  any  sale  or  other
                   ----------------
disposition of any of the Collateral after the occurrence of an Event of Default, Landlord, Tenant agrees that the giving of five days' notice by
Landlord, sent by overnight delivery, postage prepaid, to Tenant's notice address designating the time and place of any public sale or the time after which any private sale or other intended disposition of such Collateral is to be made, shall be deemed to be reasonable notice thereof and Tenant waives any other  notice  with  respect  thereto.
          24.4     Recharacterization.  Landlord and Tenant intend this Lease to
                   ------------------
be a true lease. However, if despite the parties' intent, it is determined or adjudged by a court for any reason that this Lease is not a true lease or if this Lease is recharacterized as a financing arrangement, then this Lease shall be considered a secured financing agreement and Landlord's title to the Leased Property shall constitute a perfected first priority lien in Landlord's favor on the Leased Property to secure the payment and performance of all the Obligor Group Obligations.
          24.5.     Other  Security.  Landlord  and Tenant acknowledge and agree
                    ---------------
that Guarantor has executed and delivered the Guaranty as additional security for the obligations of Tenant hereunder and that upon the occurrence of an Event of Default, Landlord shall be entitled to exercise the rights and remedies provided for therein.
                           ARTICLE 25:  MISCELLANEOUS
          25.1     Notices.  Landlord  and Tenant hereby agree that all notices,
                   -------
demands, requests, and consents (hereinafter "notices") required to be given pursuant to the terms of this Lease shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Lease, and shall be served by [i] personal delivery; [ii] certified mail, return receipt requested, postage prepaid; or [iii] nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three Business Days after mailing, or one Business Day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Landlord or Tenant may change its notice address at any time by giving the other party notice of such change.
          25.2     Advertisement  of  Leased  Property.  In the event Tenant has
                   -----------------------------------
not exercised its Option to Purchase, then Landlord or its agent shall have the right to enter the Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others and to place upon the Leased Property for and during the period commencing 120 days prior to the expiration of this Lease, "for sale" or "for rent" notices or signs.
          25.3     Entire  Agreement.  This  Lease contains the entire agreement
                   -----------------
between Landlord and Tenant with respect to the subject matter hereof. No representations, warranties, and agreements have been made by Landlord except as set forth in this Lease. No oral agreements or understandings between Landlord and Tenant shall survive execution of this Lease.
          25.4     Severability.  If any term or provision of this Lease is held
                   ------------
or deemed by Landlord to be invalid or unenforceable, such holding shall not affect the remainder of this Lease and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property or Landlord of the rents herein reserved, in which event this Lease shall forthwith terminate as if by expiration of the Term.
          25.5     Captions  and  Headings.  The  captions  and  headings  are
                   -----------------------
inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.
          25.6     Governing Law.  This Lease shall be governed by and construed
                   -------------
in accordance with the laws of the State of Washington, except that at all times the procedures for the enforcement of eviction remedies shall be governed by and construed in accordance with the laws of the State in which a respective Facility is located, it being understood that, to the fullest extent permitted by the laws of such state, the laws of the State of Washington shall govern the construction, validity and enforceability of the Lease.

          25.7     Memorandum  of  Lease.  Tenant  shall  not record this Lease.
                   ---------------------
Tenant and Landlord shall, however, record a memorandum of lease approved by Landlord and Tenant upon the request of the other party. Further, each of
Landlord and Tenant shall execute such documents as may be necessary to amend any such Memorandum of Lease in the event of the sale by Landlord to Tenant or any third party of any portion of the Leased Property so as to terminate such Memorandum of Lease with respect to the portion of the Leased Property so sold by Landlord and to release the Memorandum of Lease upon the expiration or earlier termination of the Term. Tenant does hereby appoint Landlord as its attorney in fact to execute any and all documents necessary to implement the provisions of this 25.7 should Tenant fail or refuse to do so after receiving a request from Landlord to do so. The power of attorney provided for in this
Section 25.7 shall be deemed to be coupled with an interest and shall be irrevocable
     25.8     Waiver.  No waiver by Landlord of any condition or covenant herein
              ------
contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord's right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.
          25.9     Binding Effect.  This Lease will be binding upon and inure to
                   --------------
the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.
          25.10     No  Offer.  Landlord's submission of this Lease to Tenant is
                    ---------
not an offer to lease the Leased Property, or an agreement by Landlord to reserve the Leased Property for Tenant. Landlord will not be bound to Tenant until Tenant has duly executed and delivered duplicate original leases to Landlord, and Landlord has duly executed and delivered one of these duplicate original leases to Tenant.
          25.11     Modification.  This  Lease may only be modified by a writing
                    ------------
signed by both Landlord and Tenant. All references to this Lease, whether in this Lease or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Lease, made after the date hereof. If Tenant requests Landlord's consent to any change in ownership, merger or consolidation of Tenant, any assumption of the Lease, or any modification of the Lease, Tenant shall provide Landlord all relevant information and documents sufficient to enable Landlord to evaluate the request. In connection with any such request, Tenant shall pay to Landlord its actual reasonable attorney's fees and expenses and other reasonable out-of-pocket expenses incurred in connection with Landlord's evaluation of Tenant's request, the preparation of any documents and amendments, the subsequent amendment of any documents between Landlord and its collateral pool lenders (if applicable), and all related matters.
          25.12     No  Merger.  The  surrender  of  this Lease by Tenant or the
                    ----------
cancellation of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord's option under this paragraph will be exercised by notice to Tenant and all known subtenants of the Leased Property.
          25.13     Laches.  No  delay  or  omission  by  either party hereto to
                    ------
exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.
          25.14     Limitation  on  Tenant's  Recourse.  Tenant's  sole recourse
                    ----------------------------------
against Landlord, and any successor to the interest of Landlord in the Leased Property, is to the interest of Landlord, and any such successor, in the Leased Property. Tenant will not have any right to satisfy any judgment which it may have against Landlord, or any such successor, from any other assets of Landlord, or any such successor. In this section, the terms "Landlord" and "successor" include the shareholders, venturers, members, and partners of "Landlord" and "successor" and the officers, directors, and employees of the same. The provisions of this section are not intended to limit Tenant's right to seek injunctive relief or specific performance.
          25.15     Counterparts.  This  Lease  may  be  executed  in  multiple
                    ------------
counterparts,  each  of  which  shall  be  deemed  an  original  hereof.
          25.16     Custody  of  Escrow  Funds.  Any  funds  paid to Landlord in
                    --------------------------
escrow hereunder may be held by Landlord or, at Landlord's election, by a financial institution, the deposits or accounts of which are insured or guaranteed by a federal or state agency. The funds shall not be deemed to be held in trust, may be commingled with the general funds of Landlord or such other institution, and shall not bear interest.
          25.17     Landlord's  Status  as  a  REIT.  Tenant  acknowledges  that
                    -------------------------------
Landlord (or a Landlord Affiliate) has elected or may hereafter elect to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code.
          25.18     Exhibits.  All  of the exhibits referenced in this Lease are
                    --------
attached  hereto  and  incorporated  herein.
          25.19     WAIVER  OF  JURY  TRIAL.  LANDLORD AND TENANT WAIVE TRIAL BY
                    -----------------------
JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE LEASED PROPERTY (EXCEPT CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE). IF LANDLORD COMMENCES ANY SUMMARY PROCEEDING FOR NONPAYMENT OF RENT, TENANT WILL NOT INTERPOSE, AND WAIVES THE RIGHT TO INTERPOSE, ANY COUNTERCLAIM IN ANY SUCH PROCEEDING.
          25.20     CONSENT  TO JURISDICTION.  TENANT HEREBY IRREVOCABLY SUBMITS
                    ------------------------
AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER KING COUNTY, WASHINGTON OR ANY COUNTY IN WHICH A FACILITY IS LOCATED FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THIS LEASE; OR [II] ANY DOCUMENT EXECUTED BY TENANT IN CONNECTION WITH THIS LEASE. TENANT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT TENANT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. TENANT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
          TENANT AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LANDLORD OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LANDLORD, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS LEASE OR ANY RELATED DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER KING COUNTY, WASHINGTON UNLESS SUCH COURT LACKS IN PERSONAM OR SUBJECT MATTER JURISDICTION IN WHICH CASE TENANT SHALL HAVE THE RIGHT TO INSTITUTE SUCH ACTION OR PROCEEDING BEFORE ANY COURT HAVING SUCH JURISDICTION.
          TENANT HEREBY CONSENTS TO SERVICE OF PROCESS BY LANDLORD IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LANDLORD'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR
LANDLORD'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST TENANT OR THE PROPERTY OF TENANT IN THE COURTS OF ANY OTHER JURISDICTION.
          25.21     Attorney's  Fees and Expenses.  Tenant shall pay to Landlord
                    -----------------------------
all reasonable costs and expenses incurred by Landlord in administering this Lease and the security for this Lease, enforcing or preserving Landlord's rights under this Lease and the security for this Lease, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including, but not limited to, [a] reasonable attorney's and paralegal's fees and disbursements; [b] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [c] court costs; [d] the expenses of Landlord, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [e] consulting and witness fees and expenses incurred by Landlord in connection with any litigation or other proceeding; provided, however, Landlord's internal bookkeeping and routine lease servicing costs are not payable by Tenant.
          25.22     Survival.  The  following  provisions  shall  survive
                    --------
termination of the Lease: Article 8 (Defaults and Remedies); Article 9 (Damage and Destruction); Article 10 (Condemnation); 15.9 (Transfer of License and Facility Operations); 15.10 (Bed Operating Rights); 18.2 (Assignment or Sublease); Article 19 (Holdover and Surrender); Article 24 (Security Interest) and 25.24 (Survival).
          25.23     Time.  Time  is  of  the  essence in the performance of this
                    ----
Lease.
          25.24     Emeritus.  Emeritus  has  joined  in  the  execution of this
                    --------
Lease to acknowledge that Emeritus has reviewed and approved the provisions of this Lease which specifically refer to Emeritus, including, without limitation, 1.5, 24.5 and 22.9.
          25.25.  Nature  of  Relationship;  Usury  Savings Clause.  The parties
                  ------------------------------------------------
intend that their relationship shall be that of lessor and lessee only. Nothing contained in this Lease shall be deemed or construed to be a partnership or venture agreement between Landlord and Tenant. Notwithstanding the foregoing, in the event any payment made to Landlord hereunder is deemed to violate any applicable laws regarding usury, the portion of any payment deemed to be usurious shall be held by Landlord to pay the future obligations of Tenant as such obligations arise and, in the event Tenant discharges and performance all obligations hereunder, such funds will be reimbursed to Tenant upon the expiration or earlier termination of the Term. No interest shall be paid on any such funds held by Landlord.
          25.26.     Arbitration.  In the event of any dispute among the parties
                     -----------
which this Lease specially provides will be submitted to arbitration, the parties agree to submit the same to resolution before an arbitrator, in the case of disputes alleged to involve less than $250,000, and before a panel of three arbitrators, in the case of disputes alleged to involve $250,000 or more, selected by mutual agreement of the parties or, if the parties are unable to agree on an arbitrator or panel of arbitrators within a period of twenty (20) days, selected by the presiding judge of the Superior Court in King County, Washington . Such arbitration shall be held in accordance with the rules of the American Arbitration Association then in effect and the decision of the arbitrator(s) shall be final and binding on the parties and may be enforced by a court of competent jurisdiction. The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in reasonable detail in said notice the nature of the dispute; provided, however, in the event that notwithstanding the terms hereof, a party commences legal proceedings, rather than arbitration proceedings, before a court of competent jurisdiction, the other party shall be deemed to have forfeited its right to have such dispute determined by binding arbitration in accordance with this 25.26 unless within thirty (30) days after being served with the first pleading in such legal proceedings, it files a motion to dismiss such legal proceedings and serves on the other party notice of its intent to submit such dispute to arbitration. Any party who fails to submit to binding arbitration following a lawful demand by the other party shall bear all costs and expenses, including reasonable attorneys fees (including those incurred in any trial, bankruptcy proceeding, appeal or review) incurred by the other party in obtaining a stay of any pending judicial proceeding concerning a dispute which by the terms of this Lease has been properly submitted to mandatory arbitration and/or in compelling arbitration of any dispute. All disputes under this 25.26 shall be determined in the City of Seattle, Washington. Each arbitrator shall be (i) a former or retired judge of a California or Washington Superior Court or any higher court in California or Washington, or (ii) a licensed attorney having at least fifteen
(15) years experience, with at least five (5) years experience with assisted living facility sale, lease or management transactions. The award in such arbitration may be enforced on the application of either party by the order of judgment of a court of competent jurisdiction. The prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys and experts unless the arbitrator(s), for good cause, determine(s) otherwise. A post-arbitration proceeding to determine costs, if needed, shall be held within ten (10) days of notice of the award. The arbitrator(s) shall resolve all disputes in accordance with the substantive law of the state of Washington. The arbitrator(s) shall have the power to grant all appropriate legal and equitable relief (both by way of interim relief and as a part of its final award), other than punitive damages, as may be granted by any court of the State of Washington, to carry out the terms of this Lease (e.g., declaratory and injunctive relief and damages). The parties expressly waive any right to punitive damages arising out of any dispute subject to arbitration. Upon receipt of the written opinion of the arbitrator(s), either party shall have the right within ten (10) days to file with the arbitrator(s) a motion to reconsider, and the arbitrator(s) shall then reconsider the issues raised by the motion, may allow the other party an opportunity to respond thereto, and shall either confirm or change the decision within ten (10) days after such filing. Such revised or confirmed decision shall then be final and conclusive upon the parties. The costs (other than the attorneys' fees of the respective parties) of a motion for reconsideration and related proceedings shall be borne by the moving party. Any monetary award of the arbitrator(s) may include interest at the then "prime rate" of interest published from time to time by the Wall Street Journal, plus three percent (3%), which interest shall accrue from the date the claim, dispute or other matter in question was rightfully due and payable under the Lease until the date the award is paid to the prevailing party.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

     FRETUS INVESTORS LLC, a Washington limited liability company, as manager on behalf of each of the Landlord entities which is a limited liability company, and as manager on behalf of the general partners of each of the Landlord entities which is a limited partnership

     By:  FSPP  Fretus  I,  L.L.C.,  a  Delaware  limited  liability  company

     Its:  Authorized  Member

     By:    /s/  Steve Sandholtz
     Name:  Steve Sandholtz
     Title: Authorized Signatory
     -------

     ESC-NGH,  LP

     By:  ESC  G.P.  II,  Inc.,  its  General  Partner

     By:    /s/  Martin D. Roffe
     Name:  Martin D. Roffe
     Title: Vice President

      Tax  I.D.  No.:  02-0608811
                     ------------


     EMERITUS  PROPERTIES-NGH,  LLC

     By:  Emeritus  Corporation
     Its:  Sole  Member

     By:    /s/  Martin D. Roffe
     Name:  Martin D. Roffe
     Title: Vice President

     Tax  I.D.  No.:  91-1605464
                      ----------




STATE  OF     )
     )  SS:
COUNTY  OF     )

          The foregoing instrument was acknowledged before me this ___ day of _____, 2002 by _________________________, the _________________________ of
Fretus Investors LLC, a Washington limited liability company, on behalf of each of the entities described above which is a limited liability company and on behalf of the general partners of each of the entities described above which is a limited partnership.


     Notary  Public

My  Commission  Expires:          [SEAL]


STATE  OF  WASHINGTON     )
     )  SS:
COUNTY  OF  KING     )

          The foregoing instrument was acknowledged before me this ___ day of _______, 2002 by _________________________, the _________________________ of
Emeritus Corporation, a Washington corporation, on behalf of the corporation, in its capacity as the sole member of Emeritus Properties-NGH, LLC, a Washington limited liability company, on behalf of said limited liability company.


     Notary  Public

My  Commission  Expires:          [SEAL]


STATE  OF  WASHINGTON     )
     )  SS:
COUNTY  OF  KING     )

          The foregoing instrument was acknowledged before me this ___ day of _____, 2002 by _________________________, the _________________________ of ESC
G.P. II, Inc., on behalf of the corporation, in its capacity as the sole the general partner in ESC-NGH, LP, a Washington limited partnership, on behalf of the limited partnership.


     Notary  Public

My  Commission  Expires:          [SEAL]

STATE  OF  WASHINGTON     )
     )  SS:
COUNTY  OF  KING     )

          The foregoing instrument was acknowledged before me this ___ day of _____, 2002 by _________________________, the _________________________ of
Emeritus Corporation, the sole member of Emeritus Properties-NGH, LLC, a Washington limited partnership, on behalf of the limited partnership.


     Notary  Public

My  Commission  Expires:          [SEAL]

                                    EXHIBIT A
                    FACILITY FINANCIAL REPORTING REQUIREMENTS

The Tenant shall prepare and deliver (or cause to be prepared and delivered) to Landlord and to the parties noted below the following:
Budgets:
-------
      Not later than (i) December 15, 2002 for the calendar year commencing January 1, 2003 and (ii) December 15 for each calendar year thereafter, a draft operating budget and plan with respect to the each Facility including residency guidelines and setting forth separately on a month-by-month basis all anticipated income and operating expenses to be incurred during the upcoming year and including a line item for contingencies in an amount equal to 5% of the aggregate of all such expenses. Following delivery of such draft operating budgets and plans, Tenant shall meet with Landlord to discuss the same. Following said meeting, said draft budgets and plans, as the same may be revised to reflect changes agreed to by Tenant at the meeting, shall be deemed the approved plans and budgets for the Facilities for the forthcoming year. Monthly Reports:
----------------
     By the 10th day of each month, estimated property revenues for the Leased Property for the preceding month on an individual Facility and consolidated basis.
     By the 20th business day of each month (except for the Monthly Report for December due by the 25th business day of January as provided below under "Annual Reports"), an unaudited financial report and asset trend analysis for the Leased Property for the preceding month on an individual Facility and consolidated basis in a form to be agreed by Landlord and Tenant (the "Monthly Report"). The
                                                          --------------
Monthly Report shall be accompanied by a certificate signed by an officer of Tenant certifying, in his/her representative capacity, that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of the Leased Property on a combined basis as well as an individual Facility basis (subject to normal year-end adjustments), and shall, upon Landlord's request, be accompanied by appropriate documentation of all expenditures made by the Landlord or Tenant under the Lease.
     Such other information with respect to Tenant or the Leased Property as may be required under the terms of the Mortgage Debt (including, without limitation, as to the Column Loan Agreement, the information required by Section 5.11(d)).
     By the 20th business day of each month, a 12-month rolling revenues forecast for the Leased Property on an individual Facility and consolidated basis.
Quarterly  Reports:
------------------
     None other than any quarterly reports with respect to Tenant or the Leased Property which may be required by the terms of the Mortgage Debt.

 Annual  Reports:
 ---------------
     By the 25th business day after the end of each calendar year, a Monthly Report containing both December and year-to-date information.
Other  Information:
Within three business days of receipt, copies of any and all notices received by Operator indicating the potential for, threat of or actual termination, suspension or reduction of any license, permit or approval held by Tenant. Reports are to be delivered concurrently to the following:
------------------------------------------------------------------
     Landlord:          2025  First  Avenue,  Suite  890,  Seattle  WA  98121
     ---------          -----------------------------------------------------
FSPP:     199  Fremont,  San  Francisco,  CA  94105  Attn:  Steven  M. Sandholtz
-----     ----------------------------------------------------------------------
Column  Financial:     All  reports  and  financial  information required by the
------------------     ---------------------------------------------------------
terms  of  the  Mortgage  Debt
------------------------------

                                    EXHIBIT B
                               LEGAL DESCRIPTIONS
                  CONSISTING OF 24 SEPARATE LEGAL DESCRIPTIONS

                                    EXHIBIT C
                              FACILITY INFORMATION

        FACILITY NAME     STREET ADDRESS     FACILITY TYPE (PER LICENSE)
                      LICENSED OPERATOR          BEDS/UNITS
                                                 ----------
Champion  Oaks     17705  Red  Oak  Drive     90  beds
ESC-NGH, L.P.     Houston, Texas 77090     Assisted Living Facility Type B Large
-------------     --------------------     -------------------------------------
Village  Oaks  at  Chandler     1919  Carla  Vista     103  beds
Emeritus  Properties-NGH,  LLC     Chandler,  Arizona  85224     Assisted Living
------------------------------     -------------------------     ---------------
Center  (Directed  Care)
------------------------
Village  Oaks  at  Cielo  Vista     7949  Sunmount  Drive     105  beds
ESC-NGH,  L.P.     El  Paso,  Texas  79925     Assisted  Living  Facility Type B
--------------     -----------------------     ---------------------------------
Large
-----
Collin  Oaks     4045  West  15th  Street     116  beds
ESC-NGH,  L.P.     Plano,  Texas  75093     Assisted Living Faculty Type B Large
--------------     --------------------     ------------------------------------
Village  Oaks  at  Conway     5501  East  Michigan  Street     103  beds
Emeritus  Properties-NGH,  LLC     Orlando,  Florida  32822     Assisted  Living
------------------------------     ------------------------     ----------------
Facility
--------
Duval  Oaks     3510  Duval  Road     112  beds
ESC-NGH,  L.P.     Austin, Texas 78727     Assisted Living Facility Type B Large
--------------     -------------------     -------------------------------------
Village  Oaks  at  Farmers  Branch     13505  Webb  Chapel  Road     105  beds
ESC-NGH,  L.P.     Farmers Branch, Texas 75234     Assisted Living Facility Type
--------------     ---------------------------     -----------------------------
B  Large
--------
Village  Oaks  at  Ft.  Wayne     4730  East  State  Blvd     66  units
Emeritus  Properties-NGH,  LLC     Ft.  Wayne,  Indiana  46815     NOT CURRENTLY
------------------------------     ---------------------------     -------------
LICENSED
--------
Galleria  Oaks     570  Southland  Drive     110  bed
Emeritus  Properties-NGH,  LLC     Birmingham,  Alabama     Congregate Specialty
------------------------------     --------------------     --------------------
Care  Assisted  Living  Facility
--------------------------------
Village  Oaks  at  Glendale     5861  West  Beverly  Lane     112  beds
Emeritus  Properties-NGH,  LLC     Glendale,  Arizona  85306     Assisted Living
------------------------------     -------------------------     ---------------
Center
------
Village  Oaks  at  Hollywood  Park     16911  San  Pedro     101  beds
ESC-NGH,  L.P.     Hollywood Park, Texas 78232     Assisted Living Facility Type
--------------     ---------------------------     -----------------------------
B  Large
--------
Kingsley  Oaks     9715  Plano  Road     116  beds
ESC-NGH,  L.P.     Dallas, Texas 75238     Assisted Living Facility Type B Large
--------------     -------------------     -------------------------------------
Village  Oaks  at  Las  Vegas     3025  E.  Russell  Road     105  beds
Emeritus  Properties-NGH,  LLC     Las  Vegas,  Nevada  89120     Residential
------------------------------     --------------------------     -----------
Facility  for  Elderly  or  Disabled  Persons  Category  2  Residents
---------------------------------------------------------------------
Village  Oaks  at  Melbourne     1765  W.  Hibiscus  Blvd     102  beds
Emeritus  Properties-NGH,  LLC     Melbourne, Florida  32901     Assisted Living
------------------------------     -------------------------     ---------------
Facility
--------
Memorial  Oaks     1414  Sandy  Springs  Road     120  beds
ESC-NGH, L.P.     Houston, Texas 77042     Assisted Living Facility Type B Large
-------------     --------------------     -------------------------------------
Meridian  Oaks     1251  W.  96th  Street     77  units
Emeritus  Properties-NGH,  LLC     Indianapolis, Indiana 46260     NOT CURRENTLY
------------------------------     ---------------------------     -------------
LICENSED
--------
Village  Oaks  at  Mesa     2122  E.  Brown     113  beds
Emeritus  Properties-NGH, LLC     Mesa, Arizona 85213     Assisted Living Center
-----------------------------     -------------------     ----------------------
(Personal  Care  Services)
--------------------------
Northwest  Oaks     9505  Fredericksburg  Road     120  beds
ESC-NGH,  L.P.     San Antonio, Texas 78240     Assisted Living Facility, Type B
--------------     ------------------------     --------------------------------
Large
-----
Village  Oaks  at  Orange  Park     1248  Kingsley  Avenue     102  beds
Emeritus  Properties-NGH, LLC     Orange Park, Florida 32073     Assisted Living
-----------------------------     --------------------------     ---------------
Facility
--------
Village  Oaks  at  Southpoint     6895  Belfort  Oaks  Place     102  beds
Emeritus Properties-NGH, LLC     Jacksonville, Florida 32216     Assisted Living
----------------------------     ---------------------------     ---------------
Facility
--------
Sugar  Land  Oaks     151  Commerce  Green  Blvd     126  beds
ESC-NGH,  L.P.     Sugar  Land,  Texas 77478     Assisted Living Facility Type B
--------------     -------------------------     -------------------------------
Large
-----
Tanglewood  Oaks     2698  S.  Hulen  Street     116  beds
ESC-NGH,  L.P.     Fort  Worth,  Texas 76109     Assisted Living Facility Type B
--------------     -------------------------     -------------------------------
Large
-----
Village  Oaks  at  Tuskawilla     1016  Willa  Springs  Drive     102  beds
Emeritus  Properties-NGH,  LLC     Winter  Springs,  Florida  32708     Assisted
------------------------------     --------------------------------     --------
Living  Facility
----------------
Village  Oaks  at  Greenwood     7212  US  Highway  31  South     66  units
Emeritus  Properties-NGH,  LLC     Indianapolis, Indiana 46227     NOT CURRENTLY
------------------------------     ---------------------------     -------------
LICENSED
--------

                                    EXHIBIT D
                ALLOCATION OF INITIAL EQUITY AND INITIAL FINANCING

             FACILITY NAME     INITIAL EQUITY     INITIAL FINANCING
             -------------     --------------     -----------------

Champion  Oaks
     $1,302,283     $1,738,899
     ----------     ----------
Village  Oaks  at  Chandler
     $  580,120     $  944,135
     ----------     ----------
Village  Oaks  at  Cielo  Vista
     $  593,337     $  907,497
     ----------     ----------
Collin  Oaks
     $2,077,310     $3,765,266
     ----------     ----------
Duval  Oaks
     $1,111,120     $1,876,996
     ----------     ----------
Village  Oaks  at  Farmers  Branch
     $1,054,417     $1,758,627
     ----------     ----------
Village  Oaks  at  Ft.  Wayne
     $1,536,525     $2,812,676
     ----------     ----------
Galleria  Oaks
     $  820,556     $1,256,967
     ----------     ----------
Village  Oaks  at  Glendale
     $  536,611     $  837,039
     ----------     ----------
Village  Oaks  at  Hollywood  Park
     $  998,327     $1,589,528
     ----------     ----------
Kingsley  Oaks
     $1,472,877     $2,609,760
     ----------     ----------
Village  Oaks  at  Las  Vegas
     $  474,876     $  744,035
     ----------     ----------
Village  Oaks  at  Melbourne
     $1,139,055     $2,130,644
     ----------     ----------
Memorial  Oaks
     $1,177,165     $1,961,546
     ----------     ----------
Village  Oaks  at  Mesa
     $  955,588     $1,741,717
     ----------     ----------
Meridian  Oaks
     $1,030,824     $1,471,159
     ----------     ----------
Northwest  Oaks
     $  974,553     $1,488,069
     ----------     ----------
Village  Oaks  at  Orange  Park
     $1,947,498     $3,613,077
     ----------     ----------
Village  Oaks  at  Southpoint
     $  737,042     $1,161,145
     ----------     ----------
Sugar  Land  Oaks
     $1,364,984     $2,147,554
     ----------     ----------
Tanglewood  Oaks
     $1,122,309     $1,899,543
     ----------     ----------
Village  Oaks  at  Tuskawilla
     $  980,736     $1,769,900
     ----------     ----------
Village  Oaks  at  Greenwood
     $1,285,487     $2,265,923
     ----------     ----------


                                    EXHIBIT E
                          LANDLORD'S PERSONAL PROPERTY
All furniture, fixtures, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of personal property now located at the Leased Property and used or usable in connection with any present or future occupation or operation of the Leased Property which was acquired by Landlord from the Seller.

                                    EXHIBIT F
                           LANDLORD'S PROPERTY REPORTS

                                    EXHIBIT G
                              PERMITTED EXCEPTIONS

               CONSISTING OF 24 SEPARATE SETS OF TITLE EXCEPTIONS

                                    EXHIBIT H
                  DESCRIPTION OF PRE APPROVED IMPROVEMENTS AND
                         PRE-APPROVED IMPROVEMENTS COSTS

                                    EXHIBIT I
                    TENANT AND GUARANTOR FINANCIAL REPORTING
                                  REQUIREMENTS

Within 90 days after the end of the fiscal year of Emeritus, Emeritus' Annual Report, together with (A) unaudited financial statements covering each of the Facilities certified by Emeritus and containing statements of profit and loss for the Facilities and a balance sheet for the Facilities and (B) such other information as may be required under the terms of the Mortgage Debt, all as described more fully as of the Effective Date in Section 5.11(c) of the Column Loan Agreement.

                                    EXHIBIT J
                           WIRE TRANSFER INSTRUCTIONS
                              FRETUS INVESTORS, LLC

Bank:
----

ABA  Number:
-----------

Account  Name:
-------------

Account  Number:
---------------

Notify:
------

Phone:
-----

                                    EXHIBIT K
                                   PROJECTIONS

                                    EXHIBIT L
                  EXISTING FACILITIES EXCEPTIONS TO NON-COMPETE

MARRIOTT FACILITY     LOCATION          EMERITUS OPERATED     LOCATION     MILES
Village  Oaks  at  Glendale     Phoenix,  AZ          Loyalton  of  Phoenix
---------------------------     ------------          ---------------------
Phoenix,  AZ     10  miles
------------     ---------
Village  Oaks  at  Conway     Orlando,  FL          Pavillion at Crossing Points
Orlando,  FL     10  miles
Village  Oaks  at  Tuskawilla     Winter  Springs,  FL          Stanford  Centre
Altamonte  Springs,  FL     7  miles
Village  Oaks at Las Vegas     Las Vegas, NV          Concorde     Las Vegas, NV
3  miles
Cielo  Vista     El  Paso,  TX          Cambria     El  Paso,  TX     7  miles
               Palisades     El  Paso,  TX     7  miles

Hollywood  Park     Hollywood  Park,  TX          Amber Oaks     San Antonio, TX
6  miles
               Kingsley  Place at Oakwell Farms     San Antonio, TX     10 miles
Kingsley  Oaks     Dallas, TX          Vickery Towers     Dallas, TX     8 miles
Northwest  Oaks     San  Antonio, TX          Hamilton House     San Antonio, TX
2  miles
               Kingsley  Place at Medical Center     San Antonio, TX     2 miles

                                    EXHIBIT M
                    DISBURSEMENT PROCEDURES FOR PRE-APPROVED
                                  IMPROVEMENTS
The disbursement of the Pre-Approved Improvements Budgeted Costs shall be governed by Section 7.1.2 of the Loan Agreement dated as of the Effective Date between Column Financial, Inc., as Lender, and Landlord, as Borrower, which is incorporated herein by reference.